                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

     |X|  Preliminary Proxy Statement

     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     |_|  Definitive Proxy Statement

     |_|  Definitive Additional Materials

     |_|  Soliciting Material Pursuant to ss. 240.14a-12

                                                      Predictive Systems, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                          (Name of Registrant as Specified in its Charter)


-----------------------------------------------------------------------------------------------------------------------------------
                              (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.

|X|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          Common Stock, par value $0.001 per share, of Predictive Systems, Inc.

     2)   Aggregate number of securities to which transaction applies:
          Approximately 45,741,411 shares of Predictive Common Stock (representing the number of shares of Predictive Common Stock outstanding on April 18, 2003 and shares of Predictive Common Stock underlying in-the-money options)

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee of $3,838 was calculated pursuant to Exchange Act Rule 0-11 and is equal to one fiftieth of one percent of the aggregate merger consideration of $19,186,700

     4)   Proposed maximum aggregate value of transaction:
          $19,186,700

     5)   Total fee paid:
          $3,838

|_|  Fee paid previously with preliminary materials.

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          $117,491.00 was previously paid ($55,825.97 was overpaid)

     2)   Form, Schedule or Registration Statement No.:
          S-1

     3)   Filing Party:
          Predictive Systems, Inc.

     4)   Date Filed:
          April 5, 2000

                        SPECIAL MEETING OF STOCKHOLDERS
                 MERGER PROPOSED -- YOUR VOTE IS VERY IMPORTANT

Dear Predictive Systems, Inc. Stockholder:

   The board of directors of Predictive Systems, Inc. has unanimously approved a merger pursuant to which Predictive will be acquired by International Network Services, Inc., or INS.

   If the merger is completed, holders of Predictive's common stock will receive approximately $0.46 in cash, without interest, for each share of Predictive's common stock they own. The exact amount of cash holders will receive per share of Predictive common stock cannot be determined until the closing of the merger, but will initially be equal to $19,186,700, divided by the number of shares of Predictive common stock and the number of shares of Predictive common stock subject to "in-the-money" options outstanding at the closing. The $19,186,700 aggregate consideration will be increased if and to the extent our net assets at closing exceed our estimates of our net assets at closing set forth in the merger agreement by more than $1,250,000, and will be decreased if and to the extent our net assets at closing are less than our estimates of our net assets at closing set forth in the merger agreement by more than $1,250,000. The approximately $0.46 initial per share consideration also assumes the successful completion of our sale of certain assets to Science Applications International Corporation, or SAIC, prior to the closing of the merger. If the asset sale to SAIC does not occur, we expect the $0.46 initial per share consideration to be reduced to approximately $0.42 per share. The potential adjustment regarding our closing net assets will apply regardless of whether or not the SAIC transaction is consummated.

   Stockholders of Predictive will be asked, at a special meeting of Predictive's stockholders, to adopt and approve the merger agreement and approve the merger. In connection with its evaluation of our strategic alternatives, including the merger, the board engaged Updata Capital, Inc. for the purpose of evaluating the fairness, from a financial point of view, of the merger consideration to the holders of the outstanding shares of our common stock. Updata Capital delivered its written opinion to our board of directors to the effect that, as of April 8, 2003, and based upon and subject to the factors and assumptions set forth in its written opinion, the merger consideration to be received by holders of our common stock pursuant to the merger agreement, whether or not the SAIC transaction is consummated prior to the closing of the merger, is fair from a financial point of view to those holders. In addition, the board of directors of Predictive has unanimously determined that the merger is advisable to, and in the best interests of, Predictive and our stockholders, approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and declared that it is in the best interests of Predictive's stockholders that you adopt and approve the merger agreement and approve the merger on the terms and conditions set forth in the merger agreement. The board of directors of Predictive unanimously recommends that Predictive's stockholders vote FOR adoption and approval of the merger agreement and approval of the merger.

   The date, time and place of the special meeting to consider and vote upon a proposal to adopt the merger agreement is as follows:

     ___________, 2003
     10:00 a.m., local time
     19 West 44th Street, 9th Floor
     New York, New York 10036

   The proxy statement attached to this letter provides you with information about the special meeting of Predictive's stockholders and the proposed merger. We encourage you to read the entire proxy statement carefully.

   Your vote is very important. Whether or not you plan to attend the special meeting, if you are a holder of Predictive common stock please take the time to vote by completing, signing, dating and mailing the enclosed proxy card to us.

                            ----------------------------------------------------
                            Chief Executive Officer


   The proxy statement is dated ____________, 2003, and is first being mailed to stockholders of Predictive on or about ____________, 2003.

                               [Predictive Logo]


                            PREDICTIVE SYSTEMS, INC.
                         19 West 44th Street, 9th Floor
                            New York, New York 10036
                                 (212) 659-3400

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON ____________, 2003


To the Stockholders of Predictive Systems, Inc.:

   A special meeting of stockholders of Predictive Systems, Inc., a Delaware corporation, will be held on ____________, 2003 at 10:00 a.m., local time, at our headquarters located at 19 West 44th Street, 9th Floor, New York, New York, 10036, for the following purposes:

   1. To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated as of April 8, 2003, among International Network Services, Inc., a Delaware corporation, Mid-West Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of INS, and Predictive, pursuant to which Predictive will become a wholly-owned subsidiary of INS, and to approve the merger of Predictive as contemplated in the merger agreement; and

   2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

   The board of directors of Predictive has fixed the close of business on ____________, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only holders of record of shares of Predictive's common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. At the close of business on the record date, Predictive had outstanding and entitled to vote ____________ shares of common stock. Holders of Predictive's common stock are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if they meet certain conditions. See "The Merger -- Appraisal Rights."

   Your vote is important. The affirmative vote of the holders of a majority of the outstanding shares of Predictive's common stock is required to adopt and approve the merger agreement and approve the merger. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption and approval of the merger agreement and approval of the merger. If you fail to return your Predictive proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Predictive special meeting but will effectively be counted as a vote against adoption and approval of the merger agreement and against approval of the merger. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

                            By order of the Board of Directors


                            ----------------------------------------------------
                            Secretary


New York, New York
____________, 2003

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
QUESTIONS AND ANSWERS ABOUT THE MERGER ..................................    iii
SUMMARY .................................................................      1
Forward-Looking Information .............................................      1
The Companies ...........................................................      1
Merger Consideration ....................................................      2
Adjustment Mechanism ....................................................      2
Sale of Assets to SAIC ..................................................      3
Treatment of Awards Outstanding under Predictive's Stock Plans ..........      3
Market Price and Dividend Data ..........................................      3
Material United States Federal Income Tax Consequences of the Merger ....      3
Reasons for the Merger ..................................................      3
Recommendation to Stockholders ..........................................      5
Opinion of our Financial Advisor ........................................      6
The Special Meeting of Predictive's Stockholders ........................      6
Interests of Predictive's Directors and Management in the Merger ........      6
Conditions to the Completion of the Merger ..............................      7
Limitation on Considering other Acquisition Proposals ...................      8
Termination of the Merger Agreement .....................................      8
Expenses and Termination Fees ...........................................      9
Voting Agreements .......................................................     10
Accounting Treatment ....................................................     10
Appraisal Rights ........................................................     10
MARKET PRICE AND DIVIDEND DATA ..........................................     11
THE SPECIAL MEETING .....................................................     12
Date, Time and Place ....................................................     12
Purpose of Special Meeting ..............................................     12
Record Date; Stock Entitled to Vote; Quorum .............................     12
Votes Required ..........................................................     12
Voting by Predictive's Directors, Executive Officers and Certain
  Stockholders...........................................................     12
Voting of Proxies .......................................................     12
Revocability of Proxies .................................................     13
Solicitation of Proxies .................................................     13
THE COMPANIES ...........................................................     14
Predictive ..............................................................     14
INS .....................................................................     14
INS's Merger Subsidiary .................................................     15
THE MERGER ..............................................................     16
Background to the Merger ................................................     16
Reasons for the Merger and Board of Directors' Recommendation ...........     18
Opinion of Updata Capital, Inc. .........................................     21
Interests of Predictive's Directors and Management in the Merger ........     25
Appraisal Rights ........................................................     27
Accounting Treatment ....................................................     28
Form of the Merger ......................................................     28
Merger Consideration ....................................................     29
Adjustment Mechanism ....................................................     29
Sale of Assets to SAIC ..................................................     29
Conversion of Shares; Procedures for Exchange of Certificates ...........     30
Effect on Awards Outstanding under Predictive's Stock Plans .............     30
Effective Time of the Merger ............................................     31

                                                                            Page
                                                                            ----
Delisting and Deregistration of Predictive's Common Stock ...............    31
Material United States Federal Income Tax Consequences of the Merger ....    31
Regulatory Matters ......................................................    32
Employee Matters and Continuation of Predictive's Employee Benefits .....    32
THE MERGER AGREEMENT AND VOTING AGREEMENTS ..............................    33
The Merger Agreement ....................................................    33
    Conditions to the Completion of the Merger ..........................    33
    Material Adverse Effect .............................................    33
    No Solicitation .....................................................    34
    Termination .........................................................    35
    Termination Fee .....................................................    37
    Conduct of Business Pending the Merger ..............................    37
    Business Promotion Program ..........................................    39
    Reasonable Efforts ..................................................    39
    Amendment; Extension and Waiver .....................................    40
    Expenses ............................................................    40
    Representations and Warranties ......................................    40
    Predictive Certificate of Incorporation .............................    42
    Predictive Bylaws ...................................................    42
The Voting Agreements ...................................................    42
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ........    44
STOCKHOLDER PROPOSALS ...................................................    47
OTHER MATTERS ...........................................................    47
WHERE YOU CAN FIND MORE INFORMATION .....................................    48

ANNEX A  -  Agreement and Plan of Merger
ANNEX B  -  Appraisal Rights
ANNEX C  -  Opinion of Updata Capital, Inc.
ANNEX D  -  Net Asset Determination Schedule
ANNEX E  -  Form of Voting Agreement

                     QUESTIONS AND ANSWERS ABOUT THE MERGER


Q:   What will happen to Predictive as a result of the merger?

A: If the merger is completed, we will become a wholly-owned subsidiary of International Network Services, Inc., or INS.

Q:   What will Predictive's stockholders receive in the merger?

A: As a result of the merger, our stockholders will receive approximately $0.46 in cash, without interest, for each share of our common stock they own. For example, if you own 1,000 shares of our common stock, you will receive approximately $460 in cash in exchange for your Predictive shares. The exact amount of cash that holders will receive per share of Predictive common stock cannot be determined until the closing of the merger, but will initially be equal to $19,186,700, divided by the number of shares of Predictive common stock and the number of shares of Predictive common stock subject to "in-the-money" options outstanding at the closing. As of the date hereof, there were an aggregate of __________ shares of Predictive common stock and shares of Predictive common stock subject to "in-the-money" options outstanding (assuming the successful completion of our sale of certain assets to Science Applications International Corporation, or SAIC, pursuant to which we will reacquire 4,192,220 shares of our common stock that as a result will no longer be outstanding). In addition, the $19,186,700 aggregate consideration will be increased if and to the extent our net assets at closing exceed our estimates of our net assets at closing set forth in the merger agreement by more than $1,250,000, and will be decreased if and to the extent our net assets at closing are less than our estimates of our net assets at closing set forth in the merger agreement by more than $1,250,000. We do not currently anticipate that an adjustment will be required, however, several factors, such as our second quarter 2003 results and the timing of the closing, may materially impact the assumptions underlying our estimates, and may cause them to prove incorrect.

     If the asset sale to SAIC does not occur, we expect the $0.46 initial per share consideration to be reduced to approximately $0.42 per share. The potential adjustment regarding our closing net assets will apply regardless of whether or not the SAIC transaction is consummated.

     We intend to issue a press release no later than three (3) trading days prior to the special meeting informing stockholders of what INS and Predictive believe to be the final per share purchase price determination.

Q:   How does the adjustment to the total consideration work?

A: We have estimated in the merger agreement that our net assets at closing will be $15,386,700. The aggregate consideration to be paid of $19,186,700 will be increased if our net assets at closing are greater than $16,636,700 by an amount equal to such excess. The aggregate consideration to be paid of $19,186,700 will be decreased if our net assets at closing are less than $14,136,700 by an amount equal to such shortfall. Our net assets at closing for these purposes will be calculated generally in accordance with generally accepted accounting principles, subject to certain significant exceptions and certain agreed upon amounts as set forth on the "Net Asset Determination Schedule" attached as Annex D to this proxy statement. The Net Asset Determination Schedule contains the detailed procedures by which our net assets will be determined at closing. You are encouraged to read the Net Asset Determination Schedule in its entirety.

Q:   What do I need to do now?

A: We urge you to read this proxy statement carefully, including its annexes, and to consider how the merger affects you. Then please mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders.

Q:   How does Predictive's board of directors recommend I vote?

A: At a meeting held on April 8, 2003, our board of directors unanimously determined that the merger is advisable, and in the best interests of, Predictive and our stockholders, approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and declared that it is in the best interests of Predictive's stockholders that you adopt and approve the merger agreement and approve the merger on the terms and conditions set forth in the merger agreement. The board of directors of Predictive unanimously recommends that you vote FOR adoption and approval of the merger agreement and approval of the merger.

Q:   What vote of stockholders is required to approve the merger?

A: For us to complete the merger, stockholders of record on ________, 2003 holding at least a majority of our shares of outstanding common stock must vote "FOR" the merger.

Q:   What happens if I do not return a proxy card?

A: If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. In addition, the failure to return your proxy card will have the same effect as voting against the merger.

Q:   May I vote in person?

A: Yes. If your shares are not held in "street name" through a broker or bank, you may attend the special meeting of our stockholders and vote your shares in person, rather than signing and returning your proxy card. If your shares are held in "street name," you must get a proxy from your broker or bank in order to attend the special meeting and vote.

Q:   Do I need to attend the special meeting in person?

A: No. You do not have to attend the special meeting in order to vote your Predictive shares. Your shares can be voted at the special meeting of our stockholders without attending by mailing your completed, dated and signed proxy card in the enclosed return envelope.

Q:   May I change my vote after I have mailed my signed proxy card?

A: Yes. You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways. First, you can send a written, dated notice to the Secretary of Predictive stating that you would like to revoke your proxy. Second, you can complete, date, and submit a new proxy card. Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your instructions.

Q: If my broker holds my shares in "street name," will my broker vote my shares for me?

A: Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedures provided by your broker. Without instructions, your shares will not be voted, which will have the same effect as a vote against the merger.

Q:   Should I send in my Predictive stock certificates now?

A: No. After the merger is completed, you will receive written instructions for exchanging your shares of our common stock for the cash merger consideration, without interest, to be received in the merger in exchange for outstanding shares of our common stock.

Q:   When do you expect the merger to be completed?

A: We are working toward completing the merger as quickly as possible. We expect to complete the merger late in the second calendar quarter of 2003. In addition to obtaining stockholder approval, we must satisfy all other closing conditions.

Q:   What if the proposed merger is not completed?

A: It is possible that the proposed merger will not be completed. The proposed merger will not be completed if, for example, the holders of a majority of Predictive common stock do not vote to adopt and approve the merger agreement and approve the proposed merger. If the merger is not completed, Predictive will continue its current operations and will remain a publicly-held company.

Q:   Am I entitled to appraisal rights?

A: Yes. Holders of our common stock are entitled to appraisal rights under the Delaware General Corporation Law, in connection with the merger if they meet certain conditions.

Q:   Will I owe taxes as a result of the merger?

A: The merger will be a taxable transaction for United States federal income tax purposes (and also may be taxed under applicable state, local, and other tax laws). In general, for United States federal income tax purposes, you will recognize gain or loss equal to the difference between
     (1) the amount of cash you receive in the merger for your shares of Predictive common stock and (2) the tax basis of your shares of Predictive common stock. Refer to the section entitled "The Merger -- Material United States Federal Income Tax Consequences of the Merger" for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor on how specific tax consequences of the merger apply to you.

Q:   What other matters will be voted on at the special meeting?

A: Predictive does not expect to ask its stockholders to vote on any other matters at the special meeting.

Q:   Who can help answer my questions?

A: If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

     Predictive Systems, Inc.
     Attn: General Counsel
     19 West 44th Street, 9th Floor
     New York, New York 10036
     (212) 659-3400

                                    SUMMARY


   This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement and the documents we refer to herein. See "Where You Can Find More Information." The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement as it is the legal document that governs the merger.

Forward-Looking Information

   This proxy statement contains "forward-looking statements," as defined in
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "estimate," "expect," "intend," "project," "should," and similar expressions. Those statements include, among other things, the risk that the aggregate purchase price will be adjusted downward at closing, the risk that the merger may not be consummated in a timely manner, if at all, the risk that the SAIC transaction will not close prior to the closing of the merger, risks regarding employee retention and other risks detailed in our current filings with the SEC, including our most recent filing on Form 10-K, which discuss these and other important risk factors concerning our operations. We caution you that reliance on any forward-looking statement involves risks and uncertainties, and although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

The Companies

     Predictive Systems, Inc.
     19 West 44th Street, 9th Floor
     New York, New York 10036
     Telephone: (212) 659-3400

   We are a leading independent network infrastructure and security consulting company focused on helping global enterprises and service providers harness the power of network technology. Specifically, we build, optimize, and secure high-performance infrastructures that deliver measurable results by increasing operational efficiency, mitigating risk, and empowering our Fortune 1000 clients' business initiatives. Our BusinessFirstTM approach ensures that we deliver measurable, sustainable results to clients that allow them to benefit from our collective, in-depth experience. With BusinessFirst, we prioritize a client's goals and deliver business-driven solutions. Our expertise spans a multitude of disciplines including enterprise management, performance, network design and management, and information security. We believe that this range of services along with our business-oriented approach is unique in the industry. See "The Companies -- Predictive."

     International Network Systems, Inc.
     1600 Memorex Drive, Suite 200
     Santa Clara, CA 95050
     Telephone: (408) 330-2700

   International Network Services, Inc., or INS, provides network consulting services and business solutions to help companies build, secure, and manage their complex network infrastructures. INS's end-to-end network consulting solutions address customer needs in Next Generation Networking, Security, and Network &

Systems Management, helping businesses better face competitive challenges and meet future demands. INS is one of the world's largest independent network consulting and security services providers, with more than half of the Fortune 500 as customers. INS is headquartered in Santa Clara, Calif. and has offices across the U.S. and Europe. See "The Companies -- INS."

     Mid-West Acquisition Corporation
     1600 Memorex Drive, Suite 200
     Santa Clara, CA 95050
     Phone: (408) 330-2700

   Mid-West Acquisition Corporation is a Delaware corporation and a wholly-owned subsidiary of INS. Mid-West Acquisition Corporation was organized solely for the purpose of functioning as an acquisition vehicle and has not conducted any business operations. See "The Companies -- INS Merger Subsidiary."

Merger Consideration

   If the merger is completed, you will receive approximately $0.46 in cash, without interest, in exchange for each share of our common stock that you own The exact amount of cash that holders will receive per share of Predictive common stock cannot be determined until the closing of the merger as discussed below and elsewhere in this proxy statement.

   The cash to be received per share of Predictive common stock will initially be equal to $19,186,700, divided by the number of shares of Predictive common stock and the number of shares of Predictive common stock subject to "in-the-money" options outstanding at the closing. As of the date hereof, there were __________ shares of our common stock outstanding (assuming the successful completion of our sale of certain assets to Science Applications International Corporation, or SAIC, pursuant to which we will acquire 4,192,220 shares of our common stock that as a result will no longer be outstanding), and there were _________ shares of Predictive common stock subject to "in-the-money" options outstanding.

   In addition, the $19,186,700 aggregate consideration will be increased if and to the extent our net assets at closing exceed our estimates of our net assets at closing set forth in the merger agreement by more than $1,250,000, and will be decreased if and to the extent our net assets at closing are less than our estimates of our net assets at closing set forth in the merger agreement by more than $1,250,000. We do not currently anticipate that an adjustment will be required, however, several factors, such as our second quarter 2003 results and the timing of the closing, may materially impact the assumptions underlying our estimates and cause them to prove incorrect.

   We intend to issue a press release no later than three (3) trading days prior to the special meeting informing stockholders of what the parties believe to be the final per share purchase price determination.

   After the merger is completed, you will have the right to receive the merger consideration but you will no longer have any rights as a Predictive stockholder. You will receive your portion of the merger consideration after exchanging your Predictive stock certificates in accordance with the instructions contained in a letter of transmittal to be sent to you shortly after completion of the merger.

   See "The Merger -- Merger Consideration."

Adjustment Mechanism

   We have estimated in the merger agreement that our net assets at closing will be $15,386,700. The aggregate consideration to be paid will be increased if our net assets at closing are greater than $16,636,700 by the amount of such excess, and will be decreased if our net assets at closing are less than $14,136,700 by the amount of such shortfall. Our net assets at closing for these purposes will be calculated generally in accordance with generally accepted accounting principles, subject to certain significant exceptions and certain agreed upon amounts as set forth on the "Net Asset Determination Schedule" attached as an exhibit to the merger agreement contained in this proxy statement. The Net Asset Determination Schedule contains the detailed procedures by which our net assets will be determined at closing. You are encouraged to read the Net Asset Determination Schedule in its entirety.

   See "The Merger -- Adjustment Mechanism."

Sale of Assets to SAIC

   On April 10, 2003, we entered into an Asset Purchase Agreement with Science Application International Corporation, or SAIC, whereby we have agreed to sell to SAIC our Information Sharing and Analysis Centers (ISAC) and Open Source Intelligence (OSI) services business units in exchange for 4,192,220 shares of our common stock currently held by SAIC. The merger agreement with INS specifically permitted us to enter into this agreement, subject to the consent of INS with respect to certain sections, which consent has been obtained. The estimated initial consideration of $0.46 per share in the INS merger assumes the successful closing of the SAIC transaction prior to the closing of the merger and the reduction of our common stock outstanding by these 4,192,220 shares. If the SAIC transaction does not close prior to the consummation of the merger, we expect the initial per share consideration in the merger to be approximately $0.42. The potential adjustment to the total merger consideration regarding our closing net assets will apply regardless of whether or not the SAIC transaction is consummated. Although we expect the closing of the SAIC transaction to be completed prior to the special meeting, the closing of the SAIC transaction is subject to several conditions, most importantly the receipt of certain third party consents.

   See "The Merger -- Sale of Assets to SAIC."

Treatment of Awards Outstanding under Predictive's Stock Plans

   Any options that are outstanding immediately prior to the closing and have a per share exercise price that is less than the per share merger consideration are referred to as "in-the-money" options. In-the-money options that have not been exercised prior to the closing shall be amended and automatically exercised pursuant to a board approved net exercise program. As a result of this net exercise, holders of in-the-money options who have not exercised such options prior to the closing will receive at the closing the per share merger consideration, less any applicable exercise price and withholding taxes. Any options outstanding at the effective time of the merger that are not in-the-money will be cancelled. If you exercise options prior to the closing with a per share exercise price greater than the per share price to be received in the merger, you will lose money in this transaction.

   See "The Merger -- Effect of Awards Outstanding under Predictive's Stock Plans."

Market Price and Dividend Data

   Our common stock is listed on The Nasdaq SmallCap Market under the symbol "PRDS." On April 7, 2003, the last full trading day prior to the public announcement of the proposed merger, our common stock closed at $0.26. On _____________, 2003, the last practicable trading day prior to the date of this proxy statement, our common stock closed at $__. See "Market Price and Dividend Data."

Material United States Federal Income Tax Consequences of the Merger

   The exchange of shares of our common stock for the cash merger consideration will be a taxable transaction to our stockholders for United States federal income tax purposes. See "The Merger -- Material United States Federal Income Tax Consequences of the Merger."

   Tax matters can be complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your own tax advisor to fully understand the tax consequences of the merger to you.

Reasons for the Merger

   Our board of directors approved the merger based on a number of positive factors, including the following:

   o the expected value of the consideration to be received by our stockholders in the merger pursuant to the merger agreement, whether or not the SAIC transaction closes prior to the closing of the merger;

   o the fact that the approximately $0.46 per share expected to be paid as the consideration in the merger represents:

     o a premium of approximately $0.203, or 79.0%, over the trailing average closing sales prices for our common stock as reported on the Nasdaq SmallCap Market for the one month ended April 7, 2003 of $0.257 per share,

     o a premium of approximately $0.196, or 74.2%, over the trailing average closing sales prices for our common stock as reported on the Nasdaq SmallCap Market for the one week ended April 7, 2003 of $0.264 per share, and

     o a premium of approximately $0.20, or 76.9%, over the $0.26 closing sale price for our common stock as reported on the Nasdaq SmallCap Market on April 7, 2003, the trading day prior to our board's approval of the merger agreement;

   o the fact that given the expected closing date and our anticipated net assets, the board of directors does not currently believe the aggregate consideration to be received will be reduced pursuant to the merger consideration adjustment;

   o the financial presentation and written opinion of Updata Capital, Inc. to our board of directors to the effect that, as of April 8, 2003, and based upon and subject to the factors and assumptions set forth in the written opinion, the merger consideration to be received by holders of our common stock pursuant to the merger agreement, whether or not the SAIC transaction is consummated prior to the closing of the merger, is fair from a financial point of view to those holders (the full text of this opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Updata Capital in connection with the opinion, is attached as Annex C to this proxy statement);

   o the likelihood that the proposed acquisition would be consummated in light of the experience, reputation and financial capabilities of INS;

   o the overall fairness of the terms of the merger agreement and related documents, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, in light of the circumstances under which they were negotiated;

   o the fact that pursuant to the merger agreement, we are not prohibited from responding (at any time prior to our stockholders' approval and adoption of the merger agreement with INS) in the manner provided in the merger agreement to certain takeover proposals that our board of directors determines in good faith constitute a superior offer, and, upon payment of a predetermined termination fee, we may terminate the merger agreement under certain circumstances to enter into a superior offer transaction;

   o the belief by our board of directors that we obtained the highest price per share that INS is willing to pay;

   o the belief by our board of directors that it was unlikely that a third party would offer a higher price than INS in the near future after considering, among other things, that we or our representatives had contacted over 20 other parties concerning the acquisition of Predictive;

   o the historically low trading volume of our stock, the volatility of our stock price and the ability of our stockholders to realize liquidity with respect to their shares in light of the level of such trading volume and volatility;

   o the fact that the merger consideration is all cash, which provides a certainty of value to our stockholders compared to a transaction in which our stockholders would receive stock;

   o management's assessment that INS has the financial capability to complete the merger, in view of the absence of a financing condition in the merger agreement and the representation and warranty to that effect made by INS in the merger agreement;

   o the view of our board of directors that the merger with INS presented the best available option for our stockholders when compared to, and in light of, the potential stockholder value that could be expected to be generated from the other strategic alternatives to the merger available to us, including remaining independent and continuing to successfully implement our current growth model, the risks and uncertainties associated with those alternatives and the uncertain timing and likelihood of accomplishing the goals of those alternatives;

   o the fact that Predictive would no longer be subject to the substantial compliance, insurance, regulatory and other costs to us of being a public company listed on The Nasdaq SmallCap Market, including the additional costs associated with complying with the recently enacted Sarbanes-Oxley Act upon the closing of the merger;

   o the view of our board of directors, based upon the advice of management after consultation with legal counsel, that the regulatory approvals necessary to complete the merger could be obtained;

   o the fact that the merger would be subject to the approval of a majority of our stockholders and our stockholders, other than our stockholders who signed voting agreements, would be free to reject the transaction with INS; and

   o the availability of appraisal rights for our stockholders who properly exercise their statutory appraisal rights.

   In approving the merger, our board of directors also took into account a number of negative factors, including the following:

   o risks and contingencies related to the announcement and pendency of the merger, the possibility that the merger will not be consummated and the potential negative effect of public announcement of the merger in that event on our sales, operating results and stock price and our ability to retain key management and personnel;

   o the fact that the aggregate merger consideration may be reduced if our estimates of our closing net assets prove to be incorrect by more than $1,250,000;

   o that our stockholders would not benefit from any potential future increase in our value;

   o that, under the terms of the merger agreement and the voting agreements,
     (1) neither we nor the stockholders that signed voting agreements can solicit other acquisition proposals, (2) we must pay to INS a termination fee and/or reimburse INS for certain of its transaction costs if the merger agreement is terminated under certain circumstances, and (3) the holders of approximately 28.4% of our common stock have agreed to vote for the merger, all of which may deter others from proposing an alternative transaction that may be more advantageous to our stockholders;

   o the fact that gains from an all-cash transaction would be taxable to our stockholders for U.S. federal income tax purposes;

   o that if the merger does not close, our officers and other employees will have expended extensive efforts attempting to complete the transaction and will have experienced significant distractions from their work during the pendency of the transaction and we will have incurred substantial transaction costs in connection with the transaction and such costs will negatively impact our operating results;

   o the conditions to INS's obligation to complete the merger and the right of INS to terminate the merger agreement under certain circumstances; and

   o that certain of our directors and executive officers may have had other interests with respect to the merger in addition to their interests as stockholders of Predictive generally, as described in "The Merger -- Interests of Predictive's Directors and Management in the Merger."

   See "The Merger -- Reasons for the Merger and Board of Directors' Recommendation."

Recommendation to Stockholders

   Our board of directors has unanimously:

   o determined that the merger is advisable, and in the best interests of, Predictive and our stockholders;

   o approved the merger agreement, the merger and the other transactions contemplated by the merger agreement;

   o declared that it is in the best interests of Predictive's stockholders that you adopt and approve the merger agreement and approve the merger on the terms and conditions set forth in the merger agreement; and

   o recommended that our stockholders vote FOR approval and adoption of the merger agreement and approval of the merger.

   See "The Merger -- Reasons for the Merger and Board of Directors' Recommendation."

Opinion of our Financial Advisor

   Updata Capital, Inc. delivered its opinion to our board of directors that, as of the date of the written fairness opinion and based upon and subject to the factors and assumptions set forth in the written opinion, the merger consideration to be received by holders of our common stock pursuant to the merger agreement, whether or not the SAIC transaction is completed prior to the closing of the merger, is fair from a financial point of view to those holders.

   The full text of the written opinion of Updata Capital, dated April 8, 2003, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this proxy statement. Our stockholders should read the opinion in its entirety. Updata Capital provided its opinion for the information and assistance of our board of directors in connection with its consideration of the transaction contemplated by the merger agreement. The Updata Capital opinion is not a recommendation as to how any holder of our common stock should vote with respect to the transaction.

   See "The Merger -- Opinion of Updata Capital, Inc."

The Special Meeting of Predictive's Stockholders

   Time, Date and Place. A special meeting of our stockholders will be held on _____________, _____________, 2003, at our headquarters located at 19 West
44th Street, 9th Floor, New York, New York 10036 at 10:00 a.m., local time, to consider and vote upon a proposal to adopt and approve the merger agreement and approve the merger.

   Record Date and Voting Power. You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on _____________, 2003, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are _____________ shares of our common stock entitled to be voted at the special meeting.

   Required Vote. The adoption and approval of the merger agreement and approval of the merger requires the affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date.

   Share Ownership of Directors and Management. Our current executive officers and directors and certain of our affiliates beneficially own approximately __% of our outstanding shares entitled to vote at the special meeting as of the close of business on the record date, excluding options to purchase shares of our common stock exercisable within 60 days of the record date.

   See "The Special Meeting."

Interests of Predictive's Directors and Management in the Merger

   When considering the unanimous recommendation by our board of directors in favor of the merger, you should be aware that members of our board of directors and our executive officers have interests in the merger that are different from, or in addition to, yours, including, among others:

   o certain indemnification arrangements, including director and officer indemnification insurance in the form of tail coverage, for our directors and officers will be continued if the merger is completed;

   o certain of our officers will be entitled to severance payments and bonuses in connection with the merger;

   o our directors and officers will have the vesting of options and restricted stock accelerated in connection with the merger; and

   o certain of our officers have received offers of employment from INS.

   See "The Merger -- Interests of Predictive's Directors and Management in the Merger."

Conditions to the Completion of the Merger

   Neither party will be obligated to effect the merger unless the following conditions are satisfied or, to the extent legally permitted, waived:

   o the holders of a majority of the outstanding shares of our common stock must have voted in favor of adoption and approval of the merger agreement and approval of the merger;

   o no statute, rule, regulation, executive order, decree, injunction or other order, whether temporary, preliminary or permanent, that has the effect of making the merger illegal or otherwise preventing the completion of the merger shall have been enacted, issued, promulgated, enforced or entered by any governmental entity;

   o no action, suit, claim or proceeding shall be pending or threatened which seeks to materially delay or prevent the consummation of the merger; and

   o no order suspending the use of this proxy statement may be issued and no proceeding to suspend the use of this proxy statement shall have been initiated or threatened in writing by the SEC.

   We will not be obligated to effect the merger unless the following conditions are satisfied or waived:

   o the representations and warranties of INS and Mid-West Acquisition Corporation must be true and correct as of the date of the merger agreement and as of the closing date of the merger, subject to certain exceptions; and

   o each of INS and Mid-West Acquisition Corporation must have performed or complied in all material respects with all agreements and covenants required by the merger agreement at or prior to the closing of the merger.

   INS will not be obligated to effect the merger unless the following conditions are satisfied or waived:

   o our representations and warranties must be true and correct as of the date of the merger agreement and as of the closing date of the merger, subject to certain exceptions;

   o we must have performed or complied in all material respects with all agreements and covenants required by the merger agreement at or prior to the closing of the merger;

   o no material adverse effect (as such term is defined in the merger agreement) with respect to us and our subsidiaries shall have occurred since the date of the merger agreement;

   o we receive consents to assign a certain real property lease to INS;

   o at least 80% of certain specified employees shall have accepted employment with INS; and

   o no more than 80% of certain specified customers, and none of a specified subgroup of such customers, shall have given notice or other indication that they wish to:

     o substantially modify in an adverse fashion the terms and conditions under which we perform work for such customers, in the case of customers billed on a time and materials basis, or

     o terminate or modify in an adverse fashion the terms and conditions of a fixed price project to which the customers have previously committed, in the case of customers billed on a fixed price basis.

   See "The Merger Agreement and Voting Agreements -- The Merger Agreement -- Conditions to the Completion of the Merger."

Limitation on Considering other Acquisition Proposals

   We have agreed, subject to certain exceptions arising out of the fiduciary duties of our board of directors, that we will not, and will not permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries' officers, directors, affiliates or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives retained by us or them, to, directly or indirectly:

   o solicit, initiate, knowingly or intentionally encourage, facilitate or induce the making, submission or announcement of any other acquisition proposal;

   o participate in any negotiations or discussions regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any other acquisition proposal;

   o approve, endorse or recommend any other acquisition proposal; or

   o enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any other acquisition transaction.

   The merger agreement does provide that our board of directors may enter into a confidentiality agreement with and provide confidential information to, or enter into negotiations or discussions with, any person or group in response to an acquisition proposal submitted and not withdrawn by such person or group, if:

   o neither we nor our subsidiaries nor any of our or their representatives have violated the restrictions set forth above;

   o our board of directors concludes in good faith, after consultation with our outside legal counsel, that the action is required in order for our board of directors to comply with its fiduciary duties to our stockholders under applicable law;

   o at least two (2) business days prior to providing any nonpublic information to, or entering into negotiations or discussions with, such person or group, we give INS written notice of the identity of the person or group and of our intention to furnish nonpublic information to, or enter into negotiations or discussions with, such person or group;

   o we receive from such person or group an executed confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information provided by us to such person or group, with limitations which are no less favorable to us than those in the confidentiality agreement entered into with INS; and

   o contemporaneously with providing any nonpublic information to such person or group, we provide such nonpublic information to INS.

   See "The Merger Agreement and Voting Agreements -- The Merger Agreement -- No Solicitation."

Termination of the Merger Agreement

   The merger agreement may be terminated at any time prior to the effective time of the merger under certain circumstances, including:

   o by mutual written consent authorized by the boards of directors of INS and us;

   o by either INS or us, if the merger has not been completed by September 30, 2003;

   o by either INS or us, if any governmental entity issues any final and non-appealable order, decree or ruling or any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger;

   o by either INS or us, if our stockholders do not approve the merger agreement at a duly held stockholders meeting;

   o by us, upon the approval of our board of directors, if our board of directors concludes in good faith that it is required to terminate the merger agreement by its fiduciary duties to our stockholders in connection with entering into a definitive agreement with respect to an acquisition proposal which qualifies as a superior offer;

   o by either INS or us, if the other party has breached any of its representations, warranties, covenants or other agreements contained in the merger agreement such that any of the conditions to the merger would not be satisfied and such breach cannot be cured within thirty (30) calendar days;

   o by INS in the event we materially breach any of the provisions regarding solicitation of an acquisition proposal; or

   o by INS if any of the following "triggering events" occurs:

     o our board of directors or any of its committees for any reason withdraws or withholds, or amends, changes or modifies in a manner adverse to INS, its unanimous recommendation in favor of the adoption and approval of the merger agreement or the approval of the merger, subject to limited exceptions;

     o we fail to include in this proxy statement the unanimous recommendation of our board of directors that stockholders vote in favor of and adopt and approve the merger agreement and the merger, subject to limited exceptions;

     o our board of directors or any of its committees approves or recommends any other acquisition proposal;

     o we enter into any letter of intent or similar document or any contract accepting any other acquisition proposal; or

     o a tender or exchange offer relating to our securities is commenced by a person unaffiliated with INS and we have not sent to our stockholders, within ten (10) business days after such a tender or exchange offer is first published, sent or given, a statement disclosing that our board of directors recommends rejection of such tender or exchange offer.

   See "The Merger Agreement and Voting Agreements -- The Merger Agreement -- Termination."

Expenses and Termination Fees

   The merger agreement provides that regardless of whether the merger is consummated, all fees and expenses incurred by the parties shall be borne by the party incurring such expenses.

   The merger agreement requires, however, that we pay INS a termination fee of $600,000 if, among other things:

   o INS terminates the merger agreement as a result of a "triggering event," as described above;

   o the agreement is terminated by INS or us because our stockholders do not approve the merger at the special meeting, and prior to such vote a director abstains from a board or board committee vote concerning the merger and the director (or any of its affiliates, including Predictive) then makes a public statement adverse to INS or the merger;

   o the fiduciary duties of our board of directors require us to terminate the merger agreement in connection with our entering into a definitive agreement related to an acquisition proposal which qualifies as a superior offer;

   o INS terminates the merger agreement because either the effective time has not occurred before September 30, 2003 or we failed to obtain the required approval of our stockholders, and any of the following occurs:

     o a third party has announced an acquisition proposal and has not publicly withdrawn the acquisition proposal at least five (5) business days prior to the earlier of September 30, 2003 or the meeting of our stockholders to vote on the merger, as may be applicable, and within nine (9) months following the termination of our merger agreement with INS, an acquisition of us is completed; or

     o a third party has announced an acquisition proposal and has not publicly withdrawn the acquisition proposal at least five (5) business days prior to the earlier of September 30, 2003 or the meeting of our stockholders to vote on the merger, as may be applicable, and within nine (9) months following the termination of our merger agreement with INS, we enter into a letter of intent or similar document or contract that provides for any acquisition of us.

   In addition to the termination fees described above, in the event INS terminates the merger agreement in connection with the breach of our representation and warranty that we have performed or complied in all material respects with all agreements and covenants required by the merger agreement, and prior to such termination, we have received, or a third party has announced, an acquisition proposal and our breach is intended to or has the effect of facilitating such acquisition proposal or benefiting the person or entity making such acquisition proposal without similarly benefiting INS, we will be required to pay INS an amount equal to the out-of-pocket fees and expenses incurred by INS and Mid-West Acquisition Corporation in connection with the negotiation, execution and delivery of the merger agreement to which this proxy solicitation relates, provided, however, that we are not required to pay INS expenses in excess of $500,000.

   See "The Merger Agreement and Voting Agreements -- The Merger Agreement -- Termination Fee."

Voting Agreements

   All of our executive officers and directors (other than one director who does not individually own any shares of our common stock or options) and certain of our affiliates, who owned approximately 28.4% of our outstanding shares as of April 8, 2003, entered into individual voting agreements with INS. As of the record date, excluding options to purchase shares of our common stock, such persons beneficially own approximately __% of the shares entitled to vote at the special meeting, assuming the successful closing of the asset sale to SAIC, and ___% of the shares entitled to vote at the special meeting, assuming the asset sale to SAIC does not close. Pursuant to the voting agreements, these stockholders have agreed to vote their shares, and have granted INS an irrevocable proxy to vote their shares, in favor of approval of the merger and adoption and approval of the merger agreement, and against any proposal adverse to the merger.

   See "The Merger Agreement and Voting Agreements -- The Merger Agreement -- The Voting Agreements."

Accounting Treatment

   The merger will be accounted for as a "purchase transaction" by INS for financial accounting purposes. See "The Merger -- Accounting Treatment."

Appraisal Rights

   Subject to compliance with the procedures set forth in Section 262 of the Delaware General Corporations Law ("DGCL"), holders of record of our common stock who do not vote in favor of the approval and adoption of the merger agreement and the merger and otherwise comply with the requirements of
Section 262 of the DGCL are entitled to appraisal rights, in connection with the merger, whereby such stockholders may receive the "fair value" of their shares in cash, exclusive of any element of value arising from the expectation or accomplishment of the merger. Failure to take any of the steps required under Section 262 of the DGCL, on a timely basis, may result in a loss of those appraisal rights. These procedures are described in this proxy statement. The provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex B.

   See "The Merger -- Appraisal Rights."

                         MARKET PRICE AND DIVIDEND DATA


   Our common stock is currently listed on the Nasdaq SmallCap Market under the symbol "PRDS." Our stock moved from the Nasdaq National Market to the Nasdaq SmallCap Market on December 13, 2002, because it was no longer in compliance with the listing requirements of the Nasdaq National Market. This table shows, for the periods indicated, the range of high and low bids for our common stock as quoted on the Nasdaq SmallCap Market and, prior to December 13, 2002, the Nasdaq National Market.

                                                                           Predictive
                                                                             Common
                                                                              Stock
                                                                           -----------
                                                                          High    Low
                                                                          ----    ----
      Second Quarter 2003 (through _______, 2003) .....................
      First Quarter 2003 ..............................................   0.36    0.21
      Fourth Quarter 2002 .............................................   0.56    0.18
      Third Quarter 2002 ..............................................   0.37    0.13
      Second Quarter 2002 .............................................   1.55    0.31
      First Quarter 2002 ..............................................   2.58    1.25
      Fourth Quarter 2001 .............................................   2.08    0.70
      Third Quarter 2001 ..............................................   4.00    0.70
      Second Quarter 2001 .............................................   5.40    1.19
      First Quarter 2001 ..............................................   9.19    2.00


   The following table sets forth the closing per share sales price of our common stock, as reported on The Nasdaq SmallCap Market on April 8, 2003, the last full trading day before the public announcement of the proposed merger, and on ____________, 2003, the latest practicable trading day before the printing of this proxy statement:

                                                               Predictive Common Stock
                                                                    Closing Price
                                                               -----------------------
      April 8, 2003........................................             $0.27
      ____________, 2003...................................                --


   We have never declared or paid cash dividends on our common stock. Our current policy is to retain earnings for use in our business. Following the merger there will be no further market for our common stock.

                              THE SPECIAL MEETING


   We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting.

Date, Time and Place

   We will hold the special meeting at our headquarters located at 19 West 44th Street, 9th Floor, New York, New York 10036 at 10:00 a.m., local time, on ____________, ____________, 2003.

Purpose of Special Meeting

   At the special meeting, we will ask holders of our common stock to adopt and approve the merger agreement and approve the merger. Our board of directors has unanimously determined that the merger is advisable and in the best interests of Predictive and our stockholders, approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and declared that it is in the best interests of Predictive's stockholders that you adopt and approve the merger agreement and approve the merger on the terms and conditions set forth in the merger agreement. The board of directors of Predictive unanimously recommends that Predictive's stockholders vote FOR adoption and approval of the merger agreement and approval of the merger.

Record Date; Stock Entitled to Vote; Quorum

   Only holders of record of our common stock at the close of business on ____________, 2003, the record date, are entitled to notice of and to vote at the special meeting. On the record date, approximately ____________ shares of our common stock were issued and outstanding and held by approximately __ holders of record. A quorum is present at the special meeting if a majority of the shares of our common stock issued and outstanding and entitled to vote on the record date are represented in person or by proxy. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting on the proposal to adopt and approve the merger agreement and approve the merger.

Votes Required

   The adoption and approval of the merger agreement and approval of the merger requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date. If a holder of our common stock abstains from voting or does not vote, either in person or by proxy, it will effectively count as a vote against the adoption and approval of the merger agreement and against approval of the merger.

Voting by Predictive's Directors, Executive Officers and Certain Stockholders

   All of our executive officers and directors (other than one director who does not individually own any shares of our common stock or options) and certain of our affiliates, who owned approximately 28.4% of our outstanding shares as of April 8, 2003, entered into individual voting agreements with INS. As of the record date, excluding options to purchase shares of our common stock, such persons beneficially own approximately __% of the shares entitled to vote at the special meeting, assuming the successful closing of the asset sale to SAIC, and ___% of the shares entitled to vote at the special meeting, assuming the asset sale to SAIC does not close. Pursuant to the voting agreements, these stockholders have agreed to vote their shares, and have granted INS an irrevocable proxy to vote their shares, in favor of approval of the merger and adoption and approval of the merger agreement, and against any proposal adverse to the merger.

Voting of Proxies

   All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted FOR the adoption and approval of the merger agreement and approval of the merger.

   Shares of our common stock represented at the special meeting but not voting, including shares of our common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

   Only shares affirmatively voted for the adoption and approval of the merger agreement and approval of the merger, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. If a holder of our common stock abstains from voting or does not execute a proxy, it will effectively count as a vote against the adoption and approval of the merger agreement and against approval of the merger. Brokers who hold shares of our common stock in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares in the absence of specific instructions from those customers. These non-voted shares will effectively count as votes against the adoption and approval of the merger agreement and against approval of the merger.

   The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies.

   We do not expect that any matter other than the proposal to adopt and approve the merger agreement and approve the merger will be brought before the special meeting. If, however, our board of directors properly presents other matters, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of the stockholders.

Revocability of Proxies

   The grant of a proxy on the enclosed form of proxy does not preclude a stockholder from voting in person at the special meeting. A stockholder may revoke a proxy at any time prior to its exercise by:

   o filing with our Secretary a duly executed revocation of proxy;

   o submitting a duly executed proxy to our Secretary bearing a later date;
     or

   o appearing at the special meeting and voting in person; however, attendance at the special meeting will not in and of itself constitute revocation of a proxy.

   If you have instructed your broker to vote your shares, you must follow directions received from your broker to change these instructions.

Solicitation of Proxies

   All costs of solicitation of proxies will be borne by us. We have retained the services of ____________ to assist in the solicitation of proxies from our stockholders. The fee to be paid to ______________ for these services is not expected to exceed $5,000, plus reasonable out of pocket expenses. Additionally, the directors and officers and employees of Predictive may, without additional compensation, solicit proxies for stockholders by mail, telephone, facsimile, or in person. However, you should be aware that certain members of our board of directors and our executive officers have interests in the merger that are different from, or in addition to, yours. See "The Merger -- Interests of Predictive's Directors and Management in the Merger."

   The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are received. You should send in your proxy by mail without delay. We also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

   Stockholders should not send stock certificates with their proxies. A letter of transmittal with instructions for the surrender of our common stock certificates will be mailed to our stockholders as soon as practicable after completion of the merger.

                                 THE COMPANIES


Predictive

   We are a leading independent network infrastructure and security consulting company focused on helping global enterprises and service providers harness the power of network technology. Specifically, we build, optimize, and secure high-performance infrastructures that deliver measurable results by increasing operational efficiency, mitigating risk, and empowering our Fortune 1000 clients' business initiatives. Our BusinessFirstTM approach ensures that we deliver measurable, sustainable results to clients that allow them to benefit from our collective, in-depth experience. With BusinessFirst, we prioritize a client's goals and deliver business-driven solutions. Our expertise spans a multitude of disciplines including enterprise management, performance, network design, and management and information security. We believe that this range of services along with our business-oriented approach is unique in the industry.

   As an independent service provider, we provide our clients with unbiased expertise that enables the design, implementation and management of optimal technology solutions. We provide our services on either a project outsource or collaborative consulting basis. Our project outsource services are based on and measured against mutually agreed upon service offerings and provide our clients with certainty of costs, delivery time and project scope. Our collaborative consulting services enable our clients to utilize our extensive expertise in order to extend their internal capabilities and to access our methodologies. Our service offerings cover the cornerstones of network technology: network design and engineering; enterprise management (including network management, asset management, performance management and service management); and information security. This structure enables us to gain in-depth expertise and become familiar with the best practices and methodologies identified within each of those disciplines.

   We were organized in Delaware as Predictive Holdings, Inc. in February 1995. In March 1999, Predictive Holdings was merged with and into its wholly-owned subsidiary, Predictive Systems, Inc., the surviving corporation. Our principal executive offices are located at 19 West 44th Street, 9th Floor, New York, New York 10036 and our telephone number is (212) 659-3400. Additional information regarding us is contained in our filings with the Securities and Exchange Commission. See "Where You Can Find More Information."

INS

   International Network Services, Inc., or INS, provides network consulting services and business solutions to help companies build, secure, and manage their complex network infrastructures. INS's end-to-end network consulting solutions address customer needs in Next Generation Networking, Security, and Network & Systems Management, helping businesses better face competitive challenges and meet future demands. INS is one of the world's largest independent network consulting and security services providers, with more than half of the Fortune 500 as customers. INS is headquartered in Santa Clara, Calif. and has offices across the U.S. and Europe.

   INS offers a full range of consulting services and business solutions for the full lifecycle of networks including business and network strategy, project management, network and security planning and design, implementation, optimization, and operation services. Its extensive technical expertise spans IP data networking, network security, business consulting, LAN telephony, Microsoft networking, wireless networking, storage and content networking, performance engineering, and network and operations management.

   INS has performed more than 15,000 engagements in planning, designing, implementing, securing, managing, and optimizing complex networks. By leveraging this experience, INS provides comprehensive services that align and integrate business processes, people, and technology. The result is a highly integrated solution that eliminates the need to hire and manage multiple vendors.

   INS's principal executive offices are located 1600 Memorex Drive, Suite 200, Santa Clara, CA 95050 and its telephone number is (408) 330-2700.

INS's Merger Subsidiary

   Mid-West Acquisition Corporation is a Delaware corporation and a wholly owned subsidiary of INS. Mid-West Acquisition Corporation was organized solely for the purpose of functioning as an acquisition vehicle and has not conducted any business operations.

                                   THE MERGER


   The following discussion summarizes the material terms of the merger. Stockholders should read the merger agreement, which is attached as Annex A to this proxy statement.

Background to the Merger

   As part of its long-term strategy to increase stockholder value, our board of directors and senior management has, from time to time, considered various strategic transactions with other companies. Similarly, from time to time, our board of directors and senior management has reviewed various strategic alternatives, including remaining an independent public company, ceasing operations, divesting certain operations, consummating acquisitions or mergers with other companies and considering other transactions.

   In October 2001, our management became aware that Lucent Technologies was in the process of selling its Enhanced Services and Sales or ESS business unit, which would eventually become INS.

   From October 2001 through June 2002, our management negotiated with Lucent for the purchase of the ESS unit, and eventually became a finalist in the auction process conducted by Lucent. During this process, which included both negotiating the transaction and planning for the anticipated integration of the two businesses, our board of directors and senior management became familiar with the operations of INS and with INS's senior management. Ultimately, we could not obtain financing for the purchase of ESS and we ceased discussions.

   In June and July 2002, Mission West Venture Capital, an affiliate of Carl Berg, worked with Lucent to negotiate the purchase of ESS. At that time, the officers of ESS and Mr. Berg discussed the possibility that, should ESS be spun out of Lucent with the backing of Mr. Berg's venture company, the growth strategies of that business unit might well be served by the subsequent acquisition of one or more additional consulting or software businesses. In August 2002, INS was incorporated in Delaware and it concluded the purchase of ESS from Lucent.

   In July and August 2002, we explored the possibility of selling our European operations and had discussions with INS regarding this possible sale.

   On September 25, 2002, Andrew Zimmerman, our CEO, David Butze, CEO of INS, and Montgomery Kersten, Vice President, Business Development of INS met in person to discuss INS's possible purchase of our European operations. During this meeting, the advantages of a combination of our operations and INS's operations were also discussed. On October 4, 2002, we entered into a confidentiality agreement with INS relating to the sale of our European operations.

   During October and November 2002, Messrs. Zimmerman, Butze and Kersten, along with Neeraj Sethi, our CFO, and Gary Papilsky, our General Counsel, had various discussions about and provided various information regarding our European operations.

   On October 10, 2002 and November 1, 2002, Mr. Zimmerman discussed a possible acquisition of Predictive with a large international competitor. These discussions never materialized into an offer.

   On October 31, 2002, at a regularly scheduled meeting of our board of directors, Mr. Zimmerman discussed with the board the possible sale of our European operations to INS. In addition, at this board meeting, Mr. Zimmerman discussed other strategic alternatives with the board, including the sale of the company and the sale of certain divisions. Mr. Zimmerman reviewed potential transaction partners with the board and such potential partners' expressed or expected level of interest.

   On November 11, 2002, we received a draft term sheet from INS regarding the sale of our European Operations, and on November 19, 2002, we sent a revised term sheet to INS highlighting certain issues with respect to the initial draft. On November 27, 2002, INS sent a revised term sheet to us regarding the sale of our European Operations, which we subsequently rejected. We then ended discussions with INS regarding the sale of our European operations.

   On December 10, 2002, at a regularly scheduled meeting of our board of directors, the board discussed in great detail our strategic alternatives. In particular, the board discussed the acquisition of certain potential targets, the possibility of being acquired by certain likely acquisition candidates and the prospects facing us if we remained an independent company. The board discussed its fiduciary duties with Wilson Sonsini Goodrich & Rosati, P.C. (Wilson Sonsini), our outside legal counsel, and considered each alternative with the objective of maximizing shareholder value. Mr. Zimmerman also specifically discussed merger candidates with whom he or members of the board had discussions concerning the sale of the company or certain divisions of the company and the status of these discussions. The board considered hiring a financial advisory firm to assist us in the sale of the company or certain divisions.

   During January 2003, Messrs. Zimmerman, Butze, Kersten, Sethi and Papilsky had numerous discussions regarding the possible acquisition of us by INS. On January 8, 2003, Mr. Zimmerman flew to California to meet in person with Messrs. Butze and Kersten. Mr. Zimmerman also met with Carl Berg, INS's Chairman of the Board of Directors during this trip.

   On January 15, 2003, Predictive received a draft term sheet from INS regarding the acquisition of Predictive. The term sheet contemplated that our security consulting business would be sold for cash to a third party and that INS would then purchase 100% of our outstanding common stock. During the remainder of January, Messrs. Zimmerman, Butze, Kersten, Sethi and Papilsky had numerous negotiations regarding the draft term sheet.

   On January 23, 2003, Mr. Zimmerman discussed the possible acquisition of Predictive with the CEO of a private company competitor.

   On February 4, 2003, at a regularly scheduled meeting of our board of directors, Wilson Sonsini again discussed the board's fiduciary obligations and the board approved the engagement of Updata Capital as financial advisor to explore the sale of our security consulting business and authorized our officers to negotiate the terms of a potential sale of us to INS.

   On February 6, 2003, we entered into a confidentiality agreement with the private company competitor.

   On February 10, 2003, we signed an engagement letter with Updata Capital to sell our security consulting business and to provide a fairness opinion in the event of the sale of the entire company.

   On February 10, 2003, Messrs. Zimmerman and Sethi discussed with the CEO and CFO of the private company competitor our financial information. The private company competitor never submitted a formal offer thereafter to acquire us, and further discussions did not materialize.

   On February 20, 2003, we amended the confidentiality agreement we had in place with INS in order to facilitate exchange of further due diligence regarding the sale of the entire company. In February and March 2003, INS conducted a due diligence review of us, including a review of our material contracts and agreements. On February 23, 2003, we received a revised draft term sheet from INS regarding the acquisition of Predictive.

   On February 27, 2003, Messrs. Zimmerman and Sethi had discussions with a public company expressing an interest in acquiring Predictive. On February 28, 2003, the interested party notified Predictive of its intention not to pursue further discussions.

   On March 3 and 4, 2003, Messrs. Butze, Kersten, Zimmerman, Berg and Eric Meyer, one of our board members, met to discuss the terms of the proposed acquisition of Predictive.

   On March 10, 2003, we received a draft of the Agreement and Plan of Merger from Gray Cary Ware & Freidenrich LLP (Gray Cary), INS's legal counsel, which was also received by Wilson Sonsini. On March 11, 2003, at a special meeting of our board of directors, Mr. Zimmerman discussed the economic terms of INS's offer and Mr. Papilsky discussed the legal terms of the draft Agreement and Plan of Merger that was received on March 10, 2003.

   On March 12, 2003, Mr. Sethi sent due diligence information to a private equity fund that was considering making a bid for the acquisition of Predictive. This private equity fund ultimately decided not to submit a proposal.

   From March 12, 2003 through April 8, 2003, Predictive, INS, Wilson Sonsini and Gray Cary exchanged numerous drafts of the Agreement and Plan of Merger and had numerous discussions to negotiate its terms, culminating in lengthy conferences on April 3, 4, 6, 7 and 8, 2003.

   During March 2003, Updata Capital contacted 20 companies in an effort to receive a competing bid to the INS proposal. The companies contacted were IT services companies, telecommunications providers and financial sponsors. As a result of such efforts, only one company entered into a confidentiality agreement. Following the execution of a confidentiality agreement and the receipt of due diligence materials, that company notified Updata Capital of its intention not to pursue further discussions.

   On March 25, 2003, at a regularly scheduled meeting of our board of directors, our management reviewed the then current economic and legal terms of INS's proposal for the acquisition of the entire company.

   On April 8, 2003, our board of directors held a special meeting to consider the proposed merger with INS. Mr. Papilsky and Wilson Sonsini reviewed the board's fiduciary obligations to its stockholders, as well as the material changes in the merger agreement since the draft circulated to the board of directors on April 7, 2003. Updata Capital then presented its financial analysis relating to the proposed transaction and rendered its opinion to the board of directors that, as of April 8, 2003, and subject to the assumptions, factors and limitations set forth in the written opinion, the merger consideration payable to our stockholders in the proposed transaction was fair, from a financial point of view, to our stockholders. Following these presentations, the board of directors further discussed the potential merger, following which, by a unanimous vote of all directors, our board of directors determined that the merger was fair to, and in the best interests of, Predictive and its stockholders, and approved the merger, the merger agreement and related matters.

   On April 8, 2003, the parties executed the merger agreement and thereafter issued a joint press release announcing the execution of the merger agreement and other related matters.

Reasons for the Merger and Board of Directors' Recommendation

   Reasons for the Merger. In the course of reaching its decision to approve the merger and to adopt and approve the merger agreement, our board of directors consulted with our senior management, legal counsel and financial advisor, reviewed a significant amount of information and considered a number of factors, including, among others, the following factors:

   o our current and historical financial condition and our results of operations as a stand-alone company, our prospects and strategic objectives, the risks involved in achieving those prospects and objectives, the network services industry as a whole, and the current and anticipated worldwide economic environment;

   o the possible alternatives to the merger (including the possibility of continuing to operate as an independent entity, and the perceived risks thereof), the range of possible benefits to our stockholders of such alternatives and the timing and the likelihood of accomplishing the goal of any of such alternatives, and our board of directors' assessment that the merger with INS presented a superior opportunity to such alternatives;

   o the then current financial market conditions, and historical market prices, volatility and trading information with respect to our common stock;

   o other historical information concerning our business, prospects, financial performance and condition, operations, technology, management and competitive position.

   In the course of its deliberations, our board of directors also considered, among other things, the following positive factors:

   o the expected value of the consideration to be received by our stockholders in the merger pursuant to the merger agreement, whether or not the SAIC transaction closes prior to the closing of the merger;

   o the fact that the approximately $0.46 per share expected to be paid as the consideration in the merger represents:

     o a premium of approximately $0.203, or 79.0%, over the trailing average closing sales prices for our common stock as reported on the Nasdaq SmallCap Market for the one month ended April 7, 2003 of $0.257 per share,

     o a premium of approximately $0.196, or 74.2%, over the trailing average closing sales prices for our common stock as reported on the Nasdaq SmallCap Market for the one week ended April 7, 2003 of $0.264 per share, and

     o a premium of approximately $0.20, or 76.9%, over the $0.26 closing sale price for our common stock as reported on the Nasdaq SmallCap Market on April 7, 2003, the trading day prior to our board's approval of the merger agreement;

   o the fact that given the expected closing date and our anticipated second quarter 2003 revenues and working capital needs, the board of directors does not believe the aggregate consideration to be received will be reduced pursuant to the merger consideration adjustment;

   o the financial presentation and written opinion of Updata Capital, Inc. to our board of directors to the effect that, as of April 8, 2003, and based upon and subject to the factors and assumptions set forth in the written opinion, the merger consideration to be received by holders of our common stock pursuant to the merger agreement, whether or not the SAIC transaction is consummated prior to the closing of the merger, is fair from a financial point of view to those holders (the full text of this opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Updata Capital in connection with the opinion, is attached as Annex C to this proxy statement);

   o the likelihood that the proposed acquisition would be consummated, in light of the experience, reputation and financial capabilities of INS;

   o the overall fairness of the terms of the merger agreement and related documents, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, in light of the circumstances under which they were negotiated;

   o the fact that pursuant to the merger agreement, we are not prohibited from responding (at any time prior to our stockholders' approval and adoption of the merger agreement with INS) in the manner provided in the merger agreement to certain takeover proposals that our board of directors determines in good faith constitute a superior offer, and, upon payment of a predetermined termination fee, we may terminate the merger agreement under certain circumstances to enter into a superior offer transaction;

   o the belief by our board of directors that we obtained the highest price per share that INS is willing to pay;

   o the belief by our board of directors that it was unlikely that a third party would offer a higher price than INS in the near future after considering, among other things, that we or our representatives had contacted over 20 other parties concerning the acquisition of Predictive;

   o the historically low trading volume of our stock, the volatility of our stock price and the ability of our stockholders to realize liquidity with respect to their shares in light of the level of such trading volume and volatility;

   o the fact that the merger consideration is all cash, which provides a certainty of value to our stockholders compared to a transaction in which our stockholders would receive stock;

   o management's assessment that INS has the financial capability to complete the merger, in view of the absence of a financing condition in the merger agreement and the representation and warranty to that effect made by INS in the merger agreement;

   o the view of our board of directors that the merger with INS presented the best available option for our stockholders when compared to, and in light of, the potential stockholder value that could be expected to be generated from the other strategic alternatives to the merger available to us, including remaining independent and continuing to successfully implement our current growth model, the risks and uncertainties associated with those alternatives and the uncertain timing and likelihood of accomplishing the goals of those alternatives;

   o the fact that Predictive would no longer be subject to the substantial compliance, insurance, regulatory and other costs to us of being a public company listed on The Nasdaq SmallCap Market, including the additional costs associated with complying with the recently enacted Sarbanes-Oxley Act upon the closing of the merger;

   o the view of our board of directors, based upon the advice of management after consultation with legal counsel, that the regulatory approvals necessary to complete the merger could be obtained;

   o the fact that the merger would be subject to the approval of a majority of our stockholders and our stockholders, other than our stockholders who signed voting agreements, would be free to reject the transaction with INS; and

   o the availability of appraisal rights for our stockholders who properly exercise their statutory appraisal rights.

   In the course of its deliberations, our board of directors also considered, among other things, the following negative factors:

   o risks and contingencies related to the announcement and pendency of the merger, the possibility that the merger will not be consummated and the potential negative effect of public announcement of the merger in that event on our sales, operating results and stock price and our ability to retain key management and personnel;

   o the fact that the aggregate merger consideration may be reduced if our estimates of our closing net assets prove to be incorrect by more than $1,250,000;

   o that our stockholders would not benefit from any potential future increase in our value;

   o that, under the terms of the merger agreement and the voting agreements,
     (1) neither we nor the stockholders that signed voting agreements can solicit other acquisition proposals, (2) we must pay to INS a termination fee and/or reimburse INS for certain of its transaction costs if the merger agreement is terminated under certain circumstances, and (3) the holders of approximately 28.4% of our common stock have agreed to vote for the merger, all of which may deter others from proposing an alternative transaction that may be more advantageous to our stockholders;

   o the fact that gains from an all-cash transaction would be taxable to our stockholders for U.S. federal income tax purposes;

   o that if the merger does not close, our officers and other employees will have expended extensive efforts attempting to complete the transaction and will have experienced significant distractions from their work during the pendency of the transaction and we will have incurred substantial transactions costs in connection with the transaction and such costs will negatively impact our operating results;

   o the conditions to INS's obligation to complete the merger and the right of INS to terminate the merger agreement under certain circumstances; and

   o that certain of our directors and executive officers may have had other interests with respect to the merger in addition to their interests as stockholders of Predictive generally, as described in "The Merger -- Interests of Predictive's Directors and Management in the Merger."

   The preceding discussion of the information and factors considered by our board of directors is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors, but rather, our board of directors conducted an overall analysis of the factors described above, including discussions with and questioning of our senior management and legal and financial advisors.

   Board of Directors Recommendation. After careful consideration, our board of directors has unanimously determined that the merger is advisable and in the best interests of Predictive and our stockholders, approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and declared that it is in the best interests of Predictive's stockholders that you adopt and approve the merger agreement and approve the merger on the terms and conditions set forth in the merger agreement. Accordingly, the board of directors of Predictive unanimously recommends that you vote FOR adoption and approval of the merger agreement and approval of the merger.

Opinion of Updata Capital, Inc.

   Pursuant to a letter agreement dated as of February 10, 2003, we retained Updata Capital, Inc. to, among other activities, render an opinion to our board of directors regarding the fairness of the merger consideration, from a financial point of view, to our stockholders. We selected Updata Capital to render a fairness opinion in connection with this transaction based on Updata Capital's qualifications, reputation, experience, and expertise in providing investment banking services to its clients in the information technology sector. At the meeting of our board of directors on April 8, 2003, Updata Capital delivered its written opinion that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limits of review as set forth in its opinion, the merger consideration was fair, from a financial point of view, to our stockholders.

   The full text of Updata Capital's written opinion, which describes the various assumptions made, procedures followed, matters considered and limitations of review undertaken by Updata Capital, is attached as Annex C to this document. You are urged to, and should, read the Updata Capital opinion carefully and in its entirety. The Updata Capital opinion is directed to our board of directors and addresses only the fairness of the merger consideration, from a financial point of view, to holders of shares of our common stock as of the date of the opinion. The Updata Capital opinion does not address any other aspect of the merger, and does not constitute a recommendation to any stockholder as to how such stockholder should vote on the merger. The summary of the Updata Capital opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

   In connection with rendering its opinion, Updata Capital:

   o reviewed the terms of the draft of the merger agreement furnished to Updata Capital on April 7, 2003;

   o reviewed certain of our publicly available financial statements and other public information;

   o participated in certain discussions with our senior management concerning certain internal business, financial and operational information regarding current and forecasted financial information;

   o compared the proposed financial terms of the offer and certain other aspects of our financial performance with other relevant publicly-traded companies;

   o compared the proposed financial terms and share price premiums of the offer with those of other relevant precedent mergers and acquisitions;

   o reviewed historical market prices and trading activity for our common stock and compared them with those of publicly-traded companies in our industry;

   o considered the state of information technology, or IT, software and services market, including network and security sectors, and the impact of the market on our operations;

   o reviewed a liquidation analysis of Predictive provided by our management;
     and

   o considered other financial studies, analyses and investigations as Updata Capital deemed appropriate for purposes of its opinion.

   In rendering its opinion, Updata Capital relied, without independent verification, on the accuracy and completeness of all the financial and other information, including without limitation the representations and warranties contained in the merger agreement, that was publicly available or that we furnished to Updata Capital. With respect to the financial forecasts examined by Updata Capital, Updata Capital assumed that they were reasonably prepared and reflected the best available estimates of our management as to our future performance.

   With respect to the liquidation analysis provided by us and examined by Updata Capital, Updata Capital assumed that the liquidation analysis accurately reflected the range of values that would be available to be distributed to stockholders upon liquidation of Predictive. Updata Capital has not made an independent appraisal or valuation of any of our assets nor does it assume responsibility for or express any view as to financial forecasts or the assumptions on which they were based. Updata Capital has not reviewed our books and records, nor made a physical inspection of our properties or facilities. Updata Capital assumed that the merger would be consummated on the terms set forth in the merger agreement, without modification or waiver of any material terms.

   For purposes of its analyses, Updata Capital assumed the completion of the sale of our ISAC (the Information Sharing and Analysis Center division and Open Source Intelligence division) business to Science Applications International Corporation (SAIC) prior to the closing of the merger for approximately 4.2 million shares of our common stock. Notwithstanding, Updata Capital deemed the impact of the sale of the ISAC business to be non-material to the results of the Updata Capital analysis or the Updata Capital opinion and therefore the sale to SAIC had no impact on the conclusions contained in the Updata Capital opinion.

   The Updata Capital opinion is based upon market, economic, financial and other conditions as they existed and could be evaluated as of April 7, 2003. Although developments following the date of the Updata Capital opinion may affect the opinion, Updata Capital assumed no obligation to update, revise or reaffirm the opinion.

   The following is a summary description of some of the sources of information and methodologies employed by Updata Capital in rendering its opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant method of financial and comparative analysis and the application of these methods to the particular circumstances.
Consequently, a fairness opinion is not readily susceptible to summary description. Updata Capital believes that its analyses must be considered as a whole and that considering any portions of those analyses and factors without considering all of them could create a misleading or incomplete view of the process underlying the opinion. This summary of financial analyses includes information presented in tabular format, and are based upon the assumption that we will consummate the sale of the ISAC business. In order to fully understand the financial analyses used by Updata Capital, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

   Implied Transaction Value. Updata Capital calculated an equity value for Predictive of $19.2 million and an enterprise value for Predictive of negative $1.4 million, based on an estimation made on April 7, 2003 as to the amount of consideration payable to the holders of Predictive common stock. Updata Capital assumed that the final net assets at closing would remain within the estimated range specified in the merger agreement, and therefore the adjustment at closing would be zero. The enterprise value was obtained by adding to the equity value of $19.2 million, our capital lease obligations of approximately $60,000, and subtracting the amount of our cash and restricted cash as of December 31, 2003 of $20.6 million, which, for this purpose, included $21.3 million in cash and restricted cash on the balance sheet, $1.8 million in proceeds from the expected exercise of options, less
$2.5 million of restructuring reserves. Updata Capital then calculated the implied valuation multiples by dividing both enterprise value and equity value by our revenue for the twelve months ended December 31, 2002, for the last quarter ended December 31, 2002 on an annualized basis, and for the estimated quarter ending March 31, 2003 on an annualized basis.

                                                                            Multiple of      Multiple of
                                                                         Enterprise Value    Equity Value
                                                                         ----------------    ------------
   2002 Revenue ......................................................        (0.0x)             0.4x
   Run Rate Revenue for the quarter ending 12/31/02 ..................        (0.0x)             0.5x
   Run Rate Revenue for the quarter ending 3/31/03 ...................        (0.0x)             0.6x

   Predictive Stock Performance Analysis. Updata Capital compared our recent stock performance with that of the Nasdaq Composite and an index comprised of certain publicly traded companies in the information technology services industry that Updata Capital deemed relevant. This index consisted of the following companies: Alphanet Solutions, Braun Consulting, Cysive, DiamondCluster International, Edgewater Technology, Inforte, Modem Media, Tanning Technology, and The Management Network Group. Updata Capital noted that none of the companies used in the stock performance analysis is identical to Predictive. Updata Capital also noted that our latest twelve month high and low closing trading prices were $1.54 and $0.17 respectively, and that during the past 9 months, the stock price traded between $0.17 and $0.50, and the average closing price was $0.26 per share.

   Comparable Public Company Analysis. Updata Capital compared certain financial information and valuation ratios relating to Predictive with those of certain other publicly traded IT services companies that had public market valuations of less than $100 million, and that had declining revenues during the past 12 months and negative profitability. Updata Capital noted that the selected comparable public companies did not represent the entire universe of potentially relevant IT services companies, and that none of the companies used in the analysis is identical to Predictive. The companies included were:
Alphanet Solutions, Braun Consulting, DiamondCluster International, Edgewater Technology, Inforte, Modem Media, Tanning Technology, and The Management Network Group. Financial information reviewed by Updata Capital included each company's:

   o market capitalization, or equity value, calculated as the most recent closing price multiplied by the current shares outstanding;

   o enterprise value, calculated as the market capitalization of the selected company, plus the company's short term and long term debt obligations, less the company's cash, cash equivalents, and investments;

   o latest twelve month, or LTM, revenue as reported as of the date of Updata Capital's fairness opinion; and

   o annualized run rate revenue for the most recent quarter, or MRQ, as of the date of Updata Capital's fairness opinion.

   Updata Capital also compared the comparable companies' multiples for the quarter ending December 31, 2002, or Q4, with Predictive's expected revenue for the quarter ending March 31, 2003, or Q1E. Updata Capital noted that the multiples implied by the proposed offer were within the reference range of each valuation analysis. The following table presents implied valuation multiples for the Predictive transaction and reference ranges for the public company analysis:

                                                                                                              Reference Range
                                                                                                          ----------------------
                                                                                             Predictive    Low     Median   High
                                                                                             ----------   -----    ------   ----
   Enterprise Value / LTM Revenue........................................................      (0.0x)     (0.4x)   (0.3x)   0.4x
   Enterprise Value / Q4 Run Rate Revenue................................................      (0.0x)     (0.4x)   (0.3x)   0.4x
   Enterprise Value / Q1E Run Rate Revenue...............................................      (0.0x)     (0.4x)   (0.3x)   0.4x
   Equity Value / LTM Revenue............................................................       0.4x       0.3x     1.1x    2.5x
   Equity Value / Q4 Run Rate Revenue....................................................       0.5x       0.4x     1.1x    2.5x
   Equity Value / Q1E Run Rate Revenue...................................................       0.6x       0.4x     1.1x    2.5x


   Precedent M&A Transactions. Updata Capital reviewed and compared precedent merger and acquisition transactions under $100 million in value involving sellers that shared certain operational and financial characteristics with Predictive. Updata Capital noted that the selected precedent transactions were not intended to be representative of the entire range of precedent transactions in IT consulting. These precedent transactions included: SBI's acquisition of Razorfish, CIBER's acquisition of ECSoft plc, CGI Group's acquisition of Cognicase, Progress Software's acquisition of eXcelon, divine's acquisition of Viant, SBI's acquisition of Lante, Intellimark's acquisition of Technisource, and Seneca Investment's acquisition of Organic. Financial information, regarding these transactions, that were reviewed by Updata Capital included:

   o offer value, or equity value, calculated as the offer price multiplied by the current shares outstanding;

   o enterprise value, calculated as the offer value of the respective target company, plus the company's short term and long term debt obligations, less the company's cash, cash equivalents, and investments;

   o LTM revenue as of the date of the respective acquisition; and

   o annualized run rate revenue for the most recent quarter as of the date just prior to the announcement of the acquisition.

   Updata Capital also compared the comparable company's multiples for the quarter ending December 31, 2002, or Q4, with our expected revenue for the quarter ending March 31, 2003, or Q1E. Estimated multiples paid in the precedent transactions analysis were based upon information obtained from public filings and public company disclosures. No transaction utilized as a comparison is identical to the INS merger transaction. Updata Capital noted that the multiples implied by the proposed offer were within the reference range of each valuation analysis. The following table presents implied valuation multiples for the INS merger and reference ranges for the precedent M&A analysis:

                                                                                                              Reference Range
                                                                                                          ----------------------
                                                                                             Predictive    Low     Median   High
                                                                                             ----------   -----    ------   ----
   Enterprise Value / LTM Revenue........................................................      (0.0x)     (0.1x)    0.1x    0.7x
   Enterprise Value / Q4 Run Rate Revenue................................................      (0.0x)     (0.1x)    0.2x    0.7x
   Enterprise Value / Q1E Run Rate Revenue...............................................      (0.0x)     (0.1x)    0.2x    0.7x
   Equity Value / LTM Revenue............................................................       0.4x       0.2x     0.6x    1.3x
   Equity Value / Q4 Run Rate Revenue....................................................       0.5x       0.2x     0.7x    1.6x
   Equity Value / Q1E Run Rate Revenue...................................................       0.6x       0.2x     0.7x    1.6x


   Premiums Paid Analysis. Updata Capital considered and reviewed the premium paid over a company's trading price 1, 5, and 20 trading days prior to the date of an announced acquisition. Updata Capital analyzed such premiums for three groups of companies deemed to be relevant with respective to Predictive's industry sector and financial status including: (i) recent IT software and services acquisitions under $100 million in equity value; (ii) recent IT services acquisitions; and (iii) recent IT software and services acquisitions where the target's net cash balance was at least 80% of the equity value. Updata Capital noted that the premiums implied by the proposed offer were within the reference range of each valuation analysis. The following table presents the implied premium for the merger and reference ranges for the premiums paid analysis:

                                                                                                             Reference Range
                                                                                                         -----------------------
                                                                                            Predictive    Low     Median    High
                                                                                            ----------   -----    ------   -----
   Recent IT Software and Services
   Transactions Under $100 Million
    One Trading Day Prior ..............................................................       76.3%     (19.8%)   40.0%   146.2%
    Five Trading Days Prior ............................................................       83.4%     (23.3%)   40.9%   193.9%
    Twenty Trading Days Prior ..........................................................       83.4%     (14.4%)   48.6%   169.5%
   Recent IT Services Acquisitions
    One Trading Day Prior ..............................................................       76.3%      (9.6%)   37.3%   107.4%
    Five Trading Days Prior ............................................................       83.4%      (3.6%)   36.3%   143.2%
    Twenty Trading Days Prior ..........................................................       83.4%      (9.6%)   70.1%   134.6%
   Recent Transactions With Cash Rich Targets
    One Trading Day Prior ..............................................................       76.3%       9.0%    56.5%   142.9%
    Five Trading Days Prior ............................................................       83.4%      (3.6%)   59.6%   151.9%
    Twenty Trading Days Prior ..........................................................       83.4%       0.0%    47.0%   133.3%


   Liquidation Analysis. Updata Capital reviewed the analysis, prepared by our management, of the per share liquidation value if we were to cease operation and liquidate our assets as of June 30, 2003 and distribute the remaining cash to our stockholders. The analysis yielded an estimated range of value between $0.00 and $0.09 per share. Updata Capital noted that the per share merger consideration of the offer proposal was in excess of the liquidation analysis value.

   Conclusion. In connection with the review of the merger by our board of directors, Updata Capital performed a variety of financial and comparative analyses. The summary set forth above does not purport to be a comprehensive description of all the analyses and factors considered by Updata Capital. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Updata Capital considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Updata Capital believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. The conclusions reached by Updata Capital may involve significant elements of subjective judgment and qualitative analysis. In performing its analyses, Updata Capital considered general economic, market and financial conditions and other matters, many of which are beyond our control. The analyses supplied by Updata Capital and its opinion were among many factors taken into consideration by our board in making its decision to enter into the Merger Agreement and should not be considered as determinative of such decision.

   Pursuant to its engagement letter with us, Updata Capital was paid a retainer fee of $40,000 and will receive a fee for the fairness opinion rendered to our board of directors in the amount of $150,000, plus the reimbursement of its reasonable out-of-pocket expenses and fees up to $75,000. Updata Capital also would have been paid an additonal fee for the separate sale of our security consulting business, which did not and will not materialize. We have also agreed to indemnify and hold harmless Updata Capital and its affiliates and any controlling person, director, employee or agent acting on behalf of Updata Capital or any of its affiliates for losses, claims, damages and liabilities relating to or arising out of services provided by Updata Capital as our financial advisor. The terms of the fee arrangement with Updata Capital, which we and Updata Capital believe are customary in transactions of this nature, were negotiated at arm's-length.

Interests of Predictive's Directors and Management in the Merger

   In considering the recommendation of our board of directors in favor of the merger, you should be aware that members of our board of directors and our executive officers have interests in the merger that are different from, or in addition to, your interests.

   All such additional interests are described below, to the extent material, and except as described below, such persons have, to our knowledge, no material interest in the merger apart from those of stockholders generally. Our board of directors was aware of, and considered the interests of, our directors and executive officers in approving the merger agreement and the merger.

   Indemnification and Insurance. The merger agreement provides that from and after the effective time of the merger, INS will and will cause the surviving corporation to fulfill and honor the obligations of Predictive pursuant to any indemnification agreements between us and our directors and officers, and any indemnification provisions under our charter documents in effect as of the date of the merger agreement. The Certificate of Incorporation and Bylaws of the surviving corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to our directors and officers as those contained in our charter documents as in effect on the date of the merger agreement, and such provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the effective time of the merger in a manner adverse to such directors and officers unless required by applicable law. The merger agreement further provides that we will purchase prior to the closing of the merger, for a price not to exceed a stated amount set forth in the merger agreement, directors' and officers' liability tail insurance coverage covering those persons who were, as of the date of the merger agreement, covered by our directors' and officers' liability insurance policies, on terms comparable to those in effect on the date of the merger agreement, and covering all periods prior to the effective time of the merger.

   Bonus Arrangements. The board considered the assistance of our senior executives integral in entering into the merger agreement and deems the continued service of these senior executives necessary in order to complete the merger. To incentivize such executives, and other members of senior management, to assist us in effecting the merger, the board has established a bonus program whereby our senior executives and senior management will be entitled to certain payments upon the closing of the merger. The following table sets forth the aggregate amount to be set aside and paid pursuant to the bonus program:

                                                                     Total Set Aside
      Merger Consideration Per Share                              Under Bonus Program
      ------------------------------                               -------------------
      Less than $0.35..........................................         $150,000
      Between $0.35 and $0.374.................................         $250,000
      Between $0.375 and $0.399................................         $350,000
      Equal to or greater than $0.40...........................         $450,000


   Andrew Zimmerman, our Chief Executive Officer, Neeraj Sethi, our Chief Financial Officer, Gary Papilsky, our General Counsel, Shirley Howell, our Executive Vice President of Operations and Edward Schwartz, our Executive Vice President - Global Integrity Services, are our senior executives eligible to participate in the bonus program. Mr. Zimmerman, subject to board approval, will determine the percentage each eligible senior executive or other member of senior management will receive of the total amount subject to the bonus program.

   Employment Offers. Mr. Schwartz and Ms. Howell have been offered employment after the closing with INS. Mr. Schwartz has been offered the position of INS's Vice President, Business Development. His compensation pursuant to this offer letter will be $125,000 per annum, plus an additional $14,666 per month for a three-month period subject to active employment, with the ability to receive a bonus of $125,000 contingent on the achievement of to be determined performance targets. Mr. Schwartz also will receive a non-recoverable draw on bonus/commissions of $4,166 per month for the first six months of employment. Mr. Schwartz will also be entitled, upon commencement of employment with INS, to receive options to purchase 125,000 shares of INS common stock with an exercise price equal to the fair market value on the date of grant. The options will vest over a period of four years in even monthly installments, conditioned on Mr. Schwartz's continued employment with INS.

   Ms. Howell has been offered the position of INS's Vice President, Southern Region. Her compensation pursuant to this offer letter will be $185,000 per annum, plus an additional $15,417 per month for a six-month period subject to active employment. Ms. Howell will also be entitled, upon commencement of employment with INS, to receive options to purchase 175,000 shares of INS common stock with an exercise price equal to the fair market value on the date of grant. The options will vest over a period of four years in even monthly installments, conditioned on Ms. Howell's continued employment with INS. On October 1, 2003, the offer letter provides that Ms. Howell's salary will be reduced to $135,000 per annum, but she will be entitled to a bonus of $125,000 contingent upon the achievement of to be determined performance targets.

   In addition, Mr. Papilsky will remain employed by INS after the closing to assist in the transition period for a duration of approximately one month (subject to extension upon mutual consent), on terms substantially similar to those currently in place for Mr. Papilsky.

   Severance Arrangements. We previously entered into employment agreements with the executive officers listed below. In the event that any of such officers are terminated without cause upon a change of control, the employment agreements provide for severance payments, as well as continued health coverage at our expense, to each officer equal to the amount set forth next to the terminated officer's name. Our executive officers who have such arrangements in place are:

Name                               Severance Payment                                         Health Coverage
----                               ------------------------------------------------------    --------------------------------------
Andrew Zimmerman                   equal to 12 months salary                                 12 months health coverage
Neeraj Sethi                       equal to 12 months salary                                 6 months heath coverage
Shirley Howell                     equal to 9 months salary                                  6 months health coverage
Gary Papilsky                      equal to 9 months salary                                  6 months health coverage
Edward Schwartz                    equal to 6 months salary                                  6 months health coverage


   Other than Shirley Howell and Edward Schwartz, we do not expect these executive officers to be retained on a permanent basis by INS after the merger. The termination of the employment of such officers will be deemed a termination without "cause" in connection with a change in control, and as a result these officers will be entitled to receive the aforementioned severance payments and health coverage.

   Option and Restricted Sale Acceleration. In connection with the closing of the merger, all unvested options and restricted stock held by our directors and employees, including our executive officers, will accelerate and be exercisable in full at the closing. In addition, in-the-money options will automatically be exercised on behalf of the holders thereof that have not been exercised prior to the closing pursuant to a board approved net exercise program. As a result of this net exercise, holders of in-the-money options, including directors and executive officers, who have not exercised such options prior to the closing of the merger will receive at the closing the per share merger consideration, less any applicable exercise price and withholding taxes.

Appraisal Rights

   If the merger is consummated, dissenting holders of our common stock who follow the procedures specified in Section 262 of the Delaware General Corporate Law within the appropriate time periods will be entitled to have their shares of our common stock appraised by a court and to receive the "fair value" of such shares in cash as determined by the Delaware Court of Chancery in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement.

   Stockholders who properly perfect appraisal rights or dissenters' rights and who do not subsequently withdraw such appraisal rights or dissenters' rights (the "Electing Stockholders") will not be entitled to surrender their shares of our common stock for payment in the manner otherwise provided in the merger agreement and described in this proxy statement.

   THE FOLLOWING SUMMARY OF APPRAISAL RIGHTS UNDER DELAWARE LAW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RELEVANT CODE SECTIONS OF DELAWARE, WHICH IS ATTACHED HERETO AS ANNEX B.

   FAILURE TO STRICTLY FOLLOW THE PROCEDURES SETFORTH IN SUCH CODE SECTIONS MAY RESULT IN THE LOSS, TERMINATION OR WAIVER OF APPRAISAL RIGHTS. PREDICTIVE STOCKHOLDERS WHO VOTE TO APPROVE AND ADOPT THE MERGER AGREEMENT WILL NOT HAVE
A RIGHT TO HAVE THEIR SHARES OF OUR COMMON STOCK APPRAISED. A STOCKHOLDER WHO DESIRES TO EXERCISE HIS, HER OR ITS APPRAISAL RIGHTS MUST ALSO SUBMIT A
WRITTEN DEMAND FOR PAYMENT OF THE FAIR VALUE OF OUR COMMON STOCK HELD BY HIM
OR HER TO US PRIOR TO THE SPECIAL MEETING. THIS PROXY STATEMENT CONSTITUTES NOTICE TO HOLDERS OF COMMON STOCK CONCERNING THE AVAILABILITY OF APPRAISAL RIGHTS UNDER SECTION 262.

   Predictive stockholders considering seeking appraisal rights under Delaware law should note that they could receive a value for their shares that is more, the same or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. PREDICTIVE STOCKHOLDERS CONSIDERING EXERCISING APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS WITH REGARD TO THE TAX CONSEQUENCES OF SUCH ACTIONS.

   At the effective time of the merger, the shares of our common stock held by an Electing Stockholder will be canceled, and such stockholder will be entitled to no further rights except the right to receive payment of the fair value of such holder's shares. However, if a stockholder fails to perfect or withdraws or loses his or her appraisal rights with respect to his or her shares of our common stock, such holder's shares will not be purchased by us as set forth below, and such holder will receive the applicable merger consideration in exchange for his or her our common stock under the terms of the merger agreement.

   Holders of our common stock who demand the appraisal of such holders' shares and who do not vote in favor of the merger are entitled to certain appraisal rights under the DGCL in connection with the merger. Such holders who perfect their appraisal rights and follow the procedures in the manner prescribed by the DGCL will be entitled to have their shares converted into the right to receive from us such consideration as may be determined by the Court of Chancery (the "Court") to be due pursuant to the DGCL. Any stockholder who wishes to demand appraisal rights, or who wishes to preserve his or her right to do so, should review this section carefully, since failure to comply with the procedures set forth in Section 262 of the DGCL will result in the loss of such rights.

   REFERENCE IS MADE TO SECTION 262 OF THE DGCL, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX B, FOR A COMPLETE STATEMENT OF THE APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS. THE FOLLOWING INFORMATION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THAT SECTION.

   A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in our common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

   A written demand for appraisal rights must be filed with us before the special meeting. Each stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to us at our address c/o Predictive Systems, Inc., 19 West 44th Street, 9th Floor, New York, NY 10036,
Attention: Legal. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his, her or its common stock. Within ten days after the effective time of the merger, we must provide notice of the effective time of the merger to all of our stockholders who have complied with Section 262 and have not voted for the merger.

   At any time within 60 days after the effective date of the merger, any stockholder who has delivered a written demand to us shall have the right to withdraw such written demand for appraisal and to accept the terms of the merger agreement. After this period, a stockholder may withdraw his, her or its written demand for appraisal and receive payment for his, her or its shares as provided in the merger agreement only with our consent.

   Within 120 days after the effective time of the merger (but not thereafter), any stockholder who has satisfied the requirements of Section 262 may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. We, as the surviving corporation in the merger, must mail such written statement to the stockholder no later than the later of ten days after the stockholder's request is received by us or ten days after the latest date for delivery of a demand for appraisal under Section 262.

   Within 120 days after the effective date of the merger, the surviving corporation or any Electing Stockholder who is entitled to appraisal rights may file a petition with the Court demanding a determination of the value of the stock of all such Electing Stockholders. We have no present intention to file such a petition if demand for appraisal is made. Note that if no petition is filed within the allotted time, then the right of the Electing Stockholder to an appraisal may cease.

   At the hearing on such petition, the Court shall determine the stockholders who are entitled to an appraisal of their shares and may require the stockholders who have demanded appraisal to submit their certificates to the Register in Chancery. Failure to comply may result in a dismissal of the proceedings as to such stockholder. After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair market value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. The Court shall direct the payment of the fair market value of the shares, together with interest, if any, by the surviving corporation to the stockholders entitled thereto.

   To the extent that there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, the DGCL shall control.

Accounting Treatment

   The merger will be accounted for as a "purchase transaction" by INS for financial accounting purposes.

Form of the Merger

   Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, Mid-West Acquisition Corporation, a wholly owned subsidiary of INS and a party to the merger agreement, will merge with and into us. We will survive the merger as a wholly-owned Delaware subsidiary of INS.

Merger Consideration

   At the effective time of the merger, each outstanding share of our common stock, other than treasury shares, shares held by INS or Mid-West Acquisition Corporation, shares held by any direct or indirect wholly-owned subsidiary belonging to us or INS and those shares held by stockholders who perfected their appraisal rights (as described in "The Merger -- Appraisal"), will be canceled and automatically converted into the right to receive the merger consideration of approximately $0.46 in cash, without interest. Treasury shares, shares held by INS or Mid-West Acquisition Corporation and shares held by our or INS's wholly-owned subsidiaries will be canceled immediately prior to the effective time of the merger.

   The exact amount of cash that holders will receive per share of Predictive common stock cannot be determined until the closing of the merger, but will initially be equal to $19,186,700, divided by the number of shares of Predictive common stock and the number of shares of Predictive common stock subject to "in-the-money" options outstanding at the closing. As of the date hereof, there were __________ shares of our common stock outstanding (assuming the successful completion of our sale of certain assets to Science Applications International Corporation, or SAIC, pursuant to which we will acquire 4,192,220 shares of our common stock that as a result will no longer be outstanding), and there were _________ shares of Predictive common stock subject to "in-the-money" options outstanding. In addition, the $19,186,700 aggregate consideration will adjusted based on our net assets at closing as described under "The Merger - Adjustment Mechanism" below.

Adjustment Mechanism

   We have estimated in the merger agreement that our net assets at closing will be $15,386,700. The initial aggregate consideration of $19,186,700 to be paid will be increased if our net assets at closing are greater than $16,636,700 by an amount equal to such excess. The aggregate initial consideration to be paid will be decreased if our net assets at closing are less than $14,136,700 by an amount equal to such shortfall. Our net assets at closing for these purposes will be calculated generally in accordance with generally accepted accounting principles, subject to certain significant exceptions and certain agreed upon amounts as set forth on the "Net Asset Determination Schedule" attached as Annex D to this proxy statement. The Net Asset Determination Schedule contains the detailed procedures by which our net assets will be determined at closing. You are encouraged to read the Net Asset Determination Schedule in its entirety.

   We do not currently anticipate that an adjustment will be necessary based on our net assets. However, an adjustment may be necessary, and the expected price per share may be reduced, if our estimates of our net assets prove to be incorrect. Factors that may result in our estimates being incorrect include, but are not limited to, a material delay in the expected closing date, a significant decline in our revenues during the second quarter of 2003, the incurrence of unexpected costs and expenses, and an inability to collect accounts receivable.

   We intend to issue a press release no later than three (3) trading days prior to the special meeting informing stockholders of what the parties believe to be the final per share purchase price determination.

   As of the effective time of the merger, all shares of our common stock will no longer be outstanding and will automatically be canceled and will cease to exist and each holder of a certificate representing any shares of our common stock (other than stockholders who have perfected their appraisal rights) will cease to have any rights as a stockholder, except the right to receive the merger consideration. The aggregate price of $19,186,700, as such amount may be increased or decreased pursuant to the merger consideration adjustment, was determined through arm's-length negotiations between INS and us.

Sale of Assets to SAIC

   On April 10, 2003, we entered into an Asset Purchase Agreement with Science Application International Corporation, or SAIC, whereby we have agreed to sell to SAIC our Information Sharing and Analysis Centers

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
(ISAC) and Open Source Intelligence (OSI) services business units in exchange for 4,192,220 shares of our common stock currently held by SAIC. The merger agreement with INS specifically permitted us to enter into this agreement, subject to the consent of INS with respect to certain sections, which consent has been obtained. The estimated initial consideration of $0.46 per share to be received in the INS merger assumes the successful closing of the SAIC transaction prior to the closing of the merger and the reduction of our common stock outstanding by these 4,192,220 shares. While we expect the SAIC transaction to close prior to the consummation of the merger, if it does not, we expect the initial per share consideration to be approximately $0.42. The potential adjustment regarding our closing net assets will apply regardless of whether or not the SAIC transaction is consummated. The closing of the SAIC transaction is independent of, and not conditioned on, the closing of the merger with INS. However, the closing of the SAIC transaction is subject to several other important conditions, including that:

   o the representations and warranties made by us under the asset purchase agreement are true and correct in all material respects as of the closing;

   o we perform and comply in all material respects with the covenants contained in the asset purchase agreement;

   o we obtain third party consents to assign certain contracts to which the ISAC and OSI business units are a party, and

   o certain key employees shall have accepted employment with SAIC.

Conversion of Shares; Procedures for Exchange of Certificates

   The conversion of our common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. As soon as reasonably practicable after the effective time of the merger, U.S. Stock Transfer Corporation, or another paying agent reasonably acceptable to us, will send a letter of transmittal to each former Predictive stockholder. The letter of transmittal will contain instructions for obtaining cash in exchange for shares of our common stock. You should not return stock certificates with the enclosed proxy.

   Upon surrender of a stock certificate representing shares of our common stock, together with a duly completed and validly executed letter of transmittal, and any other documents that may be reasonably required by the paying agent, the holder of the certificate will be entitled to receive from the paying agent, on behalf of INS, as promptly as practicable in accordance with the paying agent's customary procedures, the per share merger consideration for each share represented by the stock certificate, and the corresponding stock certificate will be cancelled.

   In the event of a transfer of ownership of our common stock that is not registered in our stock transfer books, the merger consideration for shares of our common stock may be paid to a person other than the person in whose name the surrendered certificate is registered if:

   o the certificate is properly endorsed or otherwise is in proper form for transfer, and

   o the person requesting such payment:

     o pays any transfer or other taxes resulting from the payment to a person other than the registered holder of the certificate; or

     o establishes to INS or any of its agents that the tax has been paid or is not applicable.

   No interest will be paid or accrue on any cash payable upon the surrender of stock certificates representing shares of our common stock. The cash paid upon conversion of shares of our common stock will be issued in full satisfaction of all rights relating to the shares of our common stock.

Effect on Awards Outstanding under Predictive's Stock Plans

   Stock Options. "In-the-money" options that have not been exercised prior to the closing shall be amended and automatically exercised pursuant to a board approved net exercise program. As a result of this

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
net exercise, holders of in-the-money options who have not exercised such options prior to the closing of the merger will receive at the closing the per share merger consideration, less any applicable exercise price and withholding taxes. As a result of the merger, any options outstanding at the effective time of the merger that are not in-the-money will be cancelled. If you exercise any options with a per share exercise price greater than the merger consideration to be paid in the merger, you will lose money in connection with this transaction.

   Employee Stock Purchase Plan. Under the merger agreement, we are required to terminate the Employee Stock Purchase Plan no later than May 1, 2003. As of April 30, 2003, all offering and purchase periods under way shall be terminated, and all outstanding purchase rights shall be immediately exercised by applying the accumulated payroll deductions for each participant to purchase shares of our common stock. The purchase price for each participant will be equal to the lower of 85% of (a) the fair market value per share of our common stock on such participant's offering date and (b) the fair market value per share of our common stock on the purchase date. Any excess payroll deductions not used to purchase shares of our common stock will be returned to the participant without the payment of any interest.

Effective Time of the Merger

   The merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State or at such later time as is agreed upon by INS and us and specified in the certificate of merger. The filing of the certificate of merger will occur on the closing date of the merger, which will not be later than the second business day after satisfaction or waiver of the conditions to the completion of the merger described in the merger agreement or at such other time as agreed to by INS and us.

Delisting and Deregistration of Predictive's Common Stock

   If the merger is completed, our common stock will no longer be traded on The Nasdaq SmallCap Market and will be deregistered under the Securities Exchange Act of 1934.

Material United States Federal Income Tax Consequences of the Merger

   General. The following describes the material U.S. federal income tax consequences of the merger that are generally applicable to U.S. holders of Predictive common stock. However, this discussion does not address all aspects of taxation that may be relevant to particular U.S. holders in light of their particular circumstances or to persons who are subject to special treatment under the U.S. federal income tax laws. This discussion deals only with U.S. holders that hold shares of Predictive common stock as capital assets within the meaning of the Internal Revenue Code of 1986, as amended. In addition, this discussion does not address the tax treatment of special classes of U.S. holders, such as banks, insurance companies, tax-exempt entities, financial institutions, broker-dealers, persons, if any, holding Predictive common stock as "qualified small business stock," persons holding Predictive common stock as part of a hedging, "straddle," conversion or other integrated transaction, U.S. expatriates, or persons subject to the alternative minimum tax. This discussion may not be applicable to stockholders who acquired Predictive common stock pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not address any aspect of state, local or foreign tax considerations. We urge you to consult your own tax advisor as to the specific tax consequences of the merger, including the applicable federal, state, local and foreign tax consequences to you of the merger.

   As used in this proxy statement, a "U.S. holder" means a holder of Predictive common stock who is for U.S. federal income tax purposes:

   o a citizen or resident of the United States;

   o a corporation, partnership, or other entity created or organized in the United States or under the law of the United States or any state within the United States;

   o an estate whose income is includible in gross income for U.S. federal income tax purposes, regardless of its source; or


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
   o a trust whose administration is subject to the primary supervision of a U.S. court and that has one or more U.S. persons who have the authority to control all substantial decisions of the trust.

   This discussion is based on the Internal Revenue Code of 1986, applicable Department of Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this proxy statement. Future legislative, judicial, or administrative changes or interpretations may adversely affect the accuracy of the statements and conclusions described in this proxy statement. Any changes or interpretations could be applied retroactively and could affect the tax consequences of the merger to U.S. holders.

   Consequences of the Merger to Predictive Stockholders. The receipt of cash in exchange for Predictive common stock in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder will recognize capital gain or loss equal to the difference between the amount of cash received and the U.S. holder's tax basis in the Predictive common stock exchanged in the merger. Gain or loss will be calculated separately for each block of shares, with each block of shares consisting of shares acquired at the same cost in a single transaction. Such gain or loss will be long-term capital gain or loss if the U.S. holder held the Predictive common stock for more than one year as of the effective time of the merger. Certain limitations apply to the deductibility of capital losses by U.S. holders.

   Federal Income Tax Backup Withholding. A stockholder may be subject to backup withholding at the rate of 30% with respect to a payment of cash in the merger unless the stockholder:

   o is a corporation or comes within certain other exempt categories (including financial institutions, tax-exempt organizations and non-U.S. stockholders) and, when required, demonstrates this fact; or

   o provides a correct taxpayer identification number and certifies, under penalties of perjury, that the U.S. stockholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules.

   To prevent backup withholding and possible penalties, U.S. holders should complete and sign the substitute Form W-9 included in the letter of transmittal which will be sent to you if the merger is completed. Foreign stockholders should complete Internal Revenue Service Form W-8 BEN or other applicable form. Any amount withheld under these rules may be credited against the stockholder's U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

   We strongly urge you to consult your own tax advisor as to the specific tax consequences to you of the merger, including the applicability and effect of U.S. Federal, state, local and foreign income and other tax laws, in view of your particular circumstances.

Regulatory Matters

   Notifications and antitrust reviews may be required in one or more jurisdictions. While we do not anticipate any such requirements, the parties are currently evaluating the need for such notifications and reviews. Those material to the completion of the merger will be effected as soon as possible. It is possible that any of the governmental entities with which filings are required may seek, as conditions for granting approval of the merger, various regulatory concessions. There can be no assurance that INS or we will be able to satisfy or comply with these conditions or be able to cause our respective subsidiaries to satisfy or comply with these conditions, or that the required regulatory approvals will be obtained within the time frame contemplated by INS and us or on terms that will be satisfactory to INS and us. See "The Merger and Voting Agreements -- The Merger Agreement -- Conditions to the Completion of the Merger."

Employee Matters and Continuation of Predictive's Employee Benefits

   The merger agreement provides that effective no later than the day immediately preceding the effective time of the merger, Predictive shall terminate all of its group severance, separation or salary continuation plans, programs or arrangements and any and all Section 401(k) plans. However, INS has agreed that as soon as practicable after the effective time of the merger, it will provide the employees of Predictive and its subsidiaries who remain employed with INS with substantially the same types and levels of compensation and employment benefits as those provided by us prior to the merger, subject to limited exceptions.


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
                   THE MERGER AGREEMENT AND VOTING AGREEMENTS


The Merger Agreement

   The following description summarizes the material provisions of the merger agreement. Stockholders should read carefully the merger agreement in its entirety, which is attached as Annex A to this proxy statement.

   Conditions to the Completion of the Merger. Neither party will be obligated to effect the merger unless the following conditions are satisfied or, to the extent legally permitted, waived:

   o the holders of a majority of the outstanding shares of our common stock must have voted in favor of adoption and approval of the merger agreement and approval of the merger;

   o no statute, rule, regulation, executive order, decree, injunction or other order, whether temporary, preliminary or permanent, that has the effect of making the merger illegal or otherwise preventing the completion of the merger shall have been enacted, issued, promulgated, enforced or entered by any governmental entity;

   o no action, suit claim or proceeding shall be pending or threatened which seeks to materially delay or prevent the consummation of the merger; and

   o no order suspending the use of this proxy statement may be issued and no proceeding to suspend the use of this proxy statement shall have been initiated or threatened in writing by the SEC.

   We will not be obligated to effect the merger unless the following conditions are satisfied or waived:

   o the representations and warranties of INS and Mid-West Acquisition Corporation must be true and correct as of the date of the merger agreement and as of the closing date of the merger, subject to certain exceptions; and

   o each of INS and Mid-West Acquisition Corporation must have performed or complied in all material respects with all agreements and covenants required by the merger agreement at or prior to the closing of the merger.

   INS will not be obligated to effect the merger unless the following conditions are satisfied or waived:

   o our representations and warranties must be true and correct as of the date of the merger agreement and as of the closing date of the merger, subject to certain exceptions;

   o we must have performed or complied in all material respects with all agreements and covenants required by the merger agreement at or prior to the closing of the merger;

   o no material adverse effect with respect to us and our subsidiaries shall have occurred since the date of the merger agreement;

   o we receive consents to assign a certain real estate lease to INS;

   o at least 80% of certain specified employees shall have accepted employment with INS; and

   o no more than 80% of certain specified customers, and none of a specified subgroup of such customers, shall have given notice or other indication that they wish to:

     o substantially modify in an adverse fashion the terms and conditions under which we perform work for such customers, in the case of customers billed on a time and materials basis, or

     o terminate or modify in an adverse fashion the terms and conditions of a fixed price project to which the customers have previously committed, in the case of customers billed on a fixed price basis.

   Material Adverse Effect. Several of our representations and warranties contained in the merger agreement are qualified by reference to whether the item in question is reasonably likely to have a "material adverse effect" on us. In addition, INS will not be required to close the merger if we suffer a "material

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
adverse effect" prior to the closing. The merger agreement provides that a "material adverse effect" means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), liabilities, properties, financial condition or results of operations of the entity and its subsidiaries, taken as a whole, or the ability of any entity to perform its obligations under the merger agreement and timely complete the transactions contemplated by the merger agreement. However, none of the following will be deemed, by itself or in combination, to constitute, and none of the following will be taken into account in determining whether there has been or will be a material adverse effect on us:

   o any change in the market price or trading volume of our common stock;

   o any failure by us to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of the merger agreement;

   o any adverse change, event, violation, inaccuracy, circumstance or effect:

     o that we successfully prove results from, or is attributable to, conditions affecting the industries in which we participate, the United States economy as a whole, or foreign economies where we or any of our subsidiaries have material operations or sales (where such changes do not, in each case, disproportionately affect us or any of our subsidiaries);

     o resulting from our compliance with the terms of, or the taking of any action required by, the merger agreement;

   o any voluntary termination of the employment of our employees by such employees; or

   o the termination, cancellation, deferral or other adverse modification of any customer contracts.

   No Solicitation. We have agreed, subject to certain exceptions arising out of fiduciary duties of our board of directors, that we will not, and will not permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries' officers, directors, affiliates or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives retained by us or them, to, directly or indirectly:

   o solicit, initiate, knowingly or intentionally encourage, facilitate or induce the making, submission or announcement of any other acquisition proposal;

   o participate in any negotiations or discussions regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any other acquisition proposal;

   o approve, endorse or recommend any other acquisition proposal; or

   o enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any other acquisition transaction.

   The merger agreement does provide that our board of directors may enter into a confidentiality agreement with and provide confidential information to, or enter into negotiations or discussions with, any person or group in response to an acquisition proposal submitted and not withdrawn by such person or group, if:

   o neither we nor our subsidiaries nor any of our or their representatives have violated the restrictions set forth above;

   o our board of directors concludes in good faith, after consultation with our outside legal counsel, that the action is required in order for the board of directors to comply with its fiduciary duties to our stockholders under applicable law;

   o at least two (2) business days prior to providing any nonpublic information to, or entering into negotiations or discussions with, such person or group, we give INS written notice of the identity of

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
     the person or group and of our intention to furnish nonpublic information to, or enter into negotiations or discussions with, such person or group;

   o we receive from such person or group an executed confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information provided by us to such person or group, with limitations which are no less favorable to us than those in the confidentiality agreement entered into with INS; and

   o contemporaneously with providing any nonpublic information to such person or group, we provide such nonpublic information to INS.

   The merger agreement provides that the term "acquisition proposal" means any offer or proposal (other than an offer or proposal by INS or Mid-West Acquisition Corporation) relating to any transaction or series of related transactions involving:

   o any acquisition or purchase from us by any person or group (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a fifteen percent (15%) interest in our total outstanding voting securities, or that of any of our subsidiaries;

   o any tender offer or exchange offer that if consummated would result in any person or group (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning fifteen percent (15%) or more of our total outstanding voting securities, or that of any of our subsidiaries;

   o any merger, consolidation, business combination or similar transaction involving us pursuant to which our stockholders immediately preceding such a transaction would hold less than eighty five percent (85%) of the equity interests in the surviving or resulting entity of such a transaction;

   o any sale, lease, exchange, transfer, license (other than in the ordinary course of business and consistent with our past practices), acquisition or disposition of more than fifteen percent (15%) of our assets; or

   o any liquidation or dissolution of us.

   The merger agreement provides that our board of directors may amend, change, withdraw or modify its unanimous recommendation in favor of the merger at any time prior to our stockholders' approval and adoption of the merger agreement and approval of the merger, but only to terminate the merger agreement in accordance with the termination procedures described below under the sub-heading "Termination," and only if:

   o a superior offer (as described below) is made to us and is not withdrawn, and, concurrent with the termination of the merger agreement our board of directors causes us to enter into a definitive agreement with respect to such a superior offer;

   o neither we nor any of our subsidiaries nor any of our or their representatives have violated any of the restrictions regarding solicitation set forth above in connection with such superior offer; and

   o our board of directors concludes in good faith, after consultation with our outside legal counsel, that in light of such superior offer, the withdrawal, amendment, change or modification of its recommendation is required in order for it to comply with its fiduciary duties to our stockholders under applicable law.

   The merger agreement provides that the term "superior offer" means any unsolicited, bona fide written offer made by a third party to consummate any acquisition proposal on terms that our board of directors determines, in its reasonable judgment (after consultation with a reputable financial advisor) to be more favorable to our stockholders from a financial point of view than the terms of the merger with INS. However, any such offer will not be deemed to be a "superior offer" if any financing required to complete the transaction contemplated by such an offer is not committed and is not likely in the reasonable judgment of our board of directors to be obtained by such third party on a timely basis.

   Termination. The merger agreement may be terminated at any time prior to the effective time of the merger under certain circumstances, including:


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
   o by mutual written consent authorized by the boards of directors of INS and us;

   o by either INS or us, if the merger has not been completed by September 30, 2003 for any reason, provided, however, that this right to terminate the merger agreement will not be available to a party whose action or failure to act was a principal cause of, or resulted in, the failure of the merger to be completed by September 30, 2003, and such action or failure to act constituted a breach of the merger agreement;

   o by either INS or us, if any governmental entity issues any final and nonappealable order, decree or ruling or any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger;

   o by either INS or us, if our stockholders do not approve the merger agreement at a duly held stockholders meeting, provided, however, that the right to terminate the merger agreement for the failure to obtain the required approval of our stockholders will not be available to us where such failure was caused by our action or failure to act and our action or failure to act constitutes a breach by us of the merger agreement;

   o by us, upon the approval of our board of directors, if our board of directors concludes in good faith that it is required to terminate the merger agreement by its fiduciary duties to our stockholders under applicable law, after consultation with our outside legal counsel, in connection with entering into a definitive agreement with respect to an acquisition proposal which qualifies as a superior offer;

   o by either INS or us, if the other party has breached any of its representations, warranties, covenants or other agreements contained in the merger agreement, or if any representation or warranty has become untrue, in either case such that any of the conditions to the merger would not be satisfied as of the time of the breach or as of the time such representation or warranty became untrue and has not been, or is incapable of being, cured within thirty (30) calendar days after written notice of such breach or failure;

   o by INS in the event we materially breach any of the provisions regarding solicitation relating to an acquisition proposal; or

   o by INS if any of the following "triggering events" occurs:

     o our board of directors or any of its committees for any reason withdraws or withholds, or amends, changes or modifies in a manner adverse to INS, its unanimous recommendation in favor of the adoption and approval of the merger agreement or the approval of the merger;

     o we fail to include in this proxy statement the unanimous recommendation of our board of directors that stockholders vote in favor of and adopt and approve the merger agreement and the merger;

     o our board of directors or any of its committees approves or recommends any other acquisition proposal;

     o we enter into any letter of intent or similar document or any contract accepting any other acquisition proposal; or

     o a tender or exchange offer relating to our securities is commenced by a person unaffiliated with INS and we have not sent to our stockholders, within ten (10) business days after such a tender or exchange offer is first published, sent or given, a statement disclosing that our board of directors recommends rejection of such tender or exchange offer.

   For all purposes of the merger agreement, the recommendation of the board shall be deemed to continue to be "unanimous" despite an abstention by one or more directors subsequent to the date of the merger agreement on any vote by the members of the board if:

   o such abstention does not affect the due and valid recommendation of the board with respect to the merger;


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
   o no abstaining board member (or any affiliate thereof) makes any public statement with respect to the abstention, either explicitly or implicitly, in a manner adverse to INS nor any public statement reasonably likely to have an adverse effect on the stockholder vote; and

   o subject to limited exception, no abstention in any way or fashion affects INS's rights and our obligations with respect to the maintenance, and the manner of maintenance, of the board's unanimous recommendation.

   Termination Fee. The merger agreement requires that we pay INS a termination fee of $600,000, if, among other things:

   o INS terminates the merger agreement as a result of a triggering event, as described above;

   o the agreement is terminated by INS or us because our stockholders do not approve the merger at the special meeting, and prior to such vote a director abstains from a board or board committee vote concerning the merger and the director (or any of its affiliates, including Predictive) then makes a public statement adverse to INS or the merger;

   o the fiduciary duties of our board of directors requires us to terminate the merger agreement in connection with our entering into a definitive agreement related to an acquisition proposal which qualifies as a superior offer;

   o INS terminates the merger agreement because either the effective time has not occurred before September 30, 2003 or we failed to obtain the required approval of our stockholders, and any of the following occurs

     o a third party has announced an acquisition proposal and has not publicly withdrawn the acquisition proposal at least five (5) business days prior to the earlier of September 30, 2003 or the meeting of our stockholders to vote on the merger, as may be applicable, and within nine (9) months following the termination of our merger agreement with INS, an acquisition of us is completed; or

     o a third party has announced an acquisition proposal and has not publicly withdrawn the acquisition proposal at least five (5) business days prior to the earlier of September 30, 2003 or the meeting of our stockholders to vote on the merger, as may be applicable, and within nine (9) months following the termination of our merger agreement with INS, we enter into a letter of intent or similar document or contract that provides for any acquisition of us.

   In addition to the termination fees described above, in the event INS terminates the merger agreement in connection with the breach of our representation and warranty that we have performed or complied in all material respects with all agreements and covenants required by the merger agreement, and prior to such termination, we have received, or a third party has announced, an acquisition proposal and our breach is intended to or has the effect of facilitating such acquisition proposal or benefiting the person or entity making such acquisition proposal without similarly benefiting INS, we will be required to pay INS an amount equal to the out-of-pocket fees and expenses incurred by INS and Mid-West Acquisition Corporation in connection with the negotiation, execution and delivery of the merger agreement to which this proxy solicitation statement relates, provided, however, that we are not required to pay INS expenses in excess of $500,000.

   Conduct of Business Pending the Merger. Under the merger agreement, we have agreed that prior to the earlier of the termination of the merger agreement or the effective time of the merger, subject to certain exceptions, unless we obtain INS's written consent (which consent or refusal to grant consent may not be unreasonably withheld or delayed) we will and will cause each of our subsidiaries to, carry on our and their businesses in the usual, regular and ordinary course in substantially the same manner as conducted up until now and in compliance with all applicable laws and regulations, pay our liabilities and taxes when due, pay or perform other obligations when due, and use commercially reasonable efforts consistent with past practices to preserve our and their present business organization, keep available the services of our and their present officers and employees and preserve our and their relationships with customers, suppliers, distributors, consultants, licensors, licensees and others having significant business dealings with us and them. In addition, we have agreed that, among other things and subject to certain exceptions, neither we nor any of our subsidiaries may, without INS's written consent (which consent or refusal to grant consent may not be unreasonably withheld or delayed):

   o authorize cash payments in exchange for any options granted under any employee, consultant, director, or other stock plans;

   o grant any severance or termination pay to any officer or key employee except pursuant to written agreements outstanding on the date of the merger agreement and as previously disclosed in writing to INS;

   o adopt any new severance plan, or amend or modify or alter in any material respect any severance plan, agreement or arrangement existing on the date of the merger agreement, or grant any equity-based compensation, whether payable in cash or stock;

   o transfer or license to any person or entity or otherwise extend, amend or modify any rights to our intellectual property other than in the ordinary course of business and consistent with past practice,

   o enter into grants to transfer or license to any person future rights to our intellectual property other than non-exclusive licenses granted to end-users and non-exclusive distribution, reseller and similar commercial agreements entered into in the ordinary course of business and consistent with past practice, provided that we may not (i) license, or enter into a distribution, reseller or similar arrangement, on an exclusive basis, or sell, any of our intellectual property; or (ii) enter into any contract
     (v) providing for any site licenses other than in the ordinary course of business and consistent with past practice, (w) containing pricing or discounting terms or provisions other than in the ordinary course of business consistent with past practice, (x) requiring us to use our "best efforts" other than in the ordinary course of business and consistent with past practice, or (y) limiting our right to engage in any line of business or to compete with any person;

   o enter into any contract (i) requiring us to purchase a minimum amount of products or services with aggregate commitments over the life of all such contracts in excess of $50,000 individually or $200,000 in the aggregate on a monthly basis, or (ii) requiring us to provide a minimum amount of products or services with aggregate commitments over the life of such contract in excess of $200,000;

   o declare, set aside or pay any dividends on or make any other distributions in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

   o purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock, except repurchases of unvested shares at or below cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date of the merger agreement, provided that no such repurchase shall be permitted in the event the per share repurchase price is greater than the per share merger consideration;

   o issue, deliver, sell, authorize or designate or pledge or otherwise encumber, or propose any of the foregoing with respect to any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, subject to certain exceptions;

   o cause, permit or submit to a vote of our stockholders any amendments to our Certificate of Incorporation or Bylaws (or similar governing instruments of any of our subsidiaries);

   o acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division, or otherwise acquire or agree to enter into any joint ventures or similar alliances;

   o sell, lease, license, encumber or otherwise dispose of any properties or assets except in the ordinary course of business consistent with past practice, and certain other exceptions;

   o grant any loans to employees, officers, directors or other third parties, incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than in connection with the financing of ordinary course trade payables consistent with past practice;

   o except as required by applicable law, the merger agreement or contracts in effect on the date of the merger agreement, adopt or amend any employee plan or any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement, pay any special bonus or special remuneration to any director or employee (cash, equity or otherwise), or materially increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of our directors, officers, employees or consultants;

   o waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce the confidentiality or nondisclosure provisions of any contract to which we or any of our subsidiaries are a party or of which we or any of our subsidiaries are a beneficiary;

   o enter into, modify or amend, or terminate certain types of material contracts, or waive, delay the exercise of, release or assign any material rights or claims thereunder, in each case, outside the ordinary course of business;

   o except as required by generally accepted accounting principles, or GAAP, revalue any of our assets or make any change in accounting methods, principles or practices;

   o make any tax election or accounting method change, except as required by GAAP, that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect our tax liability or tax attributes, settle or compromise any material tax liability or consent to any extension or waiver of any limitation period with respect to taxes;

   o other than taking any action expressly permitted by the merger agreement, engage in any action with the intent to, directly or indirectly, adversely impact or materially delay the consummation of the transactions contemplated by the merger agreement;

   o hire any employee, subject to certain exceptions;

   o make any individual or series of related payments outside of the ordinary course of business in excess of $150,000 in the aggregate;

   o commence any litigation; or

   o agree in writing or otherwise to take any of the actions described above.

   In addition to the foregoing, during the period between our initial delivery of our closing net assets schedule until the closing, we may not incur:

   o any other liabilities except in the ordinary course of business consistent with past practice or in connection with the transactions contemplated by the merger agreement, and

   o any liabilities of the kind that would be contained in the closing net assets schedule whatsoever, except for those liabilities consistent with, and not exceeding, the liabilities as set forth in the closing net assets schedule.

   Business Promotion Program. The merger agreement provides that, to the extent permitted by law, we will develop a "launch plan" with INS to promote the benefits and improved capabilities of the combined company to our customers and employees. We are not required to incur any additional expenses in complying with the plan other than ordinary travel expenses.

   Reasonable Efforts. Except as otherwise limited by the terms of the merger agreement, we and INS have each agreed to use our commercially reasonable efforts to take all actions and to do and to assist and cooperate with the other parties in doing all things necessary, proper or advisable to complete the merger, including using reasonable efforts to accomplish the following:

   o taking all reasonable actions necessary to satisfy the conditions to the merger;

   o obtaining all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from governmental entities;

   o making all necessary registrations, declarations and filings (including registrations, declarations and filings with governmental entities, if any) and taking all reasonable steps as necessary to avoid any suit, claim, action, investigation or proceeding by any governmental entities;

   o obtaining all consents, approvals or waivers from third parties required as a result of the merger;

   o defending any suit, claim, action, investigation or proceeding, whether judicial or administrative, challenging the merger and the merger agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and

   o executing and delivering any additional documents reasonably necessary to complete the merger and to fully carry out the purposes of the merger agreement.

   However, the merger agreement does not require INS or us to:

   o agree to divest any shares of capital stock or of any business, assets or property of INS or any of its subsidiaries or affiliates or any shares of capital stock or of any business, assets or property of us or any of our subsidiaries or affiliates; or

   o agree to the imposition of any material limitation on the ability of INS or us to conduct our businesses or to own or exercise control over our assets, properties and stock.

   Amendment; Extension and Waiver. The parties may amend the merger agreement at any time, before or after stockholder approval has been obtained, by the execution of a writing signed by INS and us. However, if the merger agreement is to be amended after stockholder approval has been obtained, no amendment will be allowed that by law requires further approval by stockholders of the parties without the further approval of those stockholders.

   At any time prior to the effective time of the merger, the parties may:

   o extend the time for the performance of any of the obligations or other acts of the other party to the merger agreement;

   o waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

   o waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

   However, after stockholder approval has been obtained, no waiver may be made that by law requires further approval of those stockholders without the further approval of those stockholders. Any extensions or waivers must be in writing and any delays in exercising any right under the merger agreement will not constitute a waiver of such right.

   Expenses. The merger agreement provides that regardless of whether the merger is consummated, all fees and expenses incurred by the parties shall be borne by the party incurring such expenses.

   Representations and Warranties. The merger agreement contains customary representations and warranties relating to, among other things:

   o corporate organization and similar matters with respect to each of INS and us;

   o our subsidiaries;

   o our capital structure;

   o the authorization, execution, delivery, performance and enforceability of the merger agreement and related matters with respect to each of INS and us;

   o compliance with charter documents or equivalent organizational documents and all legal requirements regarding this transaction by each of INS and us;

   o the absence of any internal conflict with or breach or default of a material contract, or the modification of INS's, our or our subsidiaries' or a third-party's rights under a contract, that would create a material adverse effect on us or INS or prevent us or INS from performing our or their obligations under the merger agreement;

   o the acquisition of required consents, approvals, orders and authorizations of governmental authorities and regulating bodies by each of INS and us;

   o the absence of any undisclosed default or violation of any legal requirements or contracts by us or our subsidiaries that would prevent us from obtaining a material benefit or expose us to a material liability;

   o the acquisition of and compliance with all material permits, licenses, variances, exemptions, orders and approvals from governmental entities which are required for us or our subsidiaries to operate our business and hold our property;

   o the accuracy of the documents we have filed with the Securities and Exchange Commission, including our financial statements and other information contained in such documents;

   o the status of our consolidated cash and cash equivalents as of February 28, 2003;

   o the absence of any undisclosed liabilities against us or our subsidiaries;

   o the absence of any undisclosed instances in which we or our subsidiaries have brought about (i) an event or condition that creates some material adverse effect on us, (ii) dividends or other distributions, stock splits, combinations or reclassifications of our capital stock, (iii) certain compensation payments and adjustments, (iv) certain transactions relating to our intellectual property, (v) changes in financial or tax accounting methods or the revaluation of our assets, or (vi) any negotiation or agreement to do any of the things listed in this paragraph, in each case since December 31, 2002;

   o the absence of any undisclosed outstanding or threatened litigation, governmental investigations or governmental challenges or questions regarding our legal right to conduct business as presently conducted;

   o our employee benefit plans;

   o our compliance with labor laws;

   o the absence of any pending, threatened or anticipated work stoppage or labor strike against us;

   o the accuracy of information supplied by each of INS and us in connection with this proxy statement;

   o the absence of any contract, commitment, judgment, injunction, order or decree binding on us that has the effect of impairing our or our subsidiaries' business practices, ability to acquire property or ability to control the use, license, distribution or sale of our technology;

   o our real property holdings, including good title, rights to leased real property and liens on leased real property;

   o the good operating condition and repair of our and our subsidiaries' plants, structures and material equipment;

   o tax matters with respect to us;

   o environmental matters and compliance with environmental laws;

   o our engagement of, and payment of fees to, brokers, investment bankers and financial advisors, and amount of fees payable to other advisors by us in connection with the merger agreement;

   o our intellectual property;

   o certain of our material contracts;

   o the absence of any undisclosed breach, violation or default of our contracts by us, our subsidiaries or a third-party that would allow any other party to the contract to terminate the contract or seek material damages;

   o our insurance policies;

   o our receipt of a fairness opinion from Updata Capital, Inc. that the merger consideration is fair to our stockholders from a financial point of view;

   o our board's unanimous (i) determination that the transaction is advisable and is the best interests of our stockholders, (ii) approval of the transaction subject to stockholder approval and (iii) determination to recommend that stockholders adopt and approve the merger agreement and approve the merger;

   o the required vote of our stockholders;

   o our satisfaction of the Delaware Takeover Statute under Section 203 of Delaware law, and the absence of any other state takeover statute or similar statute or regulation that applies to the merger;

   o the completeness of our filed reports regarding business relationships we have with our officers and directors and their affiliates;

   o the completeness of our disclosure schedules;

   o the completeness of the facts underlying our assumptions of our closing net assets, and the reasonableness of such assumptions; and

   o the sufficiency of INS's resources to pay the merger consideration.

   Predictive Certificate of Incorporation. As of the effective time of the merger, our certificate of incorporation will be amended and restated to read the same as the Certificate of Incorporation of Mid-West Acquisition Corporation, except that as of the effective time of the merger the name of the surviving corporation of the merger will be "Predictive Systems, Inc."

   Predictive Bylaws. As of the effective time of the merger, our bylaws will be amended and restated to read the same as the bylaws of Mid-West Acquisition Corporation.

The Voting Agreements

   In order to induce INS to enter into the merger agreement, all of our executive officers and directors (other than one director who does not individually own any shares of our common stock or options) and certain of our affiliates, who beneficially owned approximately 28.4% of our outstanding shares as of April 8, 2003, entered into individual voting agreements with INS. Pursuant to the voting agreements, these stockholders have agreed to vote their shares of our capital stock in favor of adoption and approval of the merger agreement and approval of the merger, and against any proposal adverse to the merger. These stockholders have also agreed to irrevocably appoint the members of the board of directors of INS as their lawful attorneys and proxies. These proxies give INS the limited right to vote the shares of our capital stock beneficially owned by these stockholders, including shares of our capital stock acquired by these stockholders after the date of the voting agreement, in favor of the adoption and approval of the merger agreement and approval of the merger, and against any proposal adverse to the merger. These stockholders may vote their shares of our capital stock on all other matters.

   None of the stockholders who are parties to the voting agreements were paid additional consideration in connection with entering a voting agreement. However, you should be aware that certain of these stockholders are members of our board of directors and/or executive officers, and they may have interests in the merger that are different from, or in addition to, yours. See "The Merger -- Interests of Predictive's Directors and Management in the Merger."

   Pursuant to the voting agreements, each stockholder who is a party agreed not to sell shares of our capital stock and options owned, either directly or indirectly, by such stockholder until the earlier of the termination of the merger agreement or the effective time of the merger.

   These voting agreements will terminate upon the earlier of the termination of the merger or the effective time of the merger. The substantial form of voting agreement is attached to this proxy statement as Annex E and you are encouraged to read it in its entirety.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


   The following table sets forth certain information regarding beneficial ownership of our common stock as of April 9, 2003, by:

   o the Chief Executive Officer of Predictive and our other executive officers;

   o each person who is known by us to beneficially own 5% or more of our outstanding common stock;

   o each of our directors; and

   o all our officers and directors as a group.

   Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise, or otherwise, within 60 days after April 9, 2003. The number of shares beneficially owned also includes shares of restricted stock held by the named person. Percentage of beneficial ownership is based on 37,983,438 shares outstanding as of April 9, 2003. Except as otherwise noted, the address of each person listed in the table is c/o Predictive Systems, Inc., 19 West 44th Street, 9th Floor, New York, New York 10036.


                                                          Approximate Percentage
Name of Beneficial Owner               Number of Shares          Ownership
------------------------               ----------------   ----------------------
Andrew Zimmerman (1) ..............          541,571                1.4%
Neeraj Sethi (2) ..................          244,528                  *
Shirley Howell (3) ................           87,759                  *
Gary N. Papilsky (4) ..............           74,912                  *
Edward Schwartz (5) ...............           41,667                  *
William W. Wyman (6) ..............          318,750                  *
Peter L. Bloom (7) ................        6,715,017               17.7%
Eric Meyer (8) ....................        2,236,737                5.9%
Howard Morgan (9) .................           15,000                  *
Inder Sidhu (10) ..................        1,242,000                3.3%
William W. Smith (11) .............           21,250                  *
Entities affiliated with General
  Atlantic Partners, LLC (12)......        6,687,517               17.6%
Science Applications International
  Corporation (13).................        5,240,275               13.8%
All directors and executive
  officers as a group
  (11 persons)(14).................       11,539,191               29.5%

---------------
*    Indicates less than one percent of the Common Stock.
(1) Includes 541,471 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003. Does not include options to purchase 1,458,429 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(2) Includes (i) 35,728 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003, and (ii) 150,000 shares of restricted stock subject to a repurchase option, over which Mr. Sethi has voting control. Does not include options to purchase 664,272 shares of common stock which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(3) Includes 86,278 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003. Does not include options to purchase 342,222 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.

(4) Includes 72,912 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003. Does not include options to purchase 177,088 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(5) Includes 41,667 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003. Does not include options to purchase 208,333 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(6) Includes 118,750 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003. The address of Mr. Wyman is 4 North Balch Street, Hanover, New Hampshire 03755. Does not include options to purchase 6,250 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(7) Includes (a) 27,500 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003, (b) 4,559,458 shares owned by General Atlantic Partners 54, L.P.,
     (c) 349,918 shares owned by General Atlantic Partners 57, L.P., (d) 628,054 shares owned by General Atlantic Partners 74, L.P., (e) 47,688 shares owned by GapStar, LLC, and (f) 1,102,399 shares owned by GAP Coinvestment Partners II, L.P. The general partner of General Atlantic Partners 54, General Atlantic Partners 57 and General Atlantic Partners 74 is General Atlantic Partners, LLC, and the managing members of General Atlantic Partners, LLC (other than Klaus Esser) are also the general partners of GAP Coinvestment Partners II. General Atlantic Partners LLC is also the managing member of GapStar, LLC. Mr. Bloom is a managing member of General Atlantic Partners, LLC. Mr. Bloom disclaims beneficial ownership of these securities except to the extent of his economic interest therein. The address of Mr. Bloom is c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich, Connecticut 06830.
(8) Includes (a) 87,500 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of November 1, 2002, (b) 90,000 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003 held by Meyer Capital Partners LLC. Mr. Meyer is a managing member of Meyer Capital Partners LLC, (c) 453,400 shares held by MCP Value Technology Fund, L.P. Mr. Meyer is the managing member of MCP Technology LLC which is the general partner of MCP Value Technology Fund, L.P., (d) 90,686 shares held by EM/DD L.P. Mr. Meyer is an executive officer of EMDD Associates, Inc. which is the general partner of EM/DD, L.P., (e) 723,204 shares held by Trigence Partners, L.P. Mr. Meyer is an executive officer of L'abbaye, Inc., which is the general partner of Trigence Partners, L.P., and (f) 15,000 shares held by the Eric Meyer 2000 Irrevocable Trust. The address of Mr. Meyer is c/o Meyer Capital Partners, 125 Elm Street, Suite 6, New Canaan, Connecticut 06840.
(9) The address of Mr. Morgan is 764 Mt. Moro Road, Villanova, PA 19085. Does not include options to purchase 75,000 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(10) Includes 1,242,000 shares of Common Stock owned by Cisco. Mr. Sidhu is the Vice President, Worldwide Sales Strategy at Cisco. The address of
     Mr. Sidhu is c/o Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134-1706.
(11) Includes 21,250 shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003. The address of Mr. Smith is c/o BellSouth Corporation, 1155 Peachtree Street, N.W., Atlanta, Georgia 30309. Does not include options to purchase 6,250 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.
(12) Includes (a) 4,559,458 shares owned by General Atlantic Partners 54, L.P., (b) 349,918 shares owned by General Atlantic Partners 57, L.P., (c) 628,054 shares owned by General Atlantic Partners 74, L.P., (d) 47,688 shares owned by GapStar, LLC, and (e) 1,102,399 shares owned by GAP Coinvestment Partners II, L.P. The general partner of General Atlantic Partners 54, General Atlantic Partners 57 and General Atlantic Partners 74 is General Atlantic Partners, LLC, and the managing members of General Atlantic Partners, LLC (other than Klaus Esser) are also the general partners of GAP Coinvestment Partners II.

     General Atlantic Partners LLC is also the managing member of GapStar, LLC. The address of the General Atlantic entities is c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich, Connecticut 06830.
(13) Includes 5,240,275 shares owned by SAIC Venture Capital Corporation, a wholly owned subsidiary of Science Applications International Corporation. The address of Science Applications International Corporation is 10260 Campus Point Drive, San Diego, California 92121.
(14) Includes 1,123,156 shares issuable upon the exercise of currently exercisable options and options exercisable within 60 days of April 9, 2003 and 150,000 shares of restricted stock subject to a repurchase option. The holdings of Messrs. Bhimani, Dorsey, Kearns and Kreloff, former executive officers of Predictive, have not been included in this number as they were not directors or executive officers of Predictive as of April 9, 2003 and we have no knowledge of their current holdings. Does not include options to purchase 2,937,844 shares which are not currently exercisable or exercisable within 60 days of April 9, 2003, but which are expected to accelerate and be vested in full immediately prior to the closing of the merger.

                             STOCKHOLDER PROPOSALS


   We will hold a 2003 annual meeting of our stockholders only if the merger is not completed.

   Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2003 annual meeting of stockholders by submitting their proposals to us in a timely manner. To properly bring business before the 2003 annual meeting of stockholders, a stockholder must give timely notice thereof in writing to our Secretary. To be timely, a stockholder's proposal that is intended to be presented at our 2003 annual meeting must be received no later than September 11, 2003 nor earlier than August 12, 2003, or in the event the 2003 annual meeting is more than thirty (30) days prior to the anniversary date of the 2002 annual meeting, the close of business on the tenth (10th) day following the day on which we make a public announcement of the date of the 2003 annual meeting, in order that they may be included in the proxy statement and form of proxy relating to that meeting. A stockholder's notice to our Secretary must set forth as to each matter the stockholder proposes to bring before the 2003 annual meeting: (i) a brief description of the business desired to be brought before the 2003 annual meeting and the reasons for conducting such business at the 2003 annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares that are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in the stockholder's capacity as a proponent to a stockholder proposal. In addition to the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.


                                 OTHER MATTERS

   As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

                      WHERE YOU CAN FIND MORE INFORMATION


   We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at the following location:

     Public Reference Room
     450 Fifth Street, N.W., Room 1024
     Washington, D.C. 20549

   Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information concerning us may also be inspected at the offices of The Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

   INS and Mid-West Acquisition Corporation has supplied all information contained in this proxy statement relating to INS and Mid-West Acquisition Corporation and we have supplied all such information relating to us.

   Our stockholders should not send in their Predictive certificates until they receive the transmittal materials from the paying agent. Our stockholders of record who have further questions about their share certificates or the exchange of our common stock for cash should call the paying agent, whose contact information will be included in the letter of transmittal.

   You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated ____________, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the merger creates any implication to the contrary.

                                                                        ANNEX A







                          AGREEMENT AND PLAN OF MERGER


                                  by and among


                     INTERNATIONAL NETWORK SERVICES, INC.,


                        MID-WEST ACQUISITION CORPORATION


                                      and


                            PREDICTIVE SYSTEMS, INC.



                           Dated as of April 8, 2003

                               TABLE OF CONTENTS


                                                                                                                              Page
                                                                                                                              ----
ARTICLE I THE MERGER ......................................................................................................     A-1
     1.1                The Merger ........................................................................................     A-1
     1.2                Effective Time; Closing ...........................................................................     A-1
     1.3                Effect of the Merger ..............................................................................     A-2
     1.4                Certificate of Incorporation and Bylaws of Surviving Corporation ..................................     A-2
     1.5                Directors and Officers of Surviving Corporation ...................................................     A-2
     1.6                Effect on Capital Stock ...........................................................................     A-2
     1.7                Dissenting Shares .................................................................................     A-4
     1.8                Surrender of Certificates .........................................................................     A-4
     1.9                No Further Ownership Rights in Shares .............................................................     A-5
     1.10               Lost, Stolen or Destroyed Certificates ............................................................     A-5
     1.11               Taking of Necessary Action; Further Action ........................................................     A-6
ARTICLE II REPRESENTATIONS AND WARRANTIES OF COMPANY ......................................................................     A-6
     2.1                Organization and Qualification; Subsidiaries ......................................................     A-6
     2.2                Certificate of Incorporation and Bylaws ...........................................................     A-7
     2.3                Capitalization ....................................................................................     A-7
     2.4                Authority Relative to this Agreement ..............................................................     A-8
     2.5                No Conflict; Required Filings and Consents ........................................................     A-8
     2.6                Compliance; Permits ...............................................................................     A-9
     2.7                SEC Filings; Financial Statements .................................................................     A-9
     2.8                No Undisclosed Liabilities ........................................................................    A-10
     2.9                Absence of Certain Changes or Events ..............................................................    A-10
     2.10               Absence of Litigation .............................................................................    A-10
     2.11               Employee Benefit Plans ............................................................................    A-11
     2.12               Proxy Statement ...................................................................................    A-14
     2.13               Restrictions on Business Activities ...............................................................    A-14
     2.14               Title to Property .................................................................................    A-14
     2.15               Taxes .............................................................................................    A-15
     2.16               Environmental Matters .............................................................................    A-16
     2.17               Brokers; Third Party Expenses .....................................................................    A-17
     2.18               Intellectual Property .............................................................................    A-17
     2.19               Contracts .........................................................................................    A-19
     2.20               Insurance .........................................................................................    A-20
     2.21               Opinion of Financial Advisor ......................................................................    A-20
     2.22               Board Approval ....................................................................................    A-20
     2.23               Vote Required .....................................................................................    A-20
     2.24               State Takeover Statutes ...........................................................................    A-20
     2.25               Interested Party Transactions .....................................................................    A-20
     2.26               Intentionally Omitted .............................................................................    A-20
     2.27               Intentionally Omitted .............................................................................    A-20
     2.28               Full Disclosure; Estimates ........................................................................    A-20
ARTICLE III REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB .......................................................    A-21
     3.1                Corporate Organization ............................................................................    A-21
     3.2                Certificate of Incorporation and Bylaws ...........................................................    A-21
     3.3                Authority Relative to this Agreement ..............................................................    A-21
     3.4                No Conflict; Required Filings and Consents ........................................................    A-21
     3.5                Proxy Statement ...................................................................................    A-22
     3.6                Financing .........................................................................................    A-22

                                                                                                                              Page
                                                                                                                              ----
ARTICLE IV CONDUCT PRIOR TO THE EFFECTIVE TIME ............................................................................    A-22
     4.1                Conduct of Business by Company ....................................................................    A-22
     4.2                [Sale of Assets ...................................................................................    A-24
     4.3                [Business Promotion Program .......................................................................    A-25
ARTICLE V ADDITIONAL AGREEMENTS ...........................................................................................    A-25
     5.1                Proxy Statement; Board Recommendation .............................................................    A-25
     5.2                Meeting of Company Stockholders ...................................................................    A-26
     5.3                Confidentiality; Access to Information ............................................................    A-27
     5.4                No Solicitation ...................................................................................    A-27
     5.5                Public Disclosure .................................................................................    A-29
     5.6                Reasonable Efforts; Notification ..................................................................    A-29
     5.7                Third Party Consents ..............................................................................    A-29
     5.8                Directors' and Officers' Indemnification ..........................................................    A-30
     5.9                Regulatory Filings; Reasonable Efforts ............................................................    A-30
     5.10               Company Actions with Respect to Employees .........................................................    A-30
     5.11               Termination of Certain Benefit Plans ..............................................................    A-31
     5.12               Employee Benefits .................................................................................    A-31
     5.13               FIRPTA Certificate ................................................................................    A-31
ARTICLE VI CONDITIONS TO THE MERGER .......................................................................................    A-32
     6.1                Conditions to Obligations of Each Party to Effect the Merger ......................................    A-32
     6.2                Additional Conditions to Obligations of Company ...................................................    A-32
     6.3                Additional Conditions to the Obligations of Parent and Merger Sub .................................    A-32
ARTICLE VII TERMINATION, AMENDMENT AND WAIVER                                                                                  A-34
     7.1                Termination .......................................................................................    A-34
     7.2                Notice of Termination; Effect of Termination ......................................................    A-35
     7.3                Fees and Expenses .................................................................................    A-35
     7.4                Amendment .........................................................................................    A-37
     7.5                Extension; Waiver .................................................................................    A-37
ARTICLE VIII Intentionally Omitted ........................................................................................    A-38
ARTICLE IX GENERAL PROVISIONS .............................................................................................    A-38
     9.1                Non-Survival of Representations and Warranties ....................................................    A-38
     9.2                Notices ...........................................................................................    A-38
     9.3                Interpretation; Knowledge .........................................................................    A-38
     9.4                Counterparts ......................................................................................    A-39
     9.5                Entire Agreement; Third Party Beneficiaries .......................................................    A-39
     9.6                Severability ......................................................................................    A-39
     9.7                Other Remedies; Specific Performance ..............................................................    A-40
     9.8                Governing Law .....................................................................................    A-40
     9.9                Rules of Construction .............................................................................    A-40
     9.10               Assignment ........................................................................................    A-40
     9.11               Waiver of Jury Trial ..............................................................................    A-40

                               INDEX OF EXHIBITS


Exhibit AForm of Company Voting Agreement

                          AGREEMENT AND PLAN OF MERGER

   THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of April 8, 2003 (the "Agreement"), by and among International Network Services, Inc., a Delaware corporation ("Parent"), Mid-West Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Predictive Systems, Inc., a Delaware corporation (the "Company").

                                    RECITALS

   WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have each determined that it is advisable and in the best interests of their respective corporations and stockholders for Parent, Merger Sub and Company to consummate the Merger (as defined in Section 1.1 hereof) upon the terms and subject to the conditions set forth herein.

   WHEREAS, the Board of Directors of the Company (the "Board") has unanimously
(i) determined that the Merger is advisable and in the best interests of the Company and its stockholders, (ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement, including without limitation the transactions contemplated by the Company Voting Agreements (as defined herein) (the "Transactions"), and (iii) determined, subject to the terms of this Agreement, to recommend that the stockholders of the Company adopt and approve this Agreement and approve the Merger.

   WHEREAS, concurrently with the execution of this Agreement, as a condition and inducement to Parent's willingness to enter into this Agreement, certain executive officers and directors of the Company, and certain holders of Shares (as defined in Section 1.6), each in their capacity as stockholders of the Company, are entering into Voting Agreements in substantially the form attached hereto as Exhibit A (the "Company Voting Agreements"), pursuant to which each such stockholder has agreed to vote his, her or its shares of common stock of the Company in favor of the Merger, subject to the terms therein.

   NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                                   THE MERGER


   1.1 The Merger. At the Effective Time (as defined in Section 1.2 hereof) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Delaware General Corporation Law ("Delaware Law"), Merger Sub shall be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Surviving Corporation."

   1.2 Effective Time; Closing. Upon the terms and subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the time of such filing (or such later time as may be agreed in writing by the Company and Parent and specified in the Certificate of Merger) being the "Effective Time") on the Closing Date (as herein defined). Unless the context otherwise requires, the term "Agreement" as used herein refers collectively to this Agreement and Plan of Merger (as the same may be amended from time to time in accordance with the terms hereof) and the Certificate of Merger. The closing of the Merger (the "Closing") shall take place at the offices of Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, CA 94301, at a time and date to be specified by the parties hereto, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in ARTICLE VI hereof (other than those conditions, which by their terms, are to be satisfied or waived on the Closing Date), or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

   1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the assets, properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities, obligations, restrictions and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

   1.4 Certificate of Incorporation and Bylaws of Surviving Corporation.

   (a) Certificate of Incorporation. As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub or the Company, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated to read the same as the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time until thereafter amended in accordance with Delaware Law and such Certificate of Incorporation; provided, however, that as of the Effective Time the Certificate of Incorporation shall provide that the name of the Surviving Corporation is "Predictive Systems, Inc."

   (b) Bylaws. As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub or the Company, the Bylaws of the Surviving Corporation shall be amended and restated to read the same as the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, subject to Section 5.8 hereof, until thereafter amended in accordance with Delaware Law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws; provided, however, that all references in such Bylaws to Merger Sub shall be amended to refer to "Predictive Systems, Inc."

   1.5 Directors and Officers of Surviving Corporation.

   (a) Directors. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified.

   (b) Officers. The initial officers of the Surviving Corporation shall be the officers of Merger Sub as of immediately prior to the Effective Time.

   1.6 Effect on Capital Stock.

   (a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

   "Adjustment Amount" shall equal (i) if the Final Net Assets are less than $14,136,700, the amount by which such amount exceeds the Final Net Assets, or
(ii) if the Final Net Assets are greater than $16,636,700, the amount by which the Final Net Assets exceeds such amount, and (iii) if the Final Net Assets are greater than $14,136,700, but are less than $16,636,700, the Adjustment Amount shall be $0.00.

   "Estimated Net Assets" shall mean $15,386,700.

   "Estimated Valuation Schedule" shall mean the schedule delivered by the Company to Parent, as lastly amended and modified, and accepted and approved by Parent, setting forth (by item and quantity) certain assets and certain liabilities of the Company and its subsidiaries estimated as of the Closing Date.

   "Final Net Assets" shall mean the net assets of the Company and its subsidiaries as set forth on the Final Net Assets Schedule.

   "Final Net Assets Schedule" shall mean the schedule calculating the Final Net Assets delivered by the Company to Parent in accordance with Section 1.6(f) below.

   "Merger Consideration" shall mean the amount equal to the quotient obtained by dividing (x) the Total Consideration, minus any Adjustment Amount (if the Adjustment Amount shall have been calculated pursuant to (A)(i) of the definition thereof) or plus any Adjustment Amount (if the Adjustment Amount shall have been calculated pursuant to (A)(ii) of the definition thereof), by
(y) the Total Outstanding Shares.

   "Net Assets Determination Schedule" shall mean the schedule attached hereto detailing the methods and procedures by which the Final Net Assets Schedule shall be prepared and the Final Net Assets determined.

   "Shares" shall have the meaning set forth in Section 1.6(c) below.

   "Total Consideration" shall mean $19,186,700.

   "Total Outstanding Shares" shall mean the aggregate number of Shares issued and outstanding immediately prior to the Effective Time.

   (b) [Intentionally Omitted].

   (c) Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company, or any of the shareholders of the Company, each share of common stock, par value $.001 per share, of the Company ("Shares") issued and outstanding immediately prior to the Effective Time (other than any Shares to be canceled pursuant to Section 1.6(d) hereof and any Dissenting Shares (as defined in Section 1.7 hereof)), will be canceled and extinguished and automatically converted into the right to receive, upon surrender of the certificate representing such Share in the manner provided in Section 1.8 hereof (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 1.10 hereof), cash, without interest, in an amount equal to the Merger Consideration. If any Shares outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company ("Unvested Shares"), then the Merger Consideration issued in exchange for such Unvested Shares shall also be unvested and subject to the same repurchase option, risk of forfeiture or other condition. The Merger Consideration payable upon conversion of any Unvested Share shall be withheld by Merger Sub and paid to each such holder in accordance with the vesting and other provisions set forth in the applicable restricted stock purchase agreement.

   (d) Cancellation of Treasury and Parent-Owned Shares. Each Share held by the Company or owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

   (e) Capital Stock of Merger Sub. Each share of common stock, par value $0.001 per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock outstanding immediately prior to the Effective Time shall evidence ownership of such shares of capital stock of the Surviving Corporation.

   (f) Final Net Assets Determination.

      (i) Within ten (10) days preceding the Closing Date (such period, the "Review Period"), the Company agrees to deliver to Parent the Final Net Assets Schedule and to have prepared such Final Net Assets Schedule in accordance with the methods and procedures set forth on the Net Assets Determination Schedule. Parent shall in good faith conduct its review of such Final Net Assets Schedule in determining its approval or disapproval thereof. Parent and its independent public accountants shall have the right to review the work papers, schedules and other evidentiary documentation of the Company utilized in preparing the Final Net Assets Schedule, and shall have reasonable access to the books, records and personnel of the Company for purposes of verifying the accuracy of the presentation of the Final Net Assets Schedule.

      (ii) The Final Net Assets Schedule shall be deemed to have been conclusively determined for purposes of calculating the Final Net Assets Schedule, the Adjustment Amount, the Total Consideration and the Merger Consideration upon the acceptance and approval by Parent of the Final Net Assets Schedule, which Parent shall be obligated to so accept and approve to the extent the Company has complied with the Net Assets Determination
   Schedule in preparing the Final Net Assets Schedule.

      (iii) Notwithstanding the limited allowances for expenditures and liabilities set forth in Section 4.1 hereof, during the Review Period, neither the Company nor any of its subsidiaries shall incur (A) any other liabilities except in the ordinary course of business consistent with past practice or in connection with the transactions contemplated by this Agreement, and (B) notwithstanding the allowances in clause (A) immediately in the foregoing, any liabilities of the kind that would be contained in the Final Net

   Assets Schedule whatsoever, except for those liabilities consistent with, and not exceeding, the liabilities as set forth in the Final Net Assets Schedule.

   (g) Stock Options.

      (i) Immediately following the Effective Time, each outstanding option to purchase Shares (a "Company Stock Option") issued pursuant to Company stock plans or other agreements or arrangements, whether vested or unvested, shall be automatically cancelled and terminated and of no further force or effect, and the holder thereof shall receive no consideration in connection with such cancellation and termination.

      (ii) Company shall take all necessary actions (including providing all required notices) to ensure that all outstanding Company Stock Options and all Company stock option plans (including without limitation the 1999 Stock Incentive Plan, Synet Service Corporation 1996 Stock Option Plan, and Global Integrity Corporation 1998 Stock Incentive Plan) are terminated immediately following the Effective Time. For each holder of any Company Stock Option, the parties shall take steps to enable the holder thereof to exercise the option (including any portion that first becomes exercisable in connection with the Merger) prior to the Effective Time.

   (h) [Intentionally Omitted.]

   (i) Employee Stock Purchase Plan. On or before May 1, 2003 (the "ESPP Date") all offering and purchase periods under way under Company's 1999 Employee Stock Purchase Plan (the "ESPP"), shall be terminated and, as of the date of this Agreement, no new offering or purchase periods shall be commenced. Company shall take all necessary action, including providing all required notices to participants, to ensure that the rights of participants in the ESPP with respect to any such offering or purchase periods shall be determined by treating the ESPP Date as the last day of such offering and purchase periods. Company shall take all actions as may be necessary in order to freeze the rights of the participants in the ESPP, effective as of the date of this Agreement, to existing participants and, to the extent permissible under the ESPP, existing participation levels.

   1.7 Dissenting Shares.

   (a) Notwithstanding any provision of this Agreement to the contrary, Shares that are outstanding immediately prior to the Effective Time and that are held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such Shares in accordance with Section 262 of Delaware Law (collectively, the "Dissenting Shares") shall not be converted into, or represent the right to receive, the Merger Consideration. Such stockholders shall instead be entitled to receive payment of the appraised value of such Shares held by them in accordance with the provisions of such Section 262, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Shares under such Section 262 shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon, upon surrender, in the manner provided in Section 1.8 hereof, of the certificate or certificates that formerly evidenced such Shares.

   (b) The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by the Company and
(ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under Delaware Law. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

   1.8 Surrender of Certificates.

   (a) Paying Agent. Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to the Company to act as agent (the "Paying Agent") for the holders of Shares to receive the funds to which holders of Shares shall become entitled pursuant to Section 1.6(c) hereof. Until the Effective Time, such funds shall be invested by the Paying Agent as directed by Parent and in such a way to ensure such funds are sufficient at the Effective Time to satisfy Parent's obligations hereunder with respect to the Total Consideration.

   (b) Payment Procedures. Promptly after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record (as of the Effective
Time) of a certificate or certificates (the "Certificates"), which immediately prior to the Effective Time represented the outstanding Shares converted into the right to receive the Merger Consideration, (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall contain such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of Certificates for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates formerly representing the Shares shall be entitled to receive in exchange therefor the Merger Consideration and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates shall be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the respective Merger Consideration. As promptly as practicable following surrender of any such Certificates, the Paying Agent shall deliver to the record holders thereof, without interest, the Merger Consideration.

   (c) Payments with respect to Unsurrendered Shares; No Liability. At any time following the 180th day after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds which had been made available to the Paying Agent and not disbursed to holders of Shares (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to
it), and, thereafter, such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) only as general creditors thereof with respect to any cash that may be payable upon due surrender of the Certificates held by them. Notwithstanding the foregoing, neither Parent, the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Share for any cash delivered in respect of such Share to a public official pursuant to any abandoned property, escheat or other similar law.

   (d) Transfers of Ownership. If the payment of the cash is to be paid to a person other than the person in whose name the Certificates surrendered in exchange therefor are registered, it will be a condition of payment that the Certificates so surrendered be properly endorsed and otherwise in proper form for transfer (including without limitation, if requested by Parent or the Paying Agent, a medallion guarantee), and that the persons requesting such payment will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the payment of the cash to a person other than the registered holder of the Certificates surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not applicable.

   (e) Required Withholding. Each of the Paying Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of the Shares such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

   1.9 No Further Ownership Rights in Shares. Payment of the cash pursuant to
Section 1.6 shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of the Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this ARTICLE I.

   1.10 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall pay in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the cash payable under the terms hereunder and with respect thereto; provided, however, that Parent may, in its discretion and as a condition precedent to the payment of such cash, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable and customary amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

   1.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub will take all such lawful and necessary action.


                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF COMPANY


   The Company hereby represents and warrants to Parent and Merger Sub, subject only to such exceptions as are specifically disclosed in writing in the disclosure schedule supplied by the Company to Parent dated as of the date hereof and certified by a duly authorized officer of the Company (the "Company Schedule"), as follows; provided, however, that the Company Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II and any other paragraph where it is reasonably and objectively clear that the disclosure is intended to apply to such other paragraph.

   2.1 Organization and Qualification; Subsidiaries.

   (a) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its businesses as they are now being conducted. Each of the Company and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its businesses as they are now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company (as defined in Section 9.3(c) hereof).

   (b) The Company has no subsidiaries except for the corporations identified in Section 2.1(b) of the Company Schedule. Section 2.1(b) of the Company Schedule also sets forth the form of ownership and percentage interest of the Company in its subsidiaries and, to the extent that a subsidiary set forth thereon is not wholly owned by the Company, lists the other persons or entities who have an interest in such subsidiary and sets forth the percentage of each such interest. Except as set forth in Section 2.1(b) of the Company Schedule, neither the Company nor any of its subsidiaries has agreed to make nor is obligated to make nor is bound by any written or oral agreement, contract, subcontract, lease, mortgage, indenture, understanding, arrangement, instrument, note, bond, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, pensions, franchise or other instrument, obligation or commitment or undertaking of any nature (a "Contract"), in effect as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity. Except as set forth in Section 2.1(b) of the Company Schedule, neither the Company nor any of its subsidiaries directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business, association or entity.

   (c) The Company and each of its subsidiaries is duly qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification necessary, except where failures to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect on the Company.

   2.2 Certificate of Incorporation and Bylaws. The Company has previously made available to Parent (i) a complete and correct copy of its Certificate of Incorporation and Bylaws as amended to date (together, the "Company Charter Documents") and (ii) the equivalent organizational documents for each subsidiary of the Company, each as amended to date. The Company Charter Documents and equivalent organizational documents of each subsidiary of the Company are in full force and effect. The Company is not in violation of any of the provisions of the Company Charter Documents, and no subsidiary of the Company is in violation of its equivalent organizational documents.

   2.3 Capitalization.

   (a) The authorized capital stock of the Company consists of 200,000,000 shares of Company common stock, par value $0.001 per share ("Company Common Stock") and 10,000,000 shares of Preferred Stock, par value of $0.001 per share ("Company Preferred Stock"). At the close of business on the date of this Agreement (i) 38,164,365 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable;
(ii) no shares of Company Common Stock were held by subsidiaries of the Company; (iii) 698,535 shares of Company Common Stock were reserved for future issuance pursuant to the Company's ESPP; (iv) 7,384,876 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock under the 1999 Stock Incentive Plan and 12,788,847 shares of Company Common Stock were reserved for future issuance pursuant to the Company's 1999 Stock Incentive Plan; (v) 23,348 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock under the Synet Service Corporation 1996 Stock Option Plan and no shares of Company Common Stock were reserved for future issuance pursuant to the Synet Service Corporation 1996 Stock Option Plan; (vi) 2,625 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock under the Global Integrity Corporation 1998 Stock Incentive Plan and no shares of Company stock were reserved for future issuance under the Global Integrity Corporation 1998 Stock Incentive Plan; and (vii) 1,298,730 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock which were granted outside of any Company stock option plan. Section 2.3(a) of the Company Schedule sets forth the following information with respect to each Company Stock Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the particular plan pursuant to which such Company Stock Option was granted; (iii) the number of shares of Company Common Stock subject to such Company Stock Option; (iv) the exercise price of such Company Stock Option; (v) the date on which such Company Stock Option was granted; and (vi) the date on which such Company Stock Option expires. All Company Stock Options will accelerate in full immediately prior to the Effective Time. All shares of Company Common Stock subject to issuance upon exercise of such Company Stock Options, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 2.3(a) of the Company Schedule, all outstanding shares of Company Common Stock and all outstanding Company Stock Options and all outstanding shares of capital stock of each subsidiary of the Company have been issued and granted in material compliance with (i) all applicable securities laws and other applicable Legal Requirements (as defined below) and (ii) all material requirements set forth in applicable Contracts. For the purposes of this Agreement, "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, order, judgment, decree, rule, regulation, ruling or requirement issues, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 2.5(b) hereof). There are no declared or accrued but unpaid dividends with respect to any shares of Company Common Stock.

   (b) The Company owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, or community property interests, without any restriction on the voting of any security, any restriction on the transfer of any security (except for restrictions on transfers of any such security imposed by the applicable regulations of the Securities and Exchange Commission (the "SEC") or other applicable securities laws) or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset ("Liens") directly or indirectly through one or more subsidiaries, all equity securities, partnership interests or similar ownership interests of any subsidiary of the Company, and all securities convertible into, or exercisable or exchangeable for, such equity securities, partnership interests or similar ownership interests, that are issued, reserved for issuance or outstanding. Except as set forth in
Section 2.3(a) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company or any of its subsidiaries. Except as set forth on Section 2.3(b) of the Company Schedule, there are no registration rights in respect of any shares of Company Common Stock, and except for the Company Voting Agreements, there are no voting trusts, proxies, rights plans, antitakeover plans or other agreements or understandings to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound with respect to any class of equity security of the Company or with respect to any equity security, partnership interest or similar ownership interest of any of its subsidiaries.

   2.4 Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions, subject, with respect to the Merger, to the approval and adoption of this Agreement and the Merger by holders of a majority of the outstanding Shares in accordance with Delaware Law. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions (other than (x) with respect to the Merger, the approval and adoption of this Agreement and the Merger and the transactions contemplated hereby by holders of a majority of the outstanding Shares, and (y) the filing of the Certificate of Merger as required by Delaware Law). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitute legal and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

   2.5 No Conflict; Required Filings and Consents.

   (a) Except as set forth in Section 2.5(a) of the Company Schedule, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Company Charter Documents or the equivalent organizational documents of any of the Company's subsidiaries, (ii) subject, (x) with respect to the Merger, to the approval and adoption of this Agreement and the Merger by holders of a majority of the outstanding Shares in accordance with Delaware Law and (y) to compliance with the requirements set forth in Section 2.5(b) hereof, conflict with or violate in any material respect any Legal Requirements applicable to the Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) conflict with or violate, or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any Contract to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect would not in the case of clauses (ii) or (iii), individually or in the aggregate: (A) reasonably be expected to have a Material Adverse Effect on the Company or (B) prevent or materially delay consummation of the Transactions or otherwise prevent the parties hereto from performing their obligations under this Agreement.

   (b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws") and state takeover laws, the pre-merger notification requirements of Governmental Entities, the rules and regulations of The National Association of Securities Dealers, Inc. ("Nasdaq") and the filing and recordation of the Certificate of Merger as required by Delaware Law and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (A) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or, following the Effective Time, Parent, or prevent consummation of the Transactions or (B) otherwise prevent the parties hereto from performing their obligations under this Agreement.

   2.6 Compliance; Permits.

   (a) Except as set forth in Section 2.6(a) of the Company Schedule, neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any Legal Requirements applicable to the Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any Company Contract (as defined in Section 2.19), except for any conflicts, defaults or violations that (individually or in the aggregate) would not be reasonably expected to have a Material Adverse Effect on the Company.

   (b) The Company and its subsidiaries hold all material permits, licenses, variances, exemptions, orders and approvals from Governmental Entities which are required for the operation of the businesses and the holding of the properties of the Company and its subsidiaries (each, a "Company Permit" and collectively, the "Company Permits"). The Company Permits are in full force and effect, and the Company and its subsidiaries are in compliance in all material respects with the terms of each of the Company Permits.

   2.7 SEC Filings; Financial Statements.

   (a) Except as set forth in Section 2.7(a) of the Company Schedule, the Company has made and will make available to Parent a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission the SEC since July 30, 1999 (other than the Proxy Statement (as defined in
Section 2.12), the "Company SEC Reports"), which are all the forms, reports and documents required to be filed by the Company with the SEC since July 30, 1999. The Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (and if amended or superseded by a subsequent filing then on the date of such subsequent filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company's subsidiaries is required to file any reports or other documents with the SEC.

   (b) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (including any Company SEC Report filed after the date of this Agreement): (i) complied (and with respect to Company SEC Reports filed after the date hereof, will comply) as to form in all material respects with the published rules and regulations of the SEC with respect thereto in effect at the time of such filing; (ii) was and will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, may not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents in all material respects the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments which were not or are not expected to be material in amount or significance.

   (c) The Company has previously furnished to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

   (d) As of February 28, 2003, the Company's consolidated cash and cash equivalents (calculated in accordance with the accounting policies described in the Company's Form 10-K filed with the SEC on March 31, 2003 for the fiscal year ended December 31, 2002 (the "2002 Form 10-K")) was not less than $21,330,662.

   2.8 No Undisclosed Liabilities. Except as set forth in Section 2.8 of the Company Schedule, neither the Company nor any of its subsidiaries has any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type (whether absolute, accrued, contingent or otherwise) (collectively, "Liabilities") of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the businesses, results of operations, assets or financial condition of the Company and its subsidiaries taken as a whole, except
(i) Liabilities reflected in the Company's balance sheet as of December 31, 2002 (including any related notes thereto) (the "Year End Balance Sheet"),
(ii) Liabilities incurred since December 31, 2002 (the "Year End Balance Sheet Date") in the ordinary course of business, none of which individually (in the case of this clause (ii)) is material to the businesses, results of operations, assets, liabilities, properties or financial condition of the Company and its subsidiaries, taken as a whole, (iii) Liabilities permitted under Section 4.1 hereof, or (iv) Liabilities incurred in connection with this Agreement or the ISAC Sale (as defined in Section 4.3).

   2.9 Absence of Certain Changes or Events. Except as set forth in Section 2.9 of the Company Schedule, as permitted by this Agreement, as otherwise permitted by Parent after the date hereof or, with respect to clause (iv) below, as set forth in a letter previously delivered by Company to Parent, since the Year End Balance Sheet Date, there has not been, occurred or arisen:
(i) any event or condition of any character that has had or is reasonably expected to have a Material Adverse Effect on the Company; (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by the Company of any of the Company's capital stock or any other securities of the Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements; (iii) any split, combination or reclassification of any of the Company's or any of its subsidiaries' capital stock; (iv) any granting by the Company or any of its subsidiaries of any material increase in compensation or any payment by the Company or any of its subsidiaries of any bonus (except in the ordinary course of business), or any granting by the Company or any of its subsidiaries of any increase in severance or termination pay or any entry by the Company or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby; (v) entry by the Company or any of its subsidiaries into (x) any licensing or other Contract relating to the use, acquisition or disposition of any Intellectual Property (as defined in Section 2.18 hereof) other than (1) end-user licenses of commercially available software applications for internal use by the Company in the ordinary course of business consistent with past practice, and (2) commercial licenses of the Company's or third party software or Intellectual Property in the ordinary course of business consistent with past practice, or (y) any amendment or consent with respect to any material licensing or other Contract relating to the use, acquisition or disposition of any Intellectual Property;
(vi) any change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP; (vii) any revaluation by the Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business consistent with past practice; or (viii) any negotiation or agreement by the Company or any of its subsidiaries to do any of the things described in the preceding clauses (i) through (vii) (other than negotiations or agreements with Parent regarding the Transactions).

   2.10 Absence of Litigation. Except (x) as set forth in Section 2.10 of the Company Schedule, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Company, threatened (each, an

"Action") against the Company or any of its subsidiaries, or any of their respective properties, before any Governmental Entity or arbitrator. Except as set forth in Section 2.10 of the Company Schedule, the Company has not received notice and has no knowledge otherwise that an investigation or review by any Governmental Entity is pending or threatened against the Company or any of its subsidiaries, or any of their respective properties or any of the executive officers or directors of the Company or any of its subsidiaries in their capacities as such, nor has any Governmental Entity indicated to the Company an intention to conduct the same. To the knowledge of the Company, no Governmental Entity has at any time challenged or questioned the legal right of the Company to conduct its operations as presently conducted. The Company has made available to Parent true, correct and complete copies of all complaints regarding the litigation referred to in Section 2.10 of the Company Schedule and has made available to Parent true, correct and complete copies of all pleadings, motions and written correspondence regarding the litigation referred to in Section 2.10 of the Company Schedule.

   2.11 Employee Benefit Plans.

   (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 2.11(a)(i) below (which definition shall apply only to this Section 2.11), for purposes of this Agreement, the following terms shall have the meanings set forth below:

      (i) "Affiliate" shall mean any other person or entity under common control with the Company within the meaning of Section 414(b), (c), (m) or
   (o) of the Code and the regulations issued thereunder;

      (ii) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended;

      (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended;

      (iv) "Company Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee, or with respect to which the Company or any Affiliate has or may have any liability or obligation;

      (v) "DOL" shall mean the Department of Labor;

      (vi) "Employee" shall mean any current or former or retired employee, consultant or director of the Company or any Affiliate;

      (vii) "Employment Agreement" shall mean each material management, employment, severance, consulting, relocation, repatriation, expatriation, visa, work permit or other agreement, contract or understanding between the Company or any Affiliate and any Employee;

      (viii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

      (ix) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended;

      (x) "International Employee Plan" shall mean each Company Employee Plan that has been adopted or maintained by the Company or any Affiliate, whether informally or formally, or with respect to which the Company or any Affiliate will or may have any liability, for the benefit of Employees who perform services outside the United States;

      (xi) "IRS" shall mean the Internal Revenue Service;

      (xii) "Multiemployer Plan" shall mean any "Pension Plan" (as defined below) which is a "multiemployer plan," as defined in Section 3(37) of ERISA;

      (xiii) "Pension Plan" shall mean each Company Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

   (b) Schedule. Section 2.11(b) of the Company Schedule contains, or Parent shall have provided in a letter to Parent prior to the date hereof detailing, an accurate and complete list of each Company Employee Plan, International Employee Plan, and each Employment Agreement (excluding offer letters for "at will" employees) in effect on the date of this Agreement. As of the date of this Agreement, the Company does not have any plan or commitment to establish any new Company Employee Plan, International Employee Plan, or Employment Agreement, to modify any Company Employee Plan or Employment Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employment Agreement to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to adopt or enter into any Company Employee Plan, International Employee Plan, or Employment Agreement.

   (c) Documents. The Company has provided or made available to Parent correct and complete copies of: (i) all documents embodying each Company Employee Plan, International Employee Plan, and each Employment Agreement including (without limitation) all amendments thereto and all related trust documents, administrative service agreements, group annuity contracts, group insurance contracts, and policies pertaining to fiduciary liability insurance covering the fiduciaries for each Plan; (ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan; (iii) the three
(3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (v) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan; (vi) all IRS determination, opinion, notification and advisory letters; (vii) all material communications to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company; (viii) all material correspondence to or from any governmental agency relating to any Company Employee Plan; (ix) model COBRA forms and related notices (or such forms and notices as required under comparable law); (x) the three (3) most recent plan years discrimination tests for each Company Employee Plan; and (xi) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan.

   (d) Employee Plan Compliance. Except as set forth in Section 2.11(d) of the Company Schedule, (i) the Company has performed in all material respects all obligations required to be performed by it under, is not in material default or material violation of, and has no knowledge of any material default or material violation by any other party to each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in material compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) each Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Company Employee Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Company Employee Plan;
(iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under
Section 4975 of the Code or Section 408 of ERISA (or any administrative class exemption issued thereunder), has occurred with respect to any Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (v) each Company Employee Plan (other than any stock option plan) can be amended, terminated or otherwise discontinued after the Effective Time, without material liability to the Parent, Company or any of its Affiliates (other than ordinary administration expenses and accrued benefits); (vi) there are no audits or proceedings pending or, to the knowledge of the Company or any Affiliates, threatened by the IRS or DOL with respect to any Company Employee Plan; and (vii) neither the Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

   (e) Pension Plan. Neither the Company nor any Affiliate has ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code.

   (f) Collectively Bargained, Multiemployer and Multiple Employer Plans. At no time has the Company or any Affiliate contributed to or been obligated to contribute to any Multiemployer Plan. Neither the Company, nor any Affiliate has at any time ever maintained, established, sponsored, participated in, or contributed to any "multiple employer plan" (as defined in ERISA or the Code), or to any plan described in Section 413 of the Code.

   (g) No Post-Employment Obligations. Except as set forth in Section 2.11(g) of the Company Schedule, no Company Employee Plan provides, or reflects or represents any liability to provide retiree health to any person for any reason, except as may be required by COBRA or other applicable statute, and the Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with retiree health, except to the extent required by statute.

   (h) Health Care Compliance. Neither the Company nor any Affiliate has, prior to the Effective Time and in any material respect, violated any of the health care continuation requirements of COBRA, the requirements of FMLA, the requirements of the Health Insurance Portability and Accountability Act of 1996, the requirements of the Women's Health and Cancer Rights Act of 1998, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, or any amendment to each such act, or any similar provisions of state law applicable to its Employees.

   (i) Effect of Transaction.

      (i) Except as set forth in Section 2.11(i)(i) of the Company Schedule, the execution of this Agreement and the consummation of the Transactions will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employment Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

      (ii) Except as set forth on Section 2.11(i)(ii) of the Company Schedule, no payment or benefit which will or may be made by the Company or its Affiliates with respect to any Employee (or any other "disqualified individual" (as defined in Code Section 280G and the regulations thereunder)) will be characterized as a "parachute payment," within the meaning of Section 280G(b)(2) of the Code. There is no Contract, plan or arrangement to which the Company or any of its subsidiaries is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

   (j) Employment Matters. The Company: (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees;
(ii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, except such liabilities, Taxes (as defined in Section 2.15(a)), or penalties which are not, individually or in the aggregate, material to the Company; and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). Except as set forth in Section 2.11(j) of the Company Schedule, there are no pending, threatened or reasonably anticipated claims or actions against the Company under any worker's compensation policy or long-term disability policy.

   (k) Labor. No work stoppage or labor strike against the Company is pending, threatened or reasonably anticipated. The Company does not know of any activities or proceedings of any labor union to organize any Employees. Except as set forth in Section 2.11(k) of the Company Schedule, there are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of the Company, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any material liability to the Company. Neither the Company nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act, which, if adversely determined, would, individually or in the aggregate, result in any material liability to the Company. The Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.

   (l) International Employee Plan. Each International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Employee Plan. Furthermore, no International Employee Plan has material unfunded liabilities, that as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent the Company or Parent from terminating or amending any International Employee Plan at any time for any reason without material liability to the Company or its Affiliates (other than ordinary administration expenses and accrued benefits).

   (m) WARN Act. The Company has complied in all material respects with the Workers Adjustment and Retraining Notification Act of 1988, as amended ("WARN Act") and all similar state laws.

   (n) Employees and Consultants. Section 2.11(n) of the Company Schedule or a letter previously delivered by Company to Parent contains a list of the names of all present employees and consultants of Company and their respective salaries or wages (as of the date of this Agreement) and dates of employment or engagement.

   2.12 Proxy Statement. The proxy statement to be sent to the stockholders of the Company in connection with the Stockholders' Meeting (as hereinafter defined) (such proxy statement, as amended or supplemented, being referred to herein as the "Proxy Statement"), shall not, at the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Stockholders' Meeting and at the Effective Time, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders' Meeting which shall have become false or misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent, Merger Sub or any of Parent's or Merger Sub's representatives for inclusion in the Proxy Statement. The Proxy Statement shall comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

   2.13 Restrictions on Business Activities. Except as set forth in
Section 2.13 of the Company Schedule, there is no Contract (noncompete or otherwise), commitment, judgment, injunction, order or decree binding upon the Company or its subsidiaries or to which the Company or any of its subsidiaries is a party which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of the Company or any of its subsidiaries, any acquisition of property by the Company or any of its subsidiaries or the conduct of business by the Company or any of its subsidiaries as currently conducted. Without limiting the foregoing, except as set forth in Section 2.13 of the Company Schedule, neither the Company nor any of its subsidiaries has entered into any Contract under which it is restricted from selling, licensing or otherwise distributing any of its technology or products to or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market.

   2.14 Title to Property.

   (a) Neither the Company nor any of its subsidiaries owns any real property nor have they ever owned any real property. Section 2.14(a) of the Company Schedule sets forth a list of all real property currently leased by the Company and any of its subsidiaries, the name of the lessor, the date of the lease and each amendment thereto. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) of the Company or any of its subsidiaries, or to the Company's knowledge, any other party thereto.

   (b) The Company and each of its subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its properties and assets, real, personal and mixed, used or held for use in its businesses, free and clear of all Liens except for (i) Liens for Taxes (as herein defined) not yet delinquent, (ii) Liens on the landlord's interest in the facility being leased, and (iii) other Liens which do not materially impair the Company's or its subsidiaries' ownership or use of such properties and assets.

   (c) Section 2.14(c) of the Company Schedule lists all material items of equipment owned or leased by the Company or any of its subsidiaries, and such equipment is adequate for the conduct of the businesses of the Company and its subsidiaries as currently conducted. All the plants, structures and material equipment of the Company and its subsidiaries, are in good operating condition and repair, in all material respects.

   2.15 Taxes.

   (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes", means (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause
(i) or (ii) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

   (b) Tax Returns and Audits.

      (i) The Company and each of its subsidiaries have timely filed all federal, state, local and foreign returns, forms, estimates, information statements and reports ("Returns") relating to Taxes required to be filed by the Company and each of its subsidiaries with any Tax authority, except such Returns which are not, individually or in the aggregate, material to the Company. The Company and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

      (ii) The Company and each of its subsidiaries as of the Effective Time will have withheld or paid with respect to its employees all federal and state income Taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld or paid, except such Taxes which are not, individually or in the aggregate, material to the Company.

      (iii) Neither the Company nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company or any of its subsidiaries, nor has the Company or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extension of any the period for the assessment or collection of any Tax.

      (iv) Except as set forth in Section 2.15(b)(iv) of the Company Schedule, no audit or other examination of any Return of the Company or any of its subsidiaries by any Tax authority is presently in progress, nor has the Company or any of its subsidiaries been notified of any request for such an audit or other examination.

      (v) No adjustment relating to any Returns filed or required to be filed by the Company or any of its subsidiaries has been proposed in writing, formally or informally, by any Tax authority to the Company or any of its subsidiaries or any representative thereof.

      (vi) Neither the Company nor any of its subsidiaries has any liability for any material unpaid Taxes (whether or not shown to be due on any Return) which has not been accrued for or reserved on the Company's Year End Balance Sheet in accordance with GAAP, other than any liability for unpaid Taxes that may have accrued since the Year End Balance Sheet Date in connection with the operation of the businesses of the Company and its subsidiaries in the ordinary course. There are no Liens with respect to Taxes on any of the assets of the Company or any of its subsidiaries, other than Liens which are not, individually or in the aggregate, material, or customary Liens for Taxes not yet due and payable.

      (vii) There is no Contract, plan or arrangement to which the Company or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 404 or 162(m) of the Code.

      (viii) Neither the Company nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have
   Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company or any of its subsidiaries.

      (ix) Neither the Company nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement. Neither the Company nor any of its subsidiaries has ever been a member of a group filing a consolidated, unitary, combined or similar Return (other than Returns which include only the Company and any of its subsidiaries) under any federal, state, local or foreign law. Neither the Company nor any of its subsidiaries is party to any joint venture, partnership or other arrangement that to the knowledge of the Company could be treated as a partnership for federal and applicable state, local or foreign Tax purposes.

      (x) None of the Company's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

      (xi) Neither the Company nor any of its subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock intended to qualify for tax-free treatment under
   Section 355 of the Code (x) in the two years prior to the date of this Agreement or (y) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions.

   2.16 Environmental Matters.

   (a) Hazardous Material. Except as would not result in material liability to the Company or any of its subsidiaries, no underground storage tanks and no amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies, (a "Hazardous Material") are present, (i) as a result of the actions of the Company or any of its subsidiaries or any affiliate of the Company, or, (ii) to the Company's knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any of its subsidiaries has at any time owned, operated, occupied or leased.

   (b) Hazardous Materials Activities. Except as would not result in a material liability to the Company (in any individual case or in the aggregate)
(i) neither the Company nor any of its subsidiaries has transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time, and (ii) neither the Company nor any of its subsidiaries has disposed of, transported, sold, used, released, exposed its employees or others to or manufactured any product containing a Hazardous Material (collectively "Hazardous Materials

Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

   (c) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ or injunction is pending, and to the Company's knowledge, no action, proceeding, revocation proceeding, amendment procedure, writ or injunction has been threatened by any Governmental Entity against the Company or any of its subsidiaries in a writing delivered to the Company or any of its subsidiaries concerning any Company Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company or any of its subsidiaries. The Company has no knowledge of any fact or circumstance which could involve the Company or any of its subsidiaries in any environmental litigation or impose upon the Company any material environmental liability.

   (d) Reports and Records. The Company has delivered to Parent or made available for inspection by Parent and its agents, representatives and employees all environmental audits and environmental assessments of any facility conducted at the request of, or otherwise in the possession of the Company.

   2.17 Brokers; Third Party Expenses. Except as set forth in Section 2.17 of the Company Schedule, neither the Company nor any of its subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent's commissions or any similar charges in connection with this Agreement or the Transactions contemplated hereby. The Company has heretofore furnished Parent with a complete and correct copy of all agreements between the Company and Updata Capital, Inc. ("Updata") pursuant to which such firm would be entitled to any payment relating to the Transactions.

   2.18 Intellectual Property.

   (a) "Intellectual Property Rights" means any or all rights in, arising out of or associated with any of the following: (i) all United States and foreign patents and patent applications (including all reissues, reexaminations, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part) (collectively, "Patents"); (ii) all confidential inventions (whether patentable or not), technical information (including information relating to configurations of network infrastructures), procedures, designs, proprietary business information, customer lists, know how, technology, methodologies, information, Software (as defined in Section 2.18(h)) and all documentation relating to any of the foregoing (collectively, "Trade Secrets") (iii) all United States and foreign copyrights, copyright registrations and applications therefor (collectively, "Copyrights"); (iv) all United States and foreign trademarks and service marks (whether or not registered), and trade names, together with all goodwill appurtenant thereto, and applications for registration of any of the foregoing (collectively "Trademarks"); and (v) Internet domain name registrations and applications therefor (collectively "Domain Names").

   (b) Section 2.18(b) of the Company Schedule contains a complete and accurate list, as of the date hereof, of all Patents, registered Copyrights, registered Trademarks and Domain Names, and all applications related thereto, that are owned by the Company and each of its subsidiaries ("Company Registered Intellectual Property"). All necessary registration, maintenance and renewal fees currently due in connection with any Company Registered Intellectual Property Rights have been made and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect on the Company.

   (c) To the knowledge of the Company, all Company Registered Intellectual Property and all other Intellectual Property Rights that Company and its subsidiaries own or exclusively license, or that otherwise are material to and used in or are necessary for the operation of their businesses as currently conducted, are valid and enforceable, and no challenges with respect thereto have been raised by any third party or governmental authority.

   (d) To the knowledge of the Company, (i) the operation of the business of the Company and each of its subsidiaries as such businesses are currently conducted as of the date hereof do not infringe or misappropriate any Intellectual Property Rights of any third party or constitute unfair competition or unfair trade practices under the laws of any jurisdiction, and
(ii) the Company and its subsidiaries own or possess sufficient rights to all Intellectual Property Rights used in or necessary for the operation of their businesses as currently conducted on the date hereof.

   (e) Neither the Company nor any of its subsidiaries have received any written notice from any third party as of the date hereof (to the extent it would have a material effect on the operation of the businesses as currently conducted), and, to the knowledge of the Company, there is no other assertion or pending threat from any third party, that the operation of the business of the Company or any of its subsidiaries or any act, product or service of the Company or any of its subsidiaries infringes or misappropriates the Intellectual Property Rights of any third party or constitutes unfair competition or unfair trade practices under the laws of any jurisdiction.

   (f) To the knowledge of the Company, as of the date hereof, no person is infringing or misappropriating any Intellectual Property Rights owned or exclusively licensed by the Company or any of its subsidiaries, and Company and its subsidiaries have not received any written notice that any person is otherwise infringing or misappropriating any Intellectual Property material to and used in or necessary for the operation of the business. Neither the Company nor any of its subsidiaries have brought any such suits, arbitrations or other adversarial proceedings against any third party for which a definitive agreement between the Company or any of its subsidiaries (as applicable) and any such third party has not been entered into between such parties with respect to such claims as of the date hereof.

   (g) Section 2.18(g) of the Company Schedule contains a list of all material contracts, licenses and agreements to which the Company and each of its subsidiaries are a party with respect to any Intellectual Property Rights licensed to or by the Company or its subsidiaries, other than with respect to end user, off the shelf software that Company or its subsidiaries use in connection with its day to day business operations ("Company License Agreements"). The Company and each of its subsidiaries are in compliance with, and have not breached any term of any of such Company License Agreements and, to the knowledge of the Company, all other parties to such Company License Agreements are in compliance with, and have not breached any term of, such Company License Agreements. The Transactions will not result in the termination or breach of any Company License Agreement, or the obligations under any Company License Agreement to pay any royalties or other amounts to any third party in excess of those amounts otherwise owed by the Company or its subsidiaries immediately prior to the Transactions.

   (h) To the extent that any computer programs, databases, compilations, data collections (in each case, whether in human-readable, machine readable, source code or object code form) and documentation related to the foregoing ("Software") have been developed or created by a third party and/or any current or former employee of the Company or its subsidiaries for the Company or its subsidiaries, the Company or its subsidiaries, as the case may be, has a written agreement with such third party(ies) and employee(s) with respect thereto, and the Company or its subsidiaries thereby, with respect to any Intellectual Property rights material to the operation of the business as currently conducted, either (i) have obtained ownership of and are the exclusive owner of with respect to such third party's Intellectual Property Rights in such work, material or invention, or (ii) have obtained a license sufficient for the conduct of its business as currently conducted with respect to such third party's and employee's Intellectual Property Rights in such work, material or invention by operation of law or by valid assignment.

   (i) The Company and its subsidiaries have taken reasonable steps to protect its Trade Secrets and any Trade Secrets of third parties provided to the Company and each of its subsidiaries. Without limiting the foregoing, the Company and each of its subsidiaries maintain a policy requiring all employees, contractors and other parties having access to such Trade Secrets to execute a proprietary information/confidentiality agreement. Except under confidentiality obligations, there has been no disclosure by the Company or any of its subsidiaries of any Trade Secrets, and to the knowledge of the Company no party to any such agreement is in breach thereof.

   2.19 Contracts.

   (a) Except as set forth in Section 2.19(a) of the Company Schedule, neither the Company nor any of its subsidiaries is a party to or is bound by:

      (i) any Contract of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of Company Products in the ordinary course of business or entered into with directors and officers in such capacity;

      (ii) any Contract currently in force relating to the disposition or acquisition by the Company or any of its subsidiaries after the Year End Balance Sheet Date of a material amount of assets not in the ordinary course of business or pursuant to which the Company or any of its subsidiaries has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than the Company's subsidiaries;

      (iii) any dealer, distributor, joint marketing or development Contract currently in force under which the Company or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service, or any Contract pursuant to which the Company or any of its subsidiaries have continuing material obligations to jointly develop any Intellectual Property that will not be owned, in whole, by the Company or any of its subsidiaries;

      (iv) any Contract to provide source code to any third party for any product or technology that is material to the Company and its subsidiaries taken as a whole;

      (v) any Contract currently in force to license any third party to manufacture or reproduce any Company product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Company products, service or technology except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) calendar days or less and substantially in the form previously provided to Parent;

      (vi) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in an amount in excess of $50,000 (excluding standard invoice terms for payment of invoices in connection with the sale of Company Products);

      (vii) any settlement agreement under which the Company has any material ongoing obligations;

      (viii) any other Contract or commitment that would be required to be filed by Company as an exhibit to an Annual Report on Form 10-K under the Exchange Act; or

      (ix) any other Contract involving a current commitment for payments by or to Company from the date hereof in excess of $150,000.

   (b) Except as set forth in Section 2.19(b)(1) of the Company Schedule, neither the Company nor any of its subsidiaries, nor to the Company's knowledge any other party to a Company Contract (as defined below), is in material breach, violation or default under, and neither the Company nor any of its subsidiaries has received written notice that it has materially breached, violated or defaulted under, any of the material terms or conditions of any of the Contracts or commitments to which the Company or any of its subsidiaries is a party or by which it is bound that are required to be disclosed in Section 2.19(a) of the Company Schedule (any such Contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate). The Company has made available to Parent true and correct copies of any Contracts the Company may have with its top twenty (20) customers (based on revenue recognized during the first calendar quarter of 2003) (collectively, the "Material Customers") and each such Contract is listed, along with the revenue recognized by and attributable to each during such period, in Section 2.19(b)(2) of the Company Schedule.

   (c) Suppliers and Customers. Except as disclosed in Section 2.19(c) of the Company Schedule, each material licensor, vendor, supplier and licensee of the Company or any of its subsidiaries is set forth in Section 2.19(a) of the Company Schedule, and since March 31, 2003, no such person nor any Material

Customer has canceled or otherwise modified its relationship with the Company or its subsidiaries and, to the Company's knowledge, (a) no such person nor any Material Customer has any intention to do so, and (b) the consummation of the transactions contemplated hereby will not adversely affect any of such relationships, and no agreements with such parties have expired or terminated.

   2.20 Insurance. The Company maintains insurance policies and/or fidelity bonds covering the assets, businesses, equipment, properties, operations, employees, officers and directors of the Company and its subsidiaries (collectively, the "Insurance Policies") which are of the type and in amounts customarily carried by persons conducting businesses similar to those of the Company and its subsidiaries. Section 2.20 of the Company Schedule lists all such Insurance Policies. There is no claim by the Company or any of its subsidiaries pending under any of the Insurance Policies as to which coverage has been denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such Insurance Policies have been paid, and the Company and each of its subsidiaries, as the case may be, is otherwise in compliance with the terms of such Insurance Policies in all material respects. The Company does not have knowledge of any threatened termination of, or premium increase with respect to, any such Insurance Policies.

   2.21 Opinion of Financial Advisor. The Company has been advised in writing by its financial advisor, Updata, that in its opinion, as of the date of this Agreement, the Merger Consideration is fair to the stockholders of the Company from a financial point of view.

   2.22 Board Approval. The Board has, as of the date of this Agreement, unanimously (i) determined that the Merger is advisable and in the best interests of, the Company and its stockholders, (ii) approved, subject to stockholder approval, the Transactions, and (iii) determined, subject to the terms of this Agreement, to recommend that the stockholders of the Company adopt and approve this Agreement and approve the Merger.

   2.23 Vote Required. The affirmative vote of a majority of the votes that holders of the outstanding Shares are entitled to vote with respect to the Merger is the only vote of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the Transactions, including the Merger.

   2.24 State Takeover Statutes. The Board has approved the Merger, this Agreement and the Company Voting Agreements, the Escrow Agreement and such approval is sufficient to render inapplicable to the Merger, this Agreement, the Company Voting Agreements, the Escrow Agreement and the Transactions and the transactions contemplated by the Company Voting Agreements and the Escrow Agreement, the provisions of Section 203 of Delaware Law to the extent, if any, such Section is applicable to the Merger, this Agreement and the Company Voting Agreements, the Escrow Agreement and the Transactions and the transactions contemplated by the Company Voting Agreements and the Escrow Agreement. No other state takeover statute or similar statute or regulation applies to or purports to apply to the Merger, this Agreement, the Company Voting Agreements, the Escrow Agreement or the Transactions and the transactions contemplated by the Company Voting Agreements and the Escrow Agreement.

   2.25 Interested Party Transactions. There are no relationships between the Company and any other person required to be disclosed in the Company SEC Reports and the Proxy Statement in accordance with Item 404 of Regulation S-K that have not been so disclosed in the Company's SEC Reports or in the Proxy Statement.

   2.26 [Intentionally Omitted. ]

   2.27 [Intentionally Omitted.]

   2.28 Full Disclosure; Estimates.

   (a) No statements contained in the Company Schedule furnished by the Company to Parent as an exception to a corresponding or reasonably and objectively applicable representation or warranty hereunder as such statements relate to such representation or warranty contains, as of the date hereof, or will contain as of the Effective Time, any untrue statement of material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (b) No information pertaining to the assets and liabilities of the Company which represents the underlying predicate to the estimated values of such assets and liabilities set forth in the Estimated Valuation Schedule contains, as of February 28, 2003, any untrue material fact or omits any material fact necessary in order to make such estimated values derived therefrom, in light of the circumstances under which they were made, not misleading.

   (c) With respect to any estimates, assumptions, projections or predictions contained in any aforementioned schedules in this Section 2.28, the Company represents that such estimates, assumptions, projections or predictions have been made in good faith and that there is a reasonable basis therefor.


                                  ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB


   Parent and Merger Sub hereby jointly and severally represent and warrant to the Company, as follows:

   3.1 Corporate Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its businesses as they are now being conducted. Each of Parent and Merger Sub is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its businesses as they are now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and Approvals would not prevent or materially delay consummation of the Transactions, or otherwise prevent Parent or Merger Sub from performing its material obligations under this Agreement.

   3.2 Certificate of Incorporation and Bylaws. Parent has previously made available to the Company a complete and correct copy of its and Merger Sub's Certificate of Incorporation and Bylaws as amended to date (together, the "Parent Charter Documents"). The Parent Charter Documents are in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its respective Parent Charter Documents in any material respect.

   3.3 Authority Relative to this Agreement. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement, or to consummate the Transactions (other than, with respect to the Merger, the filing of the Certificate of Merger as required by Delaware Law). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

   3.4 No Conflict; Required Filings and Consents.

   (a) The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent and Merger Sub will not, (i) conflict with or violate the Parent Charter Documents, (ii) subject to compliance with the requirements set forth in Section 3.3(b) hereof, conflict with or violate any Legal Requirements applicable to Parent or by which its properties are bound or affected, or (iii) conflict with or violate, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent pursuant to any Contract to which Parent is a party or by which Parent or its properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect could not in the case of clauses

(ii) or (iii) individually or in the aggregate, prevent or materially delay consummation of the Transactions or otherwise prevent Parent or Merger Sub from performing their material obligations under this Agreement.

   (b) The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent and Merger Sub shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except (i) for applicable requirements, if any, of Blue Sky Laws and state takeover laws, the pre-merger notification requirements of foreign Governmental Entities, and the filing and recordation of the Certificate of Merger as required by Delaware Law and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not, individually or in the aggregate, prevent or materially delay consummation of the Transactions or otherwise prevent Parent or Merger Sub from performing their material obligations under this Agreement.

   3.5 Proxy Statement. The information supplied by Parent and Merger Sub for inclusion in the Proxy Statement shall not, at the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Stockholders' Meeting or at the Effective Time, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders' Meeting which shall have become false or misleading. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by the Company or any of its representatives for inclusion in the Proxy Statement.

   3.6 Financing. Parent will have at the Effective Time sufficient cash or cash-equivalent funds available to permit Merger Sub to consummate the Transactions, including, without limitation, acquiring all the outstanding Shares in the Merger.

                                   ARTICLE IV
                      CONDUCT PRIOR TO THE EFFECTIVE TIME


   4.1 Conduct of Business by Company. Subject to Section 4.3, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company and each of its subsidiaries shall, except to the extent that Parent shall otherwise request or consent in writing (which consent or refusal to grant consent shall not be unreasonably withheld or delayed), carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its Liabilities and Taxes when due (subject to good faith disputes over such Liabilities or Taxes), pay or perform other obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees, and (iii) preserve its relationships with customers, suppliers, distributors, consultants, licensors, licensees and others with which it has significant business dealings. In addition, the Company shall promptly notify Parent of any material event involving its businesses or operations occurring outside the ordinary course of business.

   In addition, without the prior written consent of Parent (which consent or refusal to grant consent shall not be unreasonably withheld or delayed), except as permitted or required by this Agreement, as provided in Section 4.1 of the Company Schedule, or in accordance with the terms of Section 4.2 hereof with respect to the ISAC Sale (as defined in Section 4.2 hereof), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

   (a) Authorize cash payments in exchange for any options granted under any employee, consultant, director, or other stock plans;

   (b) Grant any severance or termination pay (whether in cash, stock, equity securities, or property) to any officer or key employee except pursuant to written agreements outstanding on the date hereof and as previously disclosed in writing to Parent, or adopt any new severance plan, or amend or modify or alter in any material respect any severance plan, agreement or arrangement existing on the date hereof (including without limitation any retention, change of control or similar agreement), or grant any equity-based compensation, whether payable in cash or stock (except pursuant to written agreements outstanding on the date hereof);

   (c) Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Company Intellectual Property (other than in the ordinary course of business and consistent with past practice), or enter into grants to transfer or license to any person future rights to the Company Intellectual Property other than non-exclusive licenses granted to end-users and non-exclusive distribution, reseller and similar commercial agreements entered into in the ordinary course of business and consistent with past practice; provided that in no event shall the Company (i) license, or enter into a distribution, reseller or similar arrangement, on an exclusive basis, or sell, any Company Intellectual Property; or (ii) enter into any Contract
(v) providing for any site licenses other than in the ordinary course of business and consistent with past practice, (w) containing pricing or discounting terms or provisions other than in the ordinary course of business consistent with past practice, (x) requiring the Company to use its "best efforts" other than in the ordinary course of business and consistent with past practice, (y) limiting the right of the Company to engage in any line of business or to compete with any person, or (z) not otherwise in compliance with Section 4.1(d) hereof;

   (d) Enter into any Contract (i) requiring the Company to purchase a minimum amount of products or services with aggregate commitments over the life of all such Contracts in excess of $50,000 individually or $200,000 in the aggregate on a monthly basis, or (ii) requiring the Company to provide a minimum amount of products or services with aggregate commitments over the life of such Contract in excess of $200,000;

   (e) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

   (f) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company or its subsidiaries, except repurchases of unvested shares at or below cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date of this Agreement, provided that no such repurchase shall be permitted in the event the per share repurchase price is greater than the Merger Consideration;

   (g) Issue, deliver, sell, authorize or designate (including by certificate of designation) or pledge or otherwise encumber, or propose any of the foregoing with respect to any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than the issuance, delivery and/or sale of (i) shares of Company Common Stock pursuant to the exercise of Company Stock Options outstanding as of the date of this Agreement, or (ii) shares of Company Common Stock issuable to participants in the ESPP consistent with the terms thereof and subject to Section 1.6(i) hereof;

   (h) Cause, permit or submit to a vote of the Company's stockholders any amendments to the Company Charter Documents (or similar governing instruments of any of its subsidiaries);

   (i) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to enter into any joint ventures or similar alliances;

   (j) Sell, lease, license, encumber or otherwise dispose of any properties or assets except in the ordinary course of business consistent with past practice, and except for the sale, lease, licensing, encumbering or disposition (other than through licensing unless permitted by Section 4.1(c)) of property or assets not in excess of $50,000 individually or $200,000 in the aggregate, provided such property or assets are not material, individually or in the aggregate, to the businesses of the Company and its subsidiaries;

   (k) Grant any loans to employees, officers, directors (other than for reasonable business expenses or in connection with cashless exercises of options with respect to such third parties and which are compliant with applicable Legal Requirements) or other third parties, incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than in connection with the financing of ordinary course trade payables consistent with past practice;

   (l) Except as required by applicable law, this Agreement or Contracts in effect on the date hereof, adopt or amend any Company Employee Plan or any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement, pay any special bonus or special remuneration to any director or employee (cash, equity or otherwise), or materially increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants;

   (m) Waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce the confidentiality or nondisclosure provisions of any Contract to which the Company or any of its subsidiaries is a party or of which the Company or any of its subsidiaries is a beneficiary;

   (n) Enter into (unless otherwise permitted by this Section 4.1), modify or amend (unless such amendment, if it were a new Contract, would be otherwise permitted by this Section 4.1), or terminate any Contract of a nature required to be listed as a Company Contract in Section 2.19 of the Company Schedule or waive, delay the exercise of, release or assign any material rights or claims thereunder, in each case, outside the ordinary course of business;

   (o) Except as required by GAAP, revalue any of its assets (including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practice) or make any change in accounting methods, principles or practices;

   (p) Make any Tax election or accounting method change (except as required by GAAP) that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of the Company or any of its subsidiaries, settle or compromise any material Tax liability or consent to any extension or waiver of any limitation period with respect to Taxes;

   (q) Other than taking any action permitted by Section 5.4(c) hereof, engage in any action with the intent to, directly or indirectly, adversely impact or materially delay the consummation of the Transactions;

   (r) (i) Hire any employee (except that in the event an employee is terminated pursuant to clause (ii) hereof or voluntarily terminates (including by death or disability) his or her employment, a replacement may be engaged as a contractor or temporary "at-will" employee to temporarily fill such terminated employee's position, provided (x) any consideration payable for services rendered by such replacement is of a kind and amount permitted by this Section 4.1, and (y) any such agreement with any such replacement shall be terminable, at the sole option of Parent, without penalty at the Effective
Time), or (ii) terminate any employee (except for termination for cause and subject to Section 5.10 hereof);

   (s) Make any individual or series of related payments outside of the ordinary course of business (including payments to legal, accounting or other professional service advisors) in excess of $150,000 in the aggregate, except in connection with this Agreement or the ISAC Sale;

   (t) Commence any litigation (whether or not commenced prior to the date of this Agreement) (other than any litigation to enforce any of its rights under the Agreement);

   (u) Agree in writing or otherwise to take any of the actions described in
Section 4.1(a) through Section 4.1(t) above.

   4.2 Sale of Assets. Notwithstanding anything to the contrary in this Agreement, the Company may actively solicit, initiate and participate in negotiations regarding the sale of its Information Sharing and

Analysis Center division and Open Source Intelligence division (collectively, the "ISAC Business") to one or more third parties, and may provide such third parties with such information regarding the ISAC Business, as applicable, as the Company and such third parties deem necessary in order to analyze, negotiate and consummate the sale of the ISAC Business (the "ISAC Sale"). At any time prior to the Effective Time, the Company may enter definitive agreements regarding, and may consummate in accordance with such definitive agreements, the ISAC Sale, subject to the consent of Parent (which consent shall not be unreasonably withheld or delayed) with respect to provisions of such agreements to which Parent will be bound or which may create a liability to which Parent will be obligated after the Effective Time.

   4.3 Business Promotion Program. In addition to the affirmative covenants of Company prior to the Effective Time with respect to the preservation and maintenance of Company's businesses as set forth in Section 4.1 above, and no later than seven (7) days after the date hereof, to the extent permitted by law, the parties shall mutually develop a launch program (the "Program") to promote the benefits and improved capabilities of the combined company to Company's customers (and other business affiliations) and employees prior to the Effective Time. The parties hereby acknowledge that the success of such Program is critical for the combined company to preserve the value of the Transactions and otherwise in maximizing the synergies of the Merger after the Closing, and as such agree to use their respective reasonable best efforts to actively, timely and diligently abide by, and implement, the terms of the Program, it being agreed and understood, however, that (i) with the exception of ordinary travel expenses, the Company shall have no obligation to incur any additional expense in complying with the terms of the Program, and (ii) if the terms of this Agreement and the terms of the Program conflict, the terms of the Program shall control and the Company's adherence to such terms shall not be deemed a breach of this Agreement.


                                   ARTICLE V
                             ADDITIONAL AGREEMENTS


   5.1 Proxy Statement; Board Recommendation.

   (a) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file the Proxy Statement with the SEC under the Exchange Act. Parent shall provide promptly to the Company such information concerning itself as, in the reasonable judgment of the Company or its counsel, may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto. The Company shall respond to any comments of the SEC, and shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing, and the Company shall cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the Proxy Statement is cleared by the SEC. The Company shall notify Parent promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger. The Company shall give Parent and its counsel the opportunity to review the Proxy Statement, including all amendments and supplements thereto, prior to its being filed with the SEC and shall give Parent and its counsel the opportunity to review all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly inform Parent of such occurrence and file with the SEC or its staff and/or mail to stockholders of the Company, such amendment or supplement.

   The Proxy Statement shall include the unanimous recommendation of the Board in favor of adoption and approval of this Agreement and approval of the Merger (subject to the terms of Section 5.4(c) hereof).

   (b) Solely for the purposes of this Agreement, the parties hereby acknowledge and agree that the recommendation of the Board shall be deemed to continue to be "unanimous" despite an abstention by one or more directors of the Board or any committee thereof subsequent to the date of this Agreement on a vote by the members of the Board or a committee thereof with respect to any matter pertaining to the recommendation subsequent to the initial unanimous Board approval, and the Board or any committee thereof shall not have been deemed to have withdrawn, withheld, amended, changed or modified in a manner adverse to Parent, nor shall it have been deemed to have failed to include in the Proxy Statement the unanimous recommendation of the Board that holders of Shares vote in favor of, adopt and approve this Agreement and approve the Merger, by virtue of such abstention; provided, however, that the foregoing shall only apply if, and only if, the following conditions and terms (collectively, the "Abstention Terms") are met: (i) such an abstention does not affect the due and valid recommendation of the Board with respect to the Merger under the Company Charter Documents and all applicable Legal Requirements; (ii) no abstaining Board member (or any affiliate thereof, including, without limitation, the Company or any of its subsidiaries) makes any public statement with respect to the abstention, either explicitly or implicitly, in a manner adverse to Parent nor any public statement reasonably likely to have an adverse effect on the adoption and approval of this Agreement and the approval of the Merger at the Stockholders' Meeting (defined in Section 5.2(a) below); and (iii) except pursuant to and in accordance with this Section 5.1(b), no abstention in any way or fashion affects Parent's rights and the Company's obligations with respect to the maintenance, and the manner of maintenance, of the Board's unanimous recommendation hereunder.

   5.2 Meeting of Company Stockholders.

   (a) Promptly after the date hereof, the Company shall take all action necessary in accordance with Delaware Law and the Company Charter Documents to convene an annual or special meeting of its stockholders for the purpose of considering and taking action on this Agreement and the Merger (the "Stockholders' Meeting"), to be held as promptly as practicable, and in any event (to the extent permissible under applicable law) within thirty (30) calendar days after the Proxy Statement is cleared by the SEC. Subject to the terms of Section 5.4(c) hereof, the Company shall use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and shall take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of Nasdaq or Delaware Law to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Stockholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to the Company's stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which the Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders' Meeting. The Company shall ensure that the Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the Stockholders' Meeting are solicited, in compliance with Delaware Law, the Company Charter Documents, the rules of Nasdaq and all other applicable legal requirements. The Company's obligation to call, give notice of, convene and hold the Stockholders' Meeting in accordance with this Section 5.2 shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal (it being agreed and understood however, that if this Agreement shall terminate in accordance with
Section 7.1, such obligation to call, give notice of, convene and hold the Stockholders' Meeting shall terminate).

   (b) Subject to the terms of Section 5.4(c) hereof: (i) the Board shall recommend that the Company's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger at the Stockholders' Meeting;
(ii) the Proxy Statement shall include (x) the fairness opinion referred to in
Section 2.21 hereof and (y) a statement to the effect that the Board has unanimously recommended that the Company's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger at the Stockholders' Meeting; and (iii) neither the Board nor any committee thereof shall withdraw, amend, change or modify, or propose or resolve to withdraw, amend, change or modify in a manner adverse to Parent, the unanimous recommendation of the Board that the Company's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger. For purposes of this Agreement, said recommendation of the Board of Directors shall be deemed to have been modified in a manner adverse to Parent if such recommendation shall no longer be unanimous.

   5.3 Confidentiality; Access to Information.

   (a) The parties acknowledge that Parent and the Company have previously executed a Confidentiality Agreement, dated as of October 4, 2002, as amended on February 20, 2003 (as amended, the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

   (b) The Company shall afford Parent and its accountants, counsel, advisors and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Effective Time to obtain all information concerning the businesses, including the status of product development efforts, properties, financial positions, results of operations and personnel of the Company, as Parent may reasonably request.

   (c) No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.3 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transactions.

   5.4 No Solicitation.

   (a) Except to the extent permitted by the terms of this Section 5.4, from the date hereof until the earlier of the approval and adoption of this Agreement and approval of the Merger by the Company's stockholders or the termination of this Agreement, the Company and its subsidiaries shall not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney, accountant, or other advisor or representative retained by any of them ("Representatives") to, directly or indirectly: (i) solicit, initiate, knowingly or intentionally encourage, facilitate or induce the making, submission or announcement of any Acquisition Proposal (as defined in Section 5.4(d) hereof); (ii) participate in any negotiations or discussions regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal; (iii) subject to the terms of Section 5.4(c) hereof, approve, endorse or recommend any Acquisition Proposal; or (iv) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction (as defined in Section 5.4(d) hereof); provided, however, that the terms of this Section 5.4 shall not prohibit the Company from furnishing nonpublic information regarding the Company and its subsidiaries to, entering into a confidentiality agreement with or entering into negotiations or discussions with, any person or group in response to an Acquisition Proposal submitted by such person or group (and not withdrawn) if: (1) neither the Company nor its subsidiaries nor any of their respective Representatives shall have violated any of the restrictions set forth in this Section 5.4 in connection with such Acquisition Proposal; (2) the Board concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board to comply with its fiduciary duties to the Company's stockholders under applicable law; (3) (x) at least two (2) business days prior to furnishing any such nonpublic information to, or entering into negotiations or discussions with, such person or group, the Company gives Parent written notice of the identity of such person or group and of the Company's intention to furnish nonpublic information to, or enter into negotiations or discussions with, such person or group, and (y) the Company receives from such person or group an executed confidentiality agreement containing limitations on the use and disclosure of all nonpublic written and oral information furnished to such person or group by or on behalf of the Company which are no less favorable to the Company than the Confidentiality Agreement; and (4) contemporaneously with furnishing any such nonpublic information to such person or group, the Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by the Company to Parent). In addition to the foregoing, the Company shall (i) provide Parent with at least forty-eight (48) hours prior written notice (or such lesser prior notice as provided to the members of the Board, but in no event less than eight hours) of a meeting of the Board at which the Board is reasonably expected to consider a Superior Offer and
(ii) provide Parent with at least two (2) business days prior written notice of a meeting of the Board at which the Board is reasonably expected to recommend a Superior Offer to its stockholders and together with such notice a copy of any definitive documentation relating to such Superior Offer and such other documentation reflecting the terms of the Superior Offer as being considered by the Board. The terms of this Section 5.4 shall not prohibit the Company from taking any action necessary in order to comply with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, provided that neither the Company nor its Board shall, except as permitted by Section 5.4(c), propose to withdraw, amend, change or modify its unanimous recommendation of this Agreement and the Merger, or to approve or recommend, or propose to publicly approve or recommend, an Acquisition Proposal. The Company and its subsidiaries shall immediately cease any and all existing activities, negotiations or discussions with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer or director of the Company or any of its subsidiaries or any Representative of the Company or any of its subsidiaries shall be deemed to be a breach of this Section 5.4 by the Company.

   (b) In addition to the obligations of the Company set forth in Section 5.4 hereof, the Company as promptly as practicable shall advise Parent orally (within one business day) and in writing (within two business days) of any request received by the Company for nonpublic information which the Company reasonably believes would lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry received by the Company with respect to or which the Company reasonably believes would lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry. The Company shall keep Parent informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.

   (c) Nothing in this Agreement shall prevent the Board from withdrawing, amending, changing or modifying its unanimous recommendation in favor of the Transactions at any time prior to the approval and adoption of this Agreement and approval of the Merger by the Company's stockholders, but the Board may do so only to terminate this Agreement in accordance with Section 7.1(e) hereof and only if (i) a Superior Offer (as defined in Section 5.4(d) hereof) is made to the Company and is not withdrawn, and, concurrent with the termination of this Agreement pursuant to Section 7.1(e) hereof, the Board shall cause the Company to enter into a definitive agreement with respect to such Superior Proposal, (ii) neither the Company nor any of its subsidiaries nor any of their respective Representatives shall have violated any of the restrictions set forth in Section 5.4 hereof in connection with such Superior Offer, and
(iii) the Board concludes in good faith, after consultation with its outside counsel, that in light of such Superior Offer the withdrawal, amendment, change or modification of such recommendation is required in order for the Board to comply with its fiduciary duties to the Company's stockholders under applicable law.

   (d) For purposes of this Agreement, (i) "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal by Parent or Merger
Sub) relating to any Acquisition Transaction. For the purposes of this Agreement, (ii) "Acquisition Transaction" shall mean any transaction or series of related transactions other than the Transactions involving: (A) any acquisition or purchase from the Company by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a fifteen percent (15%) interest in the total outstanding voting securities of the Company or any of its subsidiaries or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning fifteen percent (15%) or more of the total outstanding voting securities of the Company or any of its subsidiaries or any merger, consolidation, business combination or similar transaction involving the Company (excluding the ISAC Sale) pursuant to which the stockholders of the Company immediately preceding such transaction hold less than eighty five percent (85%) of the equity interests in the surviving or resulting entity of such transaction; (B) any sale, lease, exchange, transfer, license (other than in the ordinary course of business and consistent with past practice), acquisition or disposition of more than fifteen percent (15%) of the assets of the Company; or (C) any liquidation or dissolution of the Company, and (iii) "Superior Offer" shall mean an unsolicited, bona fide written offer made by a third party to consummate any Acquisition Proposal on terms that the Board determines, in its reasonable judgment (after consultation with a reputable financial advisor) to be more favorable to the Company stockholders from a financial point of view than the terms of the Transactions; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely in the reasonable judgment of the Board to be obtained by such third party on a timely basis.

   5.5 Public Disclosure.

   (a) Parent and the Company shall consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Transactions, this Agreement or, except for as necessary to effect the Company's rights under Section 5.4(c) hereof, an Acquisition Proposal, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange or Nasdaq, in which case reasonable efforts to consult with the other party will be made prior to such release or public statement. The parties have agreed to the text of the joint press release announcing the signing of this Agreement.

   (b) Company shall consult with Parent before issuing any press release or otherwise making any public statement with respect to the Company's earnings or results of operations, and shall not issue any such press release or make any such public statement prior to such consultation.

   5.6 Reasonable Efforts; Notification.

   (a) Other than taking any action permitted by Section 5.4(c) hereof, upon the terms and subject to the conditions set forth in this Agreement each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in ARTICLE VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the Transactions, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, the Company and its Board shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Transactions or this Agreement, use all commercially reasonable efforts to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions and this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or any subsidiary or affiliate of Parent to agree to any divestiture by itself or the Company or any of their respective affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

   (b) The Company shall give prompt notice to Parent upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate in any material respect, or of any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in ARTICLE VI hereof would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

   5.7 Third Party Consents. As soon as practicable following the date hereof, Company shall use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective Contracts required to be obtained in connection with the consummation of the Transactions, including those set forth on Section 5.7 of the Company Schedule.

   5.8 Directors' and Officers' Indemnification.

   (a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Company pursuant to any indemnification provisions of Company's directors and officers under the Company Charter Documents as in effect on the date hereof (the "Indemnified Parties"). The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the Indemnified Parties as those contained in the Company Charter Documents as in effect on the date hereof which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Effective Time, were directors, officers, employees or agents of the Company, unless such modification is required by applicable law.

   (b) The Company shall purchase, for a price (which shall in no event exceed the Cap Amount regardless of any amounts credited against premium payments previously paid by the Company) not to exceed the amount set forth on
Section 5.8(b) of the Company Schedule (the "Cap Amount"), directors' and officers' liability tail coverage (for a period of six (6) years following the Effective Time), covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy, on terms comparable to those applicable to the current directors and officers of the Company, and covering all periods prior to the Effective Time (the "Tail Coverage").

   (c) This Section 5.8 is intended for the irrevocable benefit of, and to grant third party rights to, the Indemnified Parties and shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation. Each of the Indemnified Parties shall be entitled to enforce the covenants contained in this Section 5.8.

   5.9 Regulatory Filings; Reasonable Efforts. As soon as may be reasonably practicable, the Company and Parent each shall file any appropriate pre-merger notifications under the competition laws or regulations of any jurisdiction, as reasonably agreed by the parties to apply. The Company and Parent each shall promptly (a) supply the other with any information which may be required in order to effectuate such filings and (b) supply any additional information, which reasonably may be required by the competition or merger control authorities of any other jurisdiction and which the parties may reasonably deem appropriate; provided, however, that Parent shall not be required to agree to any divestiture by Parent or the Company or any of Parent's subsidiaries or affiliates of shares of capital stock or of any business, assets or property of Parent or its subsidiaries or affiliates or of the Company, its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

   5.10 Company Actions with Respect to Employees.

   (a) Company shall use its commercially reasonable efforts (which, for clarification, shall not obligate the Company to incur any additional expenditures with the exception of individual bonuses to be mutually determined by the parties and expenditures made in the ordinary course of the Company's business in connection with the retention of its employees), to cause each of its current employees set forth in Section 5.10 of the Company Schedule (collectively, the "Key Retention Employees") to remain employed with Company or become employed with Parent (as Parent shall designate) upon the consummation of the Merger, the parties acknowledging and agreeing that the list of such individuals in such Section 5.10 of the Company Schedule may be amended, from time to time prior to the Effective Time, pursuant to mutual agreement by the parties. In addition, the Company shall notify the Key Retention Employees under the heading "Interim Employees" under such
Section 5.10 (the "Interim Employees") that they will only be employed by Company or Parent, as the case may be, to facilitate the integration of the combined company after the Closing, and for only that period of time after the Closing as Parent deems, in its sole discretion, necessary for such purpose, and will be terminated immediately upon the expiration of such period.

   (b) In connection with Parent's efforts to retain the Key Retention Employees prior to the Closing, Parent agrees to use commercially reasonable efforts to extend substantially concurrent notification to each such employee his or her terms and status of employment with Parent, and other similar employment-related information which is customarily shared with prospective employees.

   (c) At any time prior to the Effective Time (it being acknowledged and agreed that Company shall in its sole discretion determine such time or times prior to the Effective Time as it deems appropriate), Company shall take all necessary action to effect the termination of all Company's employees who are not Key Retention Employees (collectively, the "Non-Retention Employees"), effective on or prior to the Effective Time; provided, that the Company may delay taking such actions with respect to certain Non-Retention Employees if in its sole discretion the Company determines that terminating such Non-Retention Employees prior to the Effective Time would have an adverse effect on the Company in the event that this Agreement is terminated.

   5.11 Termination of Certain Benefit Plans. Effective no later than the day immediately preceding the Effective Time, the Company and its Affiliates, as applicable, shall each terminate any and all group severance, separation or salary continuation plans, programs or arrangements (excluding, in each case, the agreements listed on Section 5.11 of the Company Schedule) and any and all plans intended to include a Code Section 401(k) arrangement (unless Parent provides written notice to the Company that such 401(k) plans shall not be terminated) (collectively, for purposes of this Section 5.11 "Company Employee Plans"). Unless Parent provides such written notice to the Company, no later than five business days prior to the Effective Time, the Company shall provide Parent with evidence that such Company Employee Plan(s) have been terminated (effective no later than the day immediately preceding the Effective Time) pursuant to resolutions of the Board. The form and substance of such resolutions shall be subject to review and approval of Parent. The Company also shall take such other actions in furtherance of terminating such Company Employee Plan(s) as Parent may reasonably require.

   5.12 Employee Benefits. As soon as practicable after the Effective Time, Parent shall provide the employees of the Company and its subsidiaries who remain employed after the Effective Time (each, a "Transferred Company Employee" and collectively, the "Transferred Company Employees") with substantially the same types and levels of compensation and employee benefits as provided to such Transferred Company Employees by the Company immediately prior to the Merger ("Substantially Matching Employment Terms"), provided, however, that a reduction in salary of up to five percent (5%) for Transferred Company Employees who are billable employees of the Company and up ten percent (10%) for Transferred Company Employees for non-billable employees of the Company shall be deemed to be provided Substantially Matching Employment Terms so long as such Transferred Company Employees are allowed to recoup the applicable reduced amount pursuant to Parent's current bonus program. Further, Parent shall treat and cause its applicable benefit plans (with the exception of Parent's sabbatical program) to treat the service of Transferred Company Employees with the Company or any subsidiary of the Company prior to the Effective Time as service rendered to Parent or any affiliate of Parent for purposes of eligibility to participate and vesting, including applicability of minimum waiting periods for participation, but not for benefit accrual. Parent shall use commercially reasonable efforts to provide that no Transferred Company Employee, or any of his or her eligible dependents, who, at the Effective Time, are participating in the Company group health plan shall be excluded from the Parent's group plan, or limited in coverage thereunder, by reason of any waiting period restriction or pre-existing condition limitation; provided that such Transferred Employees are based in the United States and meet applicable actively at work requirements as of the Effective Time. Notwithstanding the foregoing, and except for its obligation to provide Substantial Matching Employment Terms to each Transferred Company Employee as set forth in this Section 5.12, Parent shall not be required to provide any coverage, benefits, or credit beyond that already promised in accordance with this Section 5.12 to any Transferred Company Employee which would be inconsistent with the terms of Parent benefit plans.

   5.13 FIRPTA Certificate. On or prior to the Effective Time, the Company shall deliver to Parent a properly executed statement in a form reasonably acceptable to Parent for purposes of satisfying Parent's obligations under Treasury Regulation Section 1.1445-2(c)(3).

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER


   6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

   (a) Company Stockholder Approval. This Agreement shall have been duly approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law, by the stockholders of the Company.

   (b) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. All material foreign antitrust approvals required to be obtained prior to the Effective Time in connection with the Merger shall have been obtained.

   (c) Proxy Statement. No order suspending the use of the Proxy Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened in writing by the SEC.

   (d) Litigation. There shall be no action, suit, claim, or proceeding of any nature pending, or threatened which seeks to materially delay or prevent the consummation of the Merger or the other transactions contemplated by the terms of this Agreement.

   6.2 Additional Conditions to Obligations of Company. The obligation of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the
Company:

   (a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Parent and Merger Sub, (B) for changes contemplated by this Agreement and (C) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications as set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded). The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

   (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and the Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

   6.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Parent:

   (a) Representations and Warranties. Each representation and warranty of the Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date except (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on the Company; provided, however, that the representations and warranties set forth in Sections 2.3(a), 2.4, 2.21, 2.22, 2.23 and 2.24 hereof shall be true and correct in all respects other than an inaccuracy, with respect to Section 2.3(a) in the foregoing, in the aggregate amount of no greater than Two Hundred Fifty Thousand (250,000) shares of Company Common Stock from that aggregate amount of shares set forth in the numerical capitalization clauses in such Section 2.3(a), (B) for changes contemplated by this Agreement and (C) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications as set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties,
(i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded (other than with respect to the representations and warranties set forth in Sections 2.3(a), 2.4, 2.21, 2.22, 2.23 and 2.24 hereof), and (ii) any update of or modification to the Company Schedule made or purported to have been made after the date of this Agreement shall be disregarded). Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company.

   (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company.

   (c) Material Adverse Effect. No Material Adverse Effect with respect to the Company and its subsidiaries shall have occurred since the date of this Agreement, and Parent shall have received a certificate to such effect signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company.

   (d) Consents. The Company shall have obtained, and there shall be in full force and effect, each of the consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby under the Contracts set forth in Section 6.3(d) of the Company Schedule in form and substance reasonably satisfactory to Parent.

   (e) [Intentionally Omitted].

   (f) Employees. At least eighty percent (80%) of the of the Company employees with the exception of the Interim Employees (the "Key Employees") listed on Section 5.10, shall continue to be employed by the Company at the Closing and shall not have given any notice or other indication that they are not willing to be employed by Parent or a subsidiary of Parent (as Parent shall designate) following the Merger or to execute and deliver to Parent Parent's standard forms of Confidentiality and Invention Assignment Agreement and associated schedules and statements without amendment or modification thereto in any substantive respect; provided, however, that the Company may replace any such employee who terminates his employment with the Company prior to the Closing (a "Former Key Employee") with a current or newly hired employee possessing substantially the same and comparable qualifications and experience as the terminating Former Key Employee, and who is reasonably approved by Parent. No more than one Key Employee who ceases to be employed by the Company as a result of death or bona fide permanent disability will be excluded from the numerator and the denominator in calculating such percentage.

   (g) Customer Retention. No more than eighty percent (80%) of the Material Customers, and none of the Material Customers set forth in Section 6.3(g) of the Company Schedule, shall have given notice, or other indication after the date of the Agreement that it wishes to, (i) in the case of a Material Customer who is being billed on a time and materials basis, substantially modify in an adverse fashion the terms and conditions under which the Company performs work for such Material Customer, or (ii) in the case of a Material Customer who is being billed on a fixed-price basis, terminate or modify in an adverse fashion the terms and conditions of a fixed price project of which the Material Customer had previously committed to Company (any such occurrences set forth in clauses (i) and (ii) in the immediate foregoing, a "Substantial Adverse Modification"); provided, however, that a Substantial Adverse Modification shall only be deemed to have occurred to the extent that such Substantial Adverse Modification results, or would result, in a material decline in Company's recognition of collective revenues from the Material Customers.

                                  ARTICLE VII
                       TERMINATION, AMENDMENT AND WAIVER


   7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, and the Merger may be abandoned, notwithstanding any requisite approval and adoption of this Agreement and the Transactions by the stockholders of the Company:

   (a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company;

   (b) by either the Company or Parent if the Effective Time shall not have occurred on or before September 30, 2003 (the "End Date") for any reason; provided, however, that the right to terminate this Agreement under this
Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Effective Time to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

   (c) by either the Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

   (d) by either the Company or Parent if the required approval of the stockholders of the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at the Stockholders' Meeting or at any adjournment thereof; provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to the Company where the failure to obtain the Company stockholder approval shall have been caused by the action or failure to act of the Company and such action or failure to act constitutes a breach by the Company of this Agreement;

   (e) by the Company, upon approval of the Board, if the Board concludes in good faith that it is required to do so by its fiduciary duties to the Company's stockholders under applicable law, after consultation with its outside legal counsel in connection with entering into a definitive agreement with respect to a Superior Proposal, upon three (3) days' prior written notice to Parent, setting forth in reasonable detail the identity of the person making, and the final terms and conditions of, such Superior Proposal; provided, however, that any termination of this Agreement pursuant to this
Section 7.1(e) shall not be effective until the Company has made full payment of all amounts provided under Section 7.3 hereof.

   (f) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, however, that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent through the exercise of its commercially reasonable efforts, then the Company may not terminate this Agreement under this Section 7.1(f) for thirty (30) calendar days after delivery of written notice from the Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this
Section 7.1(f) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty (30) calendar day period);

   (g) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, however, that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company through the exercise of its commercially reasonable efforts, then Parent may not terminate this Agreement under this Section 7.1(g) for thirty (30) calendar days after delivery of written notice from Parent to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this
Section 7.1(g) if it shall have materially breached this Agreement or if such breach by the Company is cured during such thirty (30) calendar day period); and provided further, however, that an inaccuracy with respect to the representation and warranty set forth in Section 2.19(c) (Suppliers and Customers) of the Agreement regarding the Material Customers' relationships with the Company shall not be considered a breach of such representation and warranty as long as the condition set forth in Section 6.3(g) hereof remains satisfied.

   (h) by Parent, upon a material breach of the provisions of Section 5.4 hereof;

   (i) by Parent if a Triggering Event (as defined below) shall have occurred. For the purposes of this Agreement, a "Triggering Event" shall be deemed to have occurred if: (i) the Board or any committee thereof shall for any reason have withdrawn or withheld, or shall have amended, changed or modified in a manner adverse to Parent its unanimous recommendation in favor of, the adoption and approval of the Agreement or the approval of the Transactions;
(ii) the Company shall have failed to include in the Proxy Statement the unanimous recommendation of the Board that holders of Shares vote in favor of and adopt and approve this Agreement and approve the Merger; (iii) the Board or any committee thereof shall have approved or recommended any Acquisition Proposal; (iv) the Company shall have entered into any letter of intent or similar document or any Contract accepting any Acquisition Proposal; or (v) a tender or exchange offer relating to securities of the Company shall have been commenced by a person unaffiliated with Parent and the Company shall not have sent to its securityholders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published sent or given, a statement disclosing that the Board recommends rejection of such tender or exchange offer; or

      (j) by Parent, upon the occurrence of a breach of any of the Abstention Terms (an "Abstention Breach").

   7.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 7.1 hereof will be effective immediately upon (or, if the termination is pursuant to Section 7.1(f) or Section 7.1(g) hereof and the proviso therein is applicable, thirty (30) calendar days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 7.1 hereof, this Agreement shall be of no further force or effect and there shall be no liability to any party hereunder in connection with the Agreement or the Transactions, except (i) as set forth in Section 5.3 hereof, this Section 7.2,
Section 7.3 hereof and ARTICLE IX hereof, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of, or any intentional misrepresentation made in this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

   7.3 Fees and Expenses.

   (a) General. Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the Transactions (including fees and expenses of attorneys and accountants) shall be paid by the party incurring such expenses whether or not the Merger is consummated. For the avoidance of doubt, Company shall pay all fees and expenses incurred in connection with the printing and filing with the SEC the Proxy Statement and any amendments or supplements thereto, and any mailing costs with respect to the Proxy Statement.

   (b) Company Payments.

      (i) The Company shall pay to Parent in immediately available funds, within one (1) business day after demand by Parent, an amount equal to $600,000 (the "Termination Fee") if this Agreement is terminated by Parent pursuant to Section 7.1(i) hereof.

      (ii) The Company shall pay to Parent in immediately available funds, within one (1) business day after demand by Parent, an amount equal to the Termination Fee if (A) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(d) hereof and (B) an Abstention Breach occurred prior to the failure to obtain the required vote at the Stockholders' Meeting or at any adjournment thereof.

      (iii) The Company shall pay to Parent in immediately available funds, concurrent with a termination by Company of this Agreement pursuant to
   Section 7.1(e) hereof, an amount equal to the Termination

   Fee, and no such termination of this Agreement shall be deemed effected until such time as the Termination Fee shall have been paid to Parent.

      (iv) The Company shall pay Parent in immediately available funds, within one (1) business day after demand by Parent, an amount equal to the Termination Fee, if this Agreement is terminated by Parent pursuant to
   Section 7.1(b) or Section 7.1(d) hereof and any of the following shall occur:

         (A) if following the date hereof and prior to the termination of this Agreement, a third party has announced an Acquisition Proposal and has not publicly definitively withdrawn such Acquisition Proposal at least five (5) business days prior to the earlier to occur of the End Date or the Stockholders' Meeting, as applicable, and within nine (9) months following the termination of this Agreement a Company Acquisition (as defined below) is consummated; or

         (B) if following the date hereof and prior to the termination of this Agreement, a third party has announced an Acquisition Proposal and has not publicly definitively withdrawn such Acquisition Proposal at least five (5) business days prior to the earlier to occur of the End Date or the Stockholders' Meeting, as applicable, and within nine (9) months following the termination of this Agreement the Company enters into a letter of intent or similar document or any Contract providing for a Company Acquisition.

      (v) The Company shall pay to Parent in immediately available funds, within one (1) business day after demand by Parent, if this Agreement is terminated by Parent pursuant to Section 7.1(g) based on a failure to satisfy the condition set forth in Section 6.3(b) and, (x) prior to such termination, the Company has received, or a third party has announced, an Acquisition Proposal and (y) such breach is intended to or has the effect of facilitating such Acquisition Proposal or benefiting the person making such acquisition proposal without similarly benefiting Parent, an amount equal to the out-of-pocket fees and expenses incurred by Parent and Merger Sub in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby (including, without limitation, reasonable attorney fees and expenses, reasonable advisor fees and expenses, and travel costs) (the "Expenses"); provided, that the Company shall not be required, pursuant to this Section 7.3(b)(iv), to pay Parent for Expenses in excess of $500,000 in the aggregate. Notwithstanding the foregoing, payment of such Expenses shall not constitute liquidated damages with respect to any claim which Parent or Merger Sub would be entitled to assert against the Company or its assets, or against any of the Company's directors, officers, employees or stockholders, with respect to any such breach, and shall not constitute the sole and exclusive remedy with respect to any such breach.

      (vi) The Company hereby acknowledges and agrees that the agreements set forth in this Section 7.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement. Accordingly, if the Company fails to pay in a timely manner the amounts due pursuant to this Section 7.3(b) and, in order to obtain such payment, Parent makes a claim that results in a judgment against the Company for the amounts set forth in this
   Section 7.3(b), the Company shall pay to Parent its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amounts set forth in this
   Section 7.3(b) at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made; provided, however, that if Parent makes a claim for the amounts set forth in this Section 7.3(b) that results in a judgment against Parent, Parent shall pay to the Company its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit. Payment of the fees described in this Section 7.3(b) shall not be in lieu of damages incurred in the event of any intentional or willful breach of, or any intentional misrepresentation made in, this Agreement.

      (vii) Notwithstanding anything to the contrary set forth in this Agreement, each of the parties hereto hereby expressly acknowledges and hereby agrees that, with respect to any termination of this Agreement pursuant to Section 7.1 hereof (other than a termination based upon the willful or intentional breach of, or any intentional misrepresentation made in, this Agreement) under circumstances in which the Termination Fee is payable pursuant to this Section 7.3(b), payment of the Termination Fee shall constitute liquidated damages with respect to any claim for damages or any other claim which Parent or

   Merger Sub would otherwise be entitled to assert against the Company or its assets, or against any of the Company's directors, officers, employees or stockholders, with respect to any such termination of this Agreement, and shall constitute the sole and exclusive remedy with respect to any such termination of this Agreement. The parties hereto expressly acknowledge and agree that, in light of the difficulty of accurately determining actual damages with respect to the foregoing upon any such termination of this Agreement pursuant to Section 7.1 hereof (other than a termination based upon the willful or intentional breach of, or any intentional misrepresentation made in, this Agreement) under circumstances in which the Termination Fee is payable pursuant to this Section 7.3(b), the right to such payment: (A) constitutes a reasonable estimate of the damages that will be suffered by reason of any such termination this Agreement and (B) shall be in full and complete satisfaction of any and all damages arising as a result of any such termination of this Agreement. Except for nonpayment of the Termination Fee pursuant to this Section 7.3(b) the parties hereto hereby agree that, upon any termination of this Agreement pursuant to
   Section 7.1 hereof (other than a termination based upon the willful or intentional breach of, or any intentional misrepresentation made in, this Agreement) under circumstances in which the Termination Fee is payable pursuant to this Section 7.3(b), in no event shall Parent or Merger Sub be entitled to seek or to obtain any recovery or judgment against the Company or any subsidiaries of the Company or any of their respective assets, or against any of their respective directors, officers, employees or stockholders for any such termination of this Agreement, and in no event shall Parent or Merger Sub be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, special, indirect or punitive damages, for any such termination of this Agreement. Notwithstanding the foregoing, payment of the Termination Fee pursuant to this Section 7.3(b) shall not constitute liquidated damages with respect to any claim for damages or any other claim which Parent or Merger Sub would be entitled to assert against the Company or its assets, or against any of the Company's directors, officers, employees or stockholders, with respect to any such termination of this Agreement based upon the willful or intentional breach or intentional misrepresentation of any representations, warranties or covenants of the Company in this Agreement, and shall not constitute the sole and exclusive remedy with respect to any such termination of this Agreement based upon the willful or intentional breach or misrepresentation of any of the representations, warranties or covenants of the Company in this Agreement.

      (viii) For the purposes of this Agreement, "Company Acquisition" shall mean any of the following transactions (other than the transactions contemplated by this Agreement): (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than a majority of the aggregate equity interests in the surviving or resulting entity of such transaction, (ii) a sale or other disposition by the Company of assets representing in excess of a majority of the aggregate fair market value of the Company's businesses immediately prior to such sale or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by the Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of a majority of the voting power of the then outstanding shares of capital stock of the Company.

   7.4 Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent and the Company.

   7.5 Extension; Waiver. At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                  ARTICLE VIII
                            [Intentionally Omitted.]

                                   ARTICLE IX
                               GENERAL PROVISIONS

   9.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

   9.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

   (a) if to the Company, to:

            Predictive Systems, Inc.
            19 West 44th Street, 9th Floor
            New York, NY 10036
            Attn: Legal Department
            Telephone No.: (212) 659-3400
            Telecopy No.: (212) 659-3499

            with a copy to:

            Wilson Sonsini Goodrich & Rosati
            Professional Corporation
            12 East 49th Street, 30th Floor
            New York, New York 10017
            Attn: Alexander D. Lynch, Esq.
            Telephone No.: (212) 999-5800
            Telecopy No.: (212) 999-5899

   (b) if to Parent or the Merger Sub, to:

            International Network Services, Inc.
            1600 Memorex Drive Suite 200
            Santa Clara, CA 95050
            Attn: Chief Executive Officer
            Telephone No.: (408) 330-2700
            Telecopy No.: (408) 330-2701

            with a copy to:

            Gray Cary Ware & Freidenrich LLP
            400 Hamilton Avenue
            Palo Alto, California 94301
            Attn: Bruce E. Schaeffer, Esq.
            Telephone No.: (650) 833-2000
            Telecopy No.: (650) 833-2001

   9.3 Interpretation; Knowledge.

   (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

When reference is made herein to "the business of" an entity, such reference shall be deemed to include the businesses of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

   (b) For purposes of this Agreement, the term "knowledge" means with respect to a party hereto, with respect to any matter in question, that any of the executive officers or directors of such party has actual knowledge of such matter; provided that with respect to any executive officer, such executive officer shall have made reasonable due and diligent inquiry of the employees responsible for such matter in question; and provided, further, that if any executive officer does not make such reasonable due and diligent inquiry, then such executive officer shall be deemed to have actual knowledge of those facts or matters that such executive officer would have had, had he or she made such inquiry.

   (c) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with any entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the businesses, assets (including intangible assets), liabilities, properties, financial condition or results of operations of such entity and its subsidiaries taken as a whole, or the ability of such entity to perform its obligations under this Agreement and timely consummate the Transactions; provided, however, none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect on the Company: (i) any change in the market price or trading volume of the Shares; (ii) any failure, excluding the cause of any failure, by the Company to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement; (iii) any adverse change, event, violation, inaccuracy, circumstance or effect that the Company successfully bears the burden of proving results from or is attributable to conditions affecting the industries in which the Company participates, the United States economy as a whole, or foreign economies in any locations where the Company or any of its subsidiaries has material operations or sales (which changes in each case do not disproportionately affect the Company or its subsidiaries, as the case may
be); (iv) any adverse change, event, violation, inaccuracy, circumstance or effect resulting from Company's compliance with the terms of, or the taking of any action required by, this Agreement; (v) the termination, cancellation, deferral or other adverse modification of any Contracts by any customers; or
(vi) any voluntary termination of the employment of employees of the Company by such employees. Notwithstanding the exclusionary provisos (v) and (vi) immediately in the foregoing and with respect to the definition of "Material Adverse Effect," such provisos shall in no way or fashion limit or otherwise affect, Parent's rights with respect to the conditions set forth in Sections 6.3(f) or 6.3(g) hereof.

   (d) For purposes of this Agreement, the term "person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

   9.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

   9.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Schedule, (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect and shall survive any termination of this Agreement; and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as specifically provided in Section 5.8 hereof.

   9.6 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

   9.7 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

   9.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

   9.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

   9.10 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

   9.11 Waiver of Jury Trial. EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                   [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed by their duly authorized respective officers as of the date first written above.


                                   INTERNATIONAL NETWORK SERVICES, INC.

                                   By:   /s/ David Butze
                                   Name: David Butze
                                   Title:  Chief Executive Officer

                                   By:   /s/ Julia Kellberg
                                   Name: Julia Kellberg
                                   Title:  Vice President, Finance

                                   MID-WEST ACQUISITION CORPORATION

                                   By:  /s/ David Butze
                                   Name: David Butze
                                   Title:  Chief Executive Officer

                                   PREDICTIVE SYSTEMS, INC.

                                   By:  /s/ Andrew Zimmerman
                                   Name: Andrew Zimmerman
                                   Title:  Chief Executive Officer

                                   By:  /s/ Berry Sethi
                                   Name: Berry Sethi
                                   Title:  Chief Financial Officer

                                                                        ANNEX B


    Appraisal Rights -- Section 262 of the Delaware General Corporation Law


   (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

   (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264
of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and
                     b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

   (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

   (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

   (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

   (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

   (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

   (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

   (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

   (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

   (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

   (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                        ANNEX C


                                           [graphic]


                            Fairness Opinion Letter


April 8, 2003


CONFIDENTIAL

Board of Directors
Predictive Systems, Inc.
19 West 44th Street
9th Floor
New York NY 10036

Dear Members of the Board:

   We understand that Predictive Systems, Inc., a Delaware corporation (the "Company"), International Network Services, Inc., a Delaware corporation ("Parent"), and Mid-West Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub") have entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which Merger Sub shall be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the "Transaction").

   The merger consideration per share of common stock of the Company (the "Merger Consideration") at closing ("Closing") shall equal a cash amount equal to the quotient obtained by dividing (x) the Total Consideration of $19.187 million minus any Adjustment Amount (if the Adjustment Amount shall have been calculated pursuant to (a) below) or plus any Adjustment Amount (if the Adjustment Amount shall have been calculated pursuant to (b) below), by
(y) the Total Outstanding Shares. Total Outstanding Shares equal the total number of shares of common stock, par value $.001 per share ("Share"), of the Company issued and outstanding immediately prior to the Effective Time (as defined in the Agreement). The Adjustment Amount shall be zero if Final Net Assets is within +/- $1.25 million of the Estimated Net Assets, otherwise the Adjustment Amount shall equal either:

   (a) if the Final Net Assets are less than $14.137 million (represents Estimated Net Assets minus $1.25 million), the amount by which such amount exceeds the Final Net Assets, or

   (b) if the Final Net Assets are greater than $16.637 million (represents Estimated Net Assets plus $1.25 million), the amount by which the Final Net Assets exceeds such amount.

   You have requested our opinion as to whether the Merger Consideration to be received by stockholders of the Company in the Transaction is fair, from a financial point of view, to the Company and its stockholders.



                              Updata Capital. Inc.
    125 Half Mile Road, Red Bank, NJ 07701 o 732-945-l000 fax: 732-945-1001
                             http://www.updata.com

   For purposes of this opinion, we have assumed that Total Outstanding Shares equal 41.854 million, including (a) Shares currently outstanding, (b) Shares resulting from the exercise prior to Closing of stock options or other rights to acquire Shares granted by the Company or any of its subsidiaries; and, (c) Shares cancelled in connection with the sale of the Company's ISAC business (the Information Sharing and Analysis Center division and Open Source Intelligence division) prior to Closing. We have assumed the completion of the sale of the ISAC business prior to Closing. Notwithstanding, we do not consider the impact of the sale of the ISAC business to be material to the results of our analysis or opinion. We have also assumed that the Adjustment Amount, when calculated, equals zero dollars; that is, it neither results in a reduction of nor an increase in Total Consideration.

   Updata Capital, Inc. ("Updata") focuses on providing merger and acquisition advisory services to information technology ("IT") companies. In this capacity, we are continually engaged in valuing such businesses, and we maintain an extensive database of IT mergers and acquisitions and trading data for comparative purposes.

   Pursuant to an engagement letter dated February 10, 2003, the Company engaged Updata to act as its financial advisor in connection with the potential sale of its Global Integrity unit and to provide a fairness opinion in connection with the sale of the Company.

   In rendering our opinion, we have, among other things, reviewed:

   1) the most recent draft of the Agreement, dated as of April 7, 2003, and based our opinion on our understanding that the terms and conditions of the Agreement will not materially change;

   2) the Company's Annual Reports on Form 10-K and related publicly available financial information for the three fiscal years ended December 31, 2002;

   3) the Company's, internal and ongoing financial results pertaining to the three months ended March 31, 2003 and financial forecasts for the three month period ending June 30, 2003;

   4) in discussions with Company senior management certain internal business, financial and operating information including certain forecasts and an analysis prepared by the Company regarding a possible liquidation of the Company's assets following termination of operations;

   5) the Company's market valuation and financial performance compared to certain publicly traded companies that we deemed to be relevant;

   6) the financial terms and share price premiums in the Transaction compared to those of certain other public mergers and acquisitions that we deemed to be relevant;

   7) historical closing share prices and trading volume of the Company's common stock; and

   8) other public information, and conducted other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

   In rendering our opinion we have relied, without independent verification, on the accuracy and completeness of all the financial and other information (including without limitation the representations and warranties contained in the Agreement) that was publicly available or furnished to us by the Company. With respect to financial forecasts and other internal business, financial and operating information examined by us, we have assumed that these were reasonably prepared, taking into account information to be included on disclosure schedules to the Merger Agreement, and reflected the best available estimates and good faith judgments of Company management as to the financial performance of and other matters relating to the Company. We have not made an independent appraisal or valuation of any of the Company's assets nor do we assume responsibility for or express any view as to financial forecasts or the assumptions on which they are based.

   In rendering our opinion, we have assumed, with your consent, that the Merger will be consummated on terms described in the Merger Agreement, without any waiver of any material terms or conditions by the Company and that obtaining any regulatory approvals which may be necessary for the Merger will not have an adverse effect on the Company.

   Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this opinion. Although any change in such conditions or other developments may impact this opinion, we do not have an obligation to update, revise or reaffirm this opinion.

   This opinion speaks only as of the date hereof. It is understood that this opinion is for the information of the Board of Directors of the Company in connection with its consideration of the Transaction and does not constitute a recommendation to any Company stockholder as to how such stockholder should vote on the Transaction. This opinion may not be published or referred to, in whole or part, without our prior written permission.

   Based upon and subject to the foregoing, we are of the opinion that the Merger Consideration to be received by the Company's stockholders in the Transaction is fair, from a financial point of view, to the Company's stockholders.

                                 Sincerely,



                                 /s/ Updata Capital, Inc.

                                 Updata Capital, Inc.

                                                                        ANNEX D

                       NET ASSETS DETERMINATION SCHEDULE

   Method of Calculation of the Assets and Liabilities for Preparation of the
                           Final Net Assets Schedule

                                                        Method of Calculation
                                                        --------------------------------------------------------------
   Total of the Following Estimated Assets
    as of the Anticipated Closing Date
    (subject to Note 1)

   A/R                                                  Gross A/R as of the Closing Date calculated in
                                                        accordance with GAAP, minus all A/R over 365 days old,
                                                        minus 5% of A/R aged between 180 and 365 day,
                                                        minus 4% of A/R aged between 0 and 179 days.

   Restricted Cash                                      Per GAAP

   Cash                                                 Per GAAP

   Work In Process -- Hardware and
    Software                                            Per GAAP less 4%

   Prepaid Expenses                                     Per GAAP

   Refundable Income Taxes                              Per GAAP

   Unbilled Revenue                                     Per GAAP less 4%

   Receivables from Employees and
    Stockholders                                        Per GAAP

   Security Deposits (Other Assets)                     Per GAAP

   Fixed Assets                                         $100,000

   Other Current Assets                                 $36,000

Less: Contingent Liabilities as of
 the Anticipated Closing Date

   Potential Payment to Purchaser                       As determined pursuant to the definitive agreement
    in the ISAC Sale.                                   between the Company and the purchaser in the ISAC sale.

   Other Contingent Liabilities                         $315,000 (subject to Note 2)

Less: Estimated Other Liabilities
 as of the Anticipated Closing Date
 (subject to Note 1 except
 where indicating Note 2)

   A/P                                                  Per GAAP

   Accrued Expenses and
    Other Current Liabilities                           Per GAAP

   Deferred Revenue                                     Per GAAP

   Transaction Related Liabilities                      $1,407,000 (subject to Note 2)

Less: Estimated Conversion/Integration
 Costs

   HR Transition Costs                                  $2,496,500 (subject to Note 2)

   Other Transaction Cost                               $406,500


Notes to Net Assets Determination Schedule


   Note 1: GAAP calculations, as of the anticipated Closing Date, which shall be calculated and estimated to the extent necessary in order to provide what the anticipated GAAP number will be as of such Closing Date.

   Note 2: The fixed amount shall be reduced to the extent the items in the underlying Estimated Valuation Schedule has either been paid or has been accrued as an expense since the date of the Agreement.

                                                                        ANNEX E


                                VOTING AGREEMENT


   THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of April __, 2003 by and between International Network Services, Inc., a Delaware corporation ("Parent"), and the undersigned stockholder and/or option holder (the "Stockholder") of Predictive Systems, Inc., a Delaware corporation (the "Company").

                                   RECITALS:

   A. Parent, the Company and Merger Sub (as defined below) have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the merger (the "Merger") of Mid-West Acquisition Corporation, a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company, pursuant to which all outstanding capital stock of the Company will be converted into the right to receive a cash payment, as set forth in the Merger Agreement.

   B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of the Company, and such number of shares of capital stock of the Company issuable upon the exercise of outstanding options and warrants, as is indicated on the signature page of this Agreement.

   C. In consideration of the execution of the Merger Agreement by Parent, the Stockholder (in his or her capacity as such) has agreed to vote the Shares (as defined below) and such other shares of capital stock of the Company over which the Stockholder has voting power, so as to facilitate consummation of the Merger as provided herein.

   NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

   1. Certain Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

   (a) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

   (b) "person" shall mean any individual, corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

   (c) "Shares" shall mean: (i) all securities of the Company (including all shares of capital stock of the Company and all options, warrants and other rights to acquire shares of capital stock of the Company) owned by the Stockholder as of the date of this Agreement, and (ii) all additional securities of the Company (including all additional shares of capital stock of the Company and all additional options, warrants and other rights to acquire shares of capital stock of the Company) of which the Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

   (d) Transfer. A person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or other disposition of such security or any interest therein.

   2. Transfer of Shares.

   (a) Transfer of Shares. The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not, without the consent of Parent (which consent shall not be unreasonably withheld or delayed), cause or permit any Transfer of any of the Shares to be effected or make any offer regarding any Transfer of any of the Shares; provided, however, no transfer pursuant to this Section 2(a) shall be permitted or deemed effected unless each person or entity to which any of such Shares are or may be transferred shall have executed a counterpart of this Agreement and a Proxy (as defined in Section 4 below) such that the transferred Shares remain subject to all of the terms and provisions of this Agreement.

   (b) Transfer of Voting Rights. The Stockholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement, commitment or understanding in a manner inconsistent with the terms of Section 3 hereof or otherwise in contravention of the obligations of the Stockholder under this Agreement, with respect to any of the Shares.

   3. Agreement to Vote Shares. Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, the Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy, the Shares:

   (a) in favor of approval of the Merger and the adoption and approval of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement;

   (b) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement;

   (c) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets (other than the ISAC Sale), reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company (other than the ISAC Sale), (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement; and

   (d) in favor of waiving any notice that may have been or may be required relating to any reorganization of the Company or any subsidiary of the Company, any reclassification or recapitalization of the capital stock of the Company or any subsidiary of the Company, or any sale of assets, change of control, or acquisition of the Company or any subsidiary of the Company by any person, or any consolidation or merger of the Company or any subsidiary of the Company with or into any person.

   4. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

   5. No Solicitation. Except as permitted by the Merger Agreement, Stockholder agrees that between the date of this Agreement and the Expiration Date, Stockholder will not, nor will Stockholder authorize or permit any of its officers, directors, controlled affiliates or employees or any of their respective investment bankers, attorneys or other advisors or representatives to, directly or indirectly: (i) solicit, initiate, encourage or take an action intended to induce the making, submission or announcement of any Acquisition Proposal; or (ii) engage or participate in any discussions or negotiations with any person regarding, or furnish to any person any information with respect to, or take any other action intended to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal. Stockholder will, and will direct or cause its officers, directors, controlled affiliates and employees and their respective investment bankers, attorneys or other advisors or representatives to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to any

Acquisition Proposal. Stockholder will promptly advise Parent and the Company orally and in writing of any Acquisition Proposal or any request for information with respect to any Acquisition Proposal received by Stockholder, the material terms and conditions of such Acquisition Proposal or request and the identity of the person making such Acquisition Proposal or request.

   6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent that, as of the date hereof and at all times until the Expiration Date, the Stockholder (i) is (and will be, subject to any transfers permitted and deemed effected pursuant to Section 2(a) herein) the beneficial owner of the shares of capital stock of the Company, and the options, warrants and other rights to purchase shares of capital stock of the Company, set forth on signature page of this Agreement, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares; (ii) the Shares are (and will be) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature (each an "Encumbrance") (other than those Encumbrances which are in favor of the Company, provided Parent shall have been provided with copies of the relevant documentation related thereto); (iii) does not (and will not) beneficially own any securities of the Company other than the shares of capital stock of the Company, and options, warrants and other rights to purchase shares of capital stock of the Company, set forth on the signature page of this Agreement; and (iv) has (and will have) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

   7. Consent and Waiver. The Stockholder (not in his or her capacity as a director or officer of the Company) hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party, or pursuant to any rights Stockholder may have.

   8. Legending of Shares. If so requested by Parent, the Stockholder hereby agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy.

   9. Termination. This Agreement shall terminate and be of no further force or effect as of the Expiration Date.

   10. Miscellaneous.

   (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall not be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

   (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

   (c) Binding Effect; Assignment. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned to any other person without the prior written consent of Parent.

   (d) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

   (e) Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Parent and to preserve for Parent the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Parent which cannot be adequately compensated by a monetary award. Accordingly, Parent and the Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, Parent shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

   (f) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

   (f) Entire Agreement. This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of Parent and the Stockholder with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between Parent and the Stockholder, both oral and written, with respect to the subject matter hereof and thereof.

   (h) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

     If to Parent:             1600 Memorex Drive
                               Suite 200
                               Santa Clara, CA 95050
                               Attention: Chief Executive Officer
                               Telephone: (408) 330-2700
                               Telecopy: (408) 330-2701

     with a copy to:           Gray Cary Ware & Freidenrich LLP
                               400 Hamilton Avenue
                               Palo Alto, CA 94301-1833
                               Attention: Bruce Schaeffer, Esq.
                               Telephone: (650) 833-2000
                               Telecopy: (650) 833-2001

If to the Stockholder:         To the address for notice set forth on the
                               signature page hereof.

   (i) Further Assurances. The Stockholder (in his or her capacity as such) shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Parent may deem necessary or desirable, in the reasonable opinion of Parent, to carry out and effectuate the purpose and intent of this Agreement.

   (j) Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

   (k) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

INTERNATIONAL NETWORK SERVICES, INC.                            STOCKHOLDER:
By:                                                             By:
    ----------------------------------------                        -----------------------------------------
     Signature of Authorized Signatory                               Signature
Name:                                                           Name:
     ---------------------------------------                          ---------------------------------------
Title:                                                          Title:
      --------------------------------------                           --------------------------------------


                                                                Print Address
                                                                              --------------------------------------

                                                                Telephone
                                                                              --------------------------------------

                                                                Facsimile No.
                                                                              --------------------------------------
                                                                Share beneficially owned:
                                                                ________ shares of Company capital stock
                                                                ________ shares of Company capital stock issuable upon the exercise of outstanding options, warrants or other rights

                                   EXHIBIT A

                               IRREVOCABLE PROXY


   The undersigned stockholder of Predictive Systems, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints the directors of the Board of Directors of International Network Services, Inc., a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this irrevocable proxy (the "Proxy"). The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

   This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Parent and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Parent, Mid-West Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company, which provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

   The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

   (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement;

   (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement;

   (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets (other than the ISAC Sale), reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company (other than the ISAC Sale), (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement; and

   (iv) in favor of waiving any notice that may have been or may be required relating to any reorganization of the Company or any subsidiary of the Company, any reclassification or recapitalization of the capital stock of the Company or any subsidiary of the Company, or any sale of assets, change of control, or acquisition of the Company or any subsidiary of the Company by any person, or any consolidation or merger of the Company or any subsidiary of the Company with or into any person.

   The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above.

   Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

   This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: April __, 2003

                            Signature of Stockholder:
                                                     ---------------------------
                            Print Name of Stockholder:
                                                      --------------------------
                            Shares beneficially owned:
                                                      --------------------------
                            _______ shares of Company capital stock
                            _______ shares of the Company capital stock issuable upon the exercise of outstanding options, warrants or other rights